UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 through December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2017

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

U.S. economic growth accelerated through 2017, supported by synchronized growth in the global economy and central bank policies that helped push equity prices higher in the U.S. as well as most developed market and emerging market nations.

“Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy.” — George C.W. Gatch

During the year, the U.S. entered its third longest economic expansion on record. Gross domestic product (GDP) rose by 1.8%, 1.2% and 3.2% in the first three quarters of 2017, respectively, and preliminary estimates put fourth quarter GDP growth at 2.6%. Unemployment fell steadily to 4.1% in December 2017 from 4.8% at the start of the year — though growth in wages remained weak — and U.S. consumer confidence reached a 17-year high in November 2017. Corporate profits rose strongly and received a boost from stable energy prices and a 10% decline in the value of the U.S. dollar over the course of the year.

Notably, three large hurricanes — along with wildfires and other natural disasters — combined to cause an estimated $306 billion in damage in the U.S., making 2017 the most expensive year to date for natural disasters. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates three times in 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during 2017, which provided support for the domestic economy and for financial markets.

Globally, most developed market and emerging market economies also continued to grow throughout 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade. China’s GDP grew by an estimated 6.8% in 2017, supported by personal consumption and growth in foreign trade, according to the World Bank.

Roughly 120 countries, comprising three-fourths of global GDP, experienced increased economic growth in 2017 relative to 2016, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns throughout 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities for the year.

In the U.S., the Standard & Poor’s 500 Index (the “S&P 500”) reached 62 new closing highs during 2017 — the second largest number on record — and posted positive total returns (dividends included) in each month of the year for the first time since the current formula of the benchmark index was created in 1957. At the same time, equity market volatility fell to historic lows and by the end of 2017, U.S. stock prices overall hadn’t experienced a decline of 3% or greater for 14 consecutive months. While U.S. fixed income markets largely provided positive returns during the year, they underperformed equity markets.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited external demand and a reduction in U.S. corporate tax rates from the Tax Cuts and Jobs Act of 2017. Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	3.57%
Bloomberg Barclays U.S. Aggregate Index	3.54%

Net Assets as of 12/31/2017	$294,664,228
Duration as of 12/31/2017	5.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Investment grade corporate bonds and U.S. Treasury bonds provided relatively small but positive returns for the twelve month reporting period amid investor expectations for rising interest rates in the U.S. While U.S. high-yield bonds (also called “junk bonds”) generally outperformed other fixed income asset classes, bond markets overall underperformed equity markets.

The U.S. Federal Reserve raised benchmark interest rates three times during 2017. During the latter half of the year, the yield curve, which shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time, flattened out as yields on shorter dated U.S. Treasury bonds rose and yields for longer-dated Treasury bonds fell. For the twelve months ended December 31, 2017, the Bloomberg Barclays U.S. Aggregate Index returned 3.54%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2017. Relative to the Benchmark, the Portfolio’s underweight allocation to U.S. Treasury bonds and its overweight allocation to mortgages, asset-backed securities and commercial mortgage-backed securities made a positive contribution to performance.

The Portfolio’s duration and yield curve positioning detracted from relative performance during the reporting period. Compared with the Benchmark, the Portfolio had a shorter duration and was overweight in the 5-10 year portion of the yield curve and underweight in the 30 year portion of the yield curve. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger change in price as interest rates rise or fall. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities and investment grade credit and overweight in securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve (5 to 10 year maturities) and underweight in the long end of the yield curve (30 year maturity). The Portfolio maintained a shorter duration posture versus the Benchmark during the twelve month reporting period.

PORTFOLIO COMPOSITION***
Corporate Bonds	24.5%
U.S. Treasury Obligations	23.1
Mortgage-Backed Securities	14.7
Collateralized Mortgage Obligations	11.2
Asset-Backed Securities	10.3
U.S. Government Agency Securities	8.5
Commercial Mortgage-Backed Securities	4.0
Others (each less than 1.0%)	0.4
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	3.57%	2.03%	4.27%
CLASS 2 SHARES	August 16, 2006	3.30	1.77	4.01

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from December 31, 2007 to December 31, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 10.3%
	Air Canada Pass-Through Trust, (Canada),
21,040	Series 2013-1, Class A, 4.13%, 05/15/2025 (e)	22,146
85,000	Series 2017-1, Class A, 3.55%, 01/15/2030 (e)	85,162
60,000	Series 2017-1, Class AA, 3.30%, 01/15/2030 (e)	59,700
	American Airlines Pass-Through Trust,
16,308	Series 2011-1, Class A, 5.25%, 01/31/2021	17,158
80,104	Series 2013-1, Class A, 4.00%, 07/15/2025	82,467
41,535	Series 2014-1, Class A, 3.70%, 10/01/2026	42,470
15,168	Series 2016-2, Class A, 3.65%, 06/15/2028	15,384
190,588	Series 2016-3, Class AA, 3.00%, 10/15/2028	186,298
161,000	Series 2017-1, Class AA, 3.65%, 02/15/2029	164,510
41,000	Series 2017-2, Class AA, 3.35%, 10/15/2029	41,335
113,000	Series 2017-2, Class B, 3.70%, 10/15/2025	113,068
	American Credit Acceptance Receivables Trust,
15,738	Series 2016-3, Class A, 1.70%, 11/12/2020 (e)	15,726
78,764	Series 2016-4, Class A, 1.50%, 06/12/2020 (e)	78,708
116,000	Series 2016-4, Class C, 2.91%, 02/13/2023 (e) (bb)	115,980
	American Homes 4 Rent,
380,000	Series 2015-SFR1, Class D, 4.41%, 04/17/2052 (e) (bb)	392,864
100,000	Series 2015-SFR1, Class E, 5.64%, 04/17/2052 (e) (bb)	108,734
	American Homes 4 Rent Trust,
425,867	Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (e) (bb)	442,605
200,000	Series 2014-SFR2, Class C, 4.71%, 10/17/2036 (e) (bb)	212,500
236,498	Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (e)	244,831
200,000	Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (e) (bb)	225,200
200,000	Series 2015-SFR2, Class C, 4.69%, 10/17/2045 (e) (bb)	213,530

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

600,000	Americredit Automobile Receivables Trust, Series 2016-4, Class B, 1.83%, 12/08/2021 (bb)	593,870
50,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46%, 05/10/2021	49,770
254,665	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.21%, 11/20/2021 (e)	254,066
	B2R Mortgage Trust,
74,727	Series 2015-1, Class A1, 2.52%, 05/15/2048 (e)	74,358
231,163	Series 2015-2, Class A, 3.34%, 11/15/2048 (e)	233,482
100,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.36%, 09/15/2020	99,892
123,351	BCC Funding XIII LLC, Series 2016-1, Class A2, 2.20%, 12/20/2021 (e)	123,064
7,249	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, 1.92%, 04/25/2036 (z) (bb)	7,114
250,000	BMW Vehicle Lease Trust, Series 2016-2, Class A4, 1.57%, 02/20/2020	248,607
77,000	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.25%, 07/17/2023	76,866
88,816	CAM Mortgage Trust, Series 2017-1, Class A1, SUB, 3.22%, 08/01/2057 (e) (bb)	88,661
374,501	Camillo Issuer LLC, Series 2016-SFR, Class 1A1, 5.00%, 12/05/2023 (bb)	373,682
63,000	Capital Auto Receivables Asset Trust, Series 2016-2, Class A4, 1.63%, 01/20/2021	62,588
8,434	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.44%, 11/16/2020 (e)	8,427
13,814	CarMax Auto Owner Trust, Series 2013-4, Class A4, 1.28%, 05/15/2019	13,809
	Carnow Auto Receivables Trust,
58,123	Series 2016-1A, Class A, 2.26%, 05/15/2019 (e)	58,097
180,000	Series 2017-1A, Class A, 2.92%, 09/15/2022 (e)	179,928
	Chrysler Capital Auto Receivables Trust,
180,410	Series 2016-AA, Class A3, 1.77%, 10/15/2020 (e)	180,261
328,000	Series 2016-BA, Class A3, 1.64%, 07/15/2021 (e)	326,585

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
65,552	Citi Held For Asset Issuance, Series 2016-MF1, Class A, 4.48%, 08/15/2022 (e)	65,925
38,729	CLUB Credit Trust, Series 2017-NP1, Class A, 2.39%, 04/17/2023 (e)	38,760
105,950	Continental Credit Card, Series 2016-1A, Class A, 4.56%, 01/15/2023 (e)	105,922
	CPS Auto Receivables Trust,
23,663	Series 2015-B, Class A, 1.65%, 11/15/2019 (e)	23,648
172,000	Series 2015-C, Class D, 4.63%, 08/16/2021 (e) (bb)	174,710
28,707	Series 2016-A, Class A, 2.25%, 10/15/2019 (e)	28,719
19,454	Series 2016-B, Class A, 2.07%, 11/15/2019 (e)	19,458
	Credit Acceptance Auto Loan Trust,
151,834	Series 2015-2A, Class A, 2.40%, 02/15/2023 (e)	151,983
250,000	Series 2017-1A, Class A, 2.56%, 10/15/2025 (e)	249,611
84,310	CVS Pass-Through Trust, 5.93%, 01/10/2034 (e)	96,083
4,005	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, 1.78%, 02/15/2034 (z) (bb)	3,750
	CWABS, Inc. Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, 2.11%, 04/25/2034 (z) (bb)	1,042
46,947	Series 2004-1, Class M1, 2.30%, 03/25/2034 (z) (bb)	47,185
8,128	Series 2004-1, Class M2, 2.38%, 03/25/2034 (z) (bb)	8,067
20,275	Delta Air Lines Pass-Through Trust, Series 2010-2, Class A, 4.95%, 05/23/2019	20,807
	Drive Auto Receivables Trust,
132,000	Series 2015-DA, Class D, 4.59%, 01/17/2023 (e) (bb)	135,080
13,958	Series 2016-AA, Class B, 3.17%, 05/15/2020 (e)	13,971
243,000	Series 2016-AA, Class C, 3.91%, 05/17/2021 (e)	244,824
36,534	Series 2016-BA, Class B, 2.56%, 06/15/2020 (e)	36,570
220,000	Series 2016-CA, Class D, 4.18%, 03/15/2024 (e)	225,913
231,000	Series 2017-1, Class C, 2.84%, 04/15/2022	232,021
262,000	Series 2017-1, Class D, 3.84%, 03/15/2023	267,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

367,000	Series 2017-2, Class C, 2.75%, 09/15/2023	367,519
1,170,000	Series 2017-3, Class B, 2.30%, 05/17/2021	1,167,303
570,000	Series 2017-3, Class D, 3.53%, 12/15/2023 (e)	571,648
60,000	Series 2017-AA, Class B, 2.51%, 01/15/2021 (e)	60,167
95,000	Series 2017-AA, Class C, 2.98%, 01/18/2022 (e)	95,637
127,000	Series 2017-AA, Class D, 4.16%, 05/15/2024 (e)	130,180
	DT Auto Owner Trust,
6,507	Series 2016-1A, Class B, 2.79%, 05/15/2020 (e) (bb)	6,509
103,502	Series 2016-3A, Class B, 2.65%, 07/15/2020 (e)	103,568
66,000	Series 2016-4A, Class B, 2.02%, 08/17/2020 (e)	65,925
113,300	Series 2016-4A, Class D, 3.77%, 10/17/2022 (e)	113,176
115,000	Series 2017-1A, Class D, 3.55%, 11/15/2022 (e)	114,940
196,000	Series 2017-2A, Class C, 3.03%, 01/17/2023 (e)	196,019
105,000	Series 2017-3A, Class D, 3.58%, 05/15/2023 (e)	104,921
205,926	Engs Commercial Finance Trust, Series 2016-1A, Class A2, 2.63%, 02/22/2022 (e)	204,818
	Exeter Automobile Receivables Trust,
18,220	Series 2016-1A, Class A, 2.35%, 07/15/2020 (e)	18,232
135,000	Series 2016-1A, Class C, 5.52%, 10/15/2021 (e)	138,682
27,444	Series 2016-2A, Class A, 2.21%, 07/15/2020 (e)	27,429
172,416	Series 2016-3A, Class A, 1.84%, 11/16/2020 (e)	172,217
82,000	Series 2016-3A, Class B, 2.84%, 08/16/2021 (e)	81,894
60,000	Series 2017-1A, Class C, 3.95%, 12/15/2022 (e) (bb)	60,570
128,931	Series 2017-3A, Class A, 2.05%, 12/15/2021 (e)	128,732
48,363	First Investors Auto Owner Trust, Series 2016-2A, Class A1, 1.53%, 11/16/2020 (e)	48,273
239,108	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.55%, 03/09/2047 (e)	237,795

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Flagship Credit Auto Trust,
35,333	Series 2014-2, Class B, 2.84%, 11/16/2020 (e)	35,428
22,000	Series 2014-2, Class C, 3.95%, 12/15/2020 (e)	22,303
98,642	Series 2015-3, Class A, 2.38%, 10/15/2020 (e)	98,809
126,000	Series 2015-3, Class B, 3.68%, 03/15/2022 (e)	127,827
76,000	Series 2015-3, Class C, 4.65%, 03/15/2022 (e)	77,764
121,292	Series 2016-1, Class A, 2.77%, 12/15/2020 (e)	121,770
250,000	Series 2016-1, Class C, 6.22%, 06/15/2022 (e)	264,193
327,000	Series 2016-4, Class A2, 1.96%, 02/16/2021 (e)	326,261
249,000	Series 2016-4, Class C, 2.71%, 11/15/2022 (e) (bb)	247,636
146,000	Ford Credit Auto Lease Trust, Series 2017-B, Class A3, 2.03%, 12/15/2020	145,405
79,755	GO Financial Auto Securitization Trust, Series 2015-2, Class B, 4.80%, 08/17/2020 (e)	80,187
40,950	Gold Key Resorts LLC, Series 2014-A, Class A, 3.22%, 03/17/2031 (e)	40,781
	Goodgreen Trust,
95,952	Series 2017-1A, Class A, 3.74%, 10/15/2052 (e)	96,904
365,789	Series 2017-2A, Class A, 3.26%, 10/15/2053 (e)	366,275
333,134	Hero Funding, (Cayman Islands), Series 2017-3A, Class A2, 3.95%, 09/20/2048 (e)	343,526
	HERO Funding Trust,
102,368	Series 2016-3A, Class A1, 3.08%, 09/20/2042 (e)	101,011
259,200	Series 2017-1A, Class A2, 4.46%, 09/20/2047 (e)	266,966
209,373	Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, 12/26/2028 (e)	207,873
1,220,000	Hyundai Auto Receivables Trust, Series 2016-A, Class D, 3.23%, 12/15/2022	1,229,909
700,000	Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.57%, 03/15/2022 (e)	714,879
49,977	LendingClub Issuance Trust, Series 2016-NP1, Class A, 3.75%, 06/15/2022 (e)	50,132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Lendmark Funding Trust,
171,000	Series 2016-A, Class A, 4.82%, 08/21/2023 (e)	173,315
162,000	Series 2017-1A, Class A, 2.83%, 01/22/2024 (e)	161,596
	Long Beach Mortgage Loan Trust,
49,813	Series 2003-4, Class M1, 2.57%, 08/25/2033 (z) (bb)	49,058
93,757	Series 2004-1, Class M1, 2.30%, 02/25/2034 (z) (bb)	93,860
8,499	Series 2004-1, Class M2, 2.38%, 02/25/2034 (z) (bb)	8,506
4,716	Series 2006-WL2, Class 2A3, 1.75%, 01/25/2036 (z) (bb)	4,699
176,000	Mariner Finance Issuance Trust, Series 2017-AA, Class A, 3.62%, 02/20/2029 (e)	176,783
	Marlette Funding Trust,
55,270	Series 2016-1A, Class A, 3.06%, 01/17/2023 (e)	55,372
208,519	Series 2017-1A, Class A, 2.83%, 03/15/2024 (e)	209,280
18,323	Murray Hill Marketplace Trust, Series 2016-LC1, Class A, 4.19%, 11/25/2022 (e)	18,349
24,575	Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.24%, 06/25/2026 (e) (z)	24,529
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, 2.23%, 03/25/2035 (z) (bb)	124,841
180,000	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (e)	178,280
202,320	NRPL Trust, Series 2015-2A, Class A1, SUB, 3.75%, 10/25/2057 (e) (bb)	203,465
50,000	NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.75%, 06/15/2049 (e)	49,467
	Ocwen Master Advance Receivables Trust,
100,000	Series 2016-T1, Class AT1, 2.52%, 08/17/2048 (e)	99,980
150,000	Series 2016-T1, Class CT1, 3.61%, 08/17/2048 (e) (bb)	150,074
184,211	Series 2016-T1, Class DT1, 4.25%, 08/17/2048 (e) (bb)	182,409
100,000	Series 2017-T1, Class AT1, 2.50%, 09/15/2048 (e)	100,074

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
155,000	OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A, 4.21%, 05/17/2020 (e)	155,609
39,361	OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, 01/15/2021 (e)	39,374
	OneMain Financial Issuance Trust,
5,146	Series 2014-2A, Class A, 2.47%, 09/18/2024 (e)	5,147
230,000	Series 2015-1A, Class A, 3.19%, 03/18/2026 (e)	231,175
100,000	Series 2015-1A, Class B, 3.85%, 03/18/2026 (e)	100,953
155,910	Series 2015-2A, Class A, 2.57%, 07/18/2025 (e)	155,809
100,000	Series 2015-2A, Class B, 3.10%, 07/18/2025 (e) (bb)	100,008
215,000	Series 2016-1A, Class A, 3.66%, 02/20/2029 (e)	218,457
250,000	Oportun Funding II LLC, Series 2016-A, Class A, 4.70%, 03/08/2021 (e)	252,056
	Oportun Funding IV LLC,
250,000	Series 2016-C, Class A, 3.28%, 11/08/2021 (e)	250,150
250,000	Series 2016-C, Class B, 4.85%, 11/08/2021 (e) (bb)	252,212
250,000	Oportun Funding VI LLC, Series 2017-A, Class A, 3.23%, 06/08/2023 (e)	249,009
	Progress Residential Trust,
224,603	Series 2015-SFR2, Class A, 2.74%, 06/12/2032 (e)	224,053
150,000	Series 2015-SFR2, Class B, 3.14%, 06/12/2032 (e) (bb)	149,801
433,795	Series 2015-SFR3, Class A, 3.07%, 11/12/2032 (e) (bb)	436,082
100,000	Series 2015-SFR3, Class D, 4.67%, 11/12/2032 (e) (bb)	102,829
	Prosper Marketplace Issuance Trust,
105,738	Series 2017-1A, Class A, 2.56%, 06/15/2023 (e)	106,056
157,133	Series 2017-2A, Class A, 2.41%, 09/15/2023 (e)	157,261
336,932	Series 2017-3A, Class A, 2.36%, 11/15/2023 (e)	337,051
102,919	Renew, (Cayman Islands), Series 2017-1A, Class A, 3.67%, 09/20/2052 (e)	103,228
432,824	Rice Park Financing Trust, Series 2016-A, Class A, 4.63%, 10/31/2041 (e) (bb)	432,824
374,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.89%, 06/15/2021	373,199

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

13,607	Sierra Auto Receivables Securitization Trust, Series 2016-1A, Class A, 2.85%, 01/18/2022 (e)	13,624
82,185	SoFi Consumer Loan Program LLC, Series 2016-2, Class A, 3.09%, 10/27/2025 (e)	83,486
61,000	Spirit Airlines Pass-Through Trust, Series 2017-1, 3.38%, 02/15/2030	60,811
155,232	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/2029 (e)	156,195
308,000	Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/2024 (e)	309,222
80,029	Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 06/15/2028 (e)	79,188
400,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T1, Class AT1, 2.53%, 11/16/2048 (e)	396,489
319,216	TCF Auto Receivables Owner Trust, Series 2016-PT1A, Class A, 1.93%, 06/15/2022 (e)	318,052
142,829	Tricolor Auto Securitization Trust, Series 2017-1, Class A, 5.09%, 05/15/2020 (e) (bb)	142,745
131,000	Tricon American Homes Trust, Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (e) (bb)	129,145
	United Airlines Pass-Through Trust,
85,232	Series 2013-1, Class A, 4.30%, 08/15/2025	89,941
66,000	Series 2016-1, Class B, 3.65%, 01/07/2026	65,545
100,000	Series 2016-2, Class AA, 2.88%, 10/07/2028	98,075
115,848	Upstart Securitization Trust, Series 2017-1, Class A, 2.64%, 06/20/2024 (e)	115,775
	Verizon Owner Trust,
393,000	Series 2017-2A, Class A, 1.92%, 12/20/2021 (e)	390,374
388,000	Series 2017-3A, Class A1A, 2.06%, 04/20/2022 (e)	386,007
172,810	Veros Automobile Receivables Trust, Series 2017-1, Class A, 2.84%, 04/17/2023 (e)	172,478
300,000	VM DEBT LLC, Series 2017-1, Class A, 6.50%, 10/02/2024 (e) (bb)	300,000
78,077	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.50%, 02/25/2047 (e) (bb)	78,486
89,301	VOLT LIX LLC, Series 2017-NPL6, Class A1, SUB, 3.25%, 05/25/2047 (e) (bb)	89,519

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
95,986	VOLT LV LLC, Series 2017-NPL2, Class A1, SUB, 3.50%, 03/25/2047 (e) (bb)	96,325
218,608	VOLT LVI LLC, Series 2017-NPL3, Class A1, SUB, 3.50%, 03/25/2047 (e) (bb)	220,020
156,208	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.38%, 04/25/2047 (e) (bb)	156,824
144,065	VOLT LX LLC, Series 2017-NPL7, Class A1, SUB, 3.25%, 04/25/2059 (e) (bb)	144,312
180,450	VOLT LXI LLC, Series 2017-NPL8, Class A1, SUB, 3.13%, 06/25/2047 (e)	180,519
653,640	VOLT LXIV LLC, Series 2017-NP11, Class A1, SUB, 3.38%, 10/25/2047 (e) (bb)	653,530
55,966	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.37%, 11/27/2045 (e)	56,091
182,659	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.50%, 06/26/2045 (e)	182,798
207,917	Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, 12/20/2030 (e)	207,650
	Westlake Automobile Receivables Trust,
100,000	Series 2015-3A, Class D, 4.40%, 05/17/2021 (e)	100,859
266,863	Series 2016-2A, Class A2, 1.57%, 06/17/2019 (e)	266,758
645,000	Series 2016-3A, Class C, 2.46%, 01/18/2022 (e) (bb)	641,638
77,000	Series 2017-1A, Class C, 2.70%, 10/17/2022 (e)	77,005

	Total Asset-Backed Securities (Cost $30,171,592)	30,262,561

Collateralized Mortgage Obligations — 11.2%
500,000	Acre TL, Series 2017-A, 12/15/2020 (bb)	500,156
	Alternative Loan Trust,
1,174,695	Series 2004-2CB, Class 1A9, 5.75%, 03/25/2034	1,202,041
330,639	Series 2005-20CB, Class 3A8, IF, IO, 3.20%, 07/25/2035 (z) (bb)	37,924
498,209	Series 2005-22T1, Class A2, IF, IO, 3.52%, 06/25/2035 (z) (bb)	62,714
448,410	Series 2005-28CB, Class 1A4, 5.50%, 08/25/2035	433,374
199,865	Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	189,134
149,313	Series 2005-J1, Class 1A4, IF, IO, 3.55%, 02/25/2035 (z) (bb)	5,115
18,567	Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, SUB, 4.50%, 11/25/2045 (e)	18,467
	Banc of America Alternative Loan Trust,
159,709	Series 2004-5, Class 3A3, PO, 06/25/2034 (bb)	139,523

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,937	Series 2004-6, Class 15PO, PO, 07/25/2019 (bb)	7,592
	Banc of America Funding Trust,
21,814	Series 2004-1, Class PO, PO, 03/25/2034 (bb)	18,324
121,415	Series 2005-6, Class 2A7, 5.50%, 10/25/2035	117,783
20,788	Series 2005-7, Class 30PO, PO, 11/25/2035 (bb)	17,248
60,660	Series 2005-E, Class 4A1, 3.58%, 03/20/2035 (z)	61,532
67,781	Banc of America Mortgage Trust, Series 2004-J, Class 3A1, 3.92%, 11/25/2034 (z)	67,910
	Bear Stearns ARM Trust,
22,814	Series 2003-7, Class 3A, 3.29%, 10/25/2033 (z)	22,640
50,197	Series 2005-5, Class A1, 3.28%, 08/25/2035 (z)	51,115
159,833	Series 2006-1, Class A1, 3.67%, 02/25/2036 (z)	160,142
	CHL Mortgage Pass-Through Trust,
35,480	Series 2004-7, Class 2A1, 3.52%, 06/25/2034 (z)	35,813
19,034	Series 2004-HYB1, Class 2A, 3.35%, 05/20/2034 (z)	19,141
35,142	Series 2004-HYB3, Class 2A, 3.17%, 06/20/2034 (z)	35,146
7,600	Series 2004-J8, Class 1A2, 4.75%, 11/25/2019	7,653
1,577	Series 2004-J8, Class POA, PO, 11/25/2019 (bb)	1,575
75,555	Series 2005-16, Class A23, 5.50%, 09/25/2035	74,392
171,633	Series 2005-22, Class 2A1, 3.45%, 11/25/2035 (z)	150,299
	Citigroup Global Markets Mortgage Securities VII, Inc.,
23,126	Series 2003-HYB1, Class A, 3.74%, 09/25/2033 (z)	23,315
93	Series 2003-UP2, Class PO1, PO, 12/25/2018 (bb)	82
	Citigroup Mortgage Loan Trust, Inc.,
3,123	Series 2003-UP3, Class A3, 7.00%, 09/25/2033	3,165
3,658	Series 2003-UST1, Class A1, 5.50%, 12/25/2018	3,649
1,728	Series 2003-UST1, Class PO1, PO, 12/25/2018 (bb)	1,721

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
274	Series 2003-UST1, Class PO3, PO, 12/25/2018 (bb)	273
62,240	Series 2005-1, Class 2A1A, 2.18%, 02/25/2035 (z)	54,277
725	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/2019 (bb)	723
500,000	DT Asset Trust, 5.84%, 12/16/2022 (bb)	500,000
52,803	FHLMC-GNMA, Series 8, Class ZA, 7.00%, 03/25/2023	56,173
	FHLMC REMIC,
82	Series 22, Class C, 9.50%, 04/15/2020	82
45	Series 47, Class F, 10.00%, 06/15/2020	46
85	Series 99, Class Z, 9.50%, 01/15/2021	89
230	Series 1065, Class J, 9.00%, 04/15/2021	249
174	Series 1113, Class J, 8.50%, 06/15/2021	178
1,156	Series 1250, Class J, 7.00%, 05/15/2022	1,172
3,420	Series 1316, Class Z, 8.00%, 06/15/2022	3,705
5,746	Series 1324, Class Z, 7.00%, 07/15/2022	6,113
25,223	Series 1343, Class LA, 8.00%, 08/15/2022	27,377
5,192	Series 1343, Class LB, 7.50%, 08/15/2022	5,651
3,380	Series 1394, Class ID, IF, 9.57%, 10/15/2022 (z)	3,867
3,006	Series 1395, Class G, 6.00%, 10/15/2022	3,163
2,203	Series 1505, Class Q, 7.00%, 05/15/2023	2,381
4,298	Series 1518, Class G, IF, 7.56%, 05/15/2023 (z)	4,705
4,518	Series 1541, Class O, 1.66%, 07/15/2023 (z)	4,504
128,902	Series 1577, Class PV, 6.50%, 09/15/2023	137,948
76,108	Series 1584, Class L, 6.50%, 09/15/2023	81,808
79,650	Series 1633, Class Z, 6.50%, 12/15/2023	84,616
97,715	Series 1638, Class H, 6.50%, 12/15/2023	104,289
2,387	Series 1671, Class QC, IF, 10.00%, 02/15/2024 (z)	3,089
10,146	Series 1694, Class PK, 6.50%, 03/15/2024	10,877
2,764	Series 1700, Class GA, PO, 02/15/2024	2,666
11,175	Series 1798, Class F, 5.00%, 05/15/2023	11,628

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

21,197	Series 1863, Class Z, 6.50%, 07/15/2026	23,475
4,026	Series 1865, Class D, PO, 02/15/2024	3,648
9,813	Series 1981, Class Z, 6.00%, 05/15/2027	10,563
13,440	Series 1987, Class PE, 7.50%, 09/15/2027	15,381
43,767	Series 1999, Class PU, 7.00%, 10/15/2027	48,036
73,364	Series 2031, Class PG, 7.00%, 02/15/2028	82,703
2,650	Series 2033, Class SN, HB, IF, 28.12%, 03/15/2024 (z)	876
75,870	Series 2035, Class PC, 6.95%, 03/15/2028	83,946
5,287	Series 2038, Class PN, IO, 7.00%, 03/15/2028	1,001
14,603	Series 2054, Class PV, 7.50%, 05/15/2028	16,566
95,559	Series 2057, Class PE, 6.75%, 05/15/2028	106,957
18,130	Series 2064, Class TE, 7.00%, 06/15/2028	20,298
16,780	Series 2075, Class PH, 6.50%, 08/15/2028	18,623
52,588	Series 2095, Class PE, 6.00%, 11/15/2028	57,615
3,377	Series 2132, Class SB, HB, IF, 24.65%, 03/15/2029 (z)	5,264
1,410	Series 2134, Class PI, IO, 6.50%, 03/15/2019	37
30,055	Series 2178, Class PB, 7.00%, 08/15/2029	34,024
52,233	Series 2182, Class ZB, 8.00%, 09/15/2029	60,380
617	Series 2204, Class GB, 8.00%, 12/20/2029 (z) (bb)	617
9,750	Series 2247, Class Z, 7.50%, 08/15/2030	11,047
147,848	Series 2259, Class ZC, 7.35%, 10/15/2030	171,839
339	Series 2261, Class ZY, 7.50%, 10/15/2030	347
13,515	Series 2283, Class K, 6.50%, 12/15/2023	14,479
3,229	Series 2306, Class K, PO, 05/15/2024	3,043
7,748	Series 2306, Class SE, IF, IO, 8.25%, 05/15/2024 (z)	1,316
7,673	Series 2325, Class PM, 7.00%, 06/15/2031	8,763

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
58,771	Series 2344, Class ZD, 6.50%, 08/15/2031	67,824
8,910	Series 2344, Class ZJ, 6.50%, 08/15/2031	9,794
5,141	Series 2345, Class NE, 6.50%, 08/15/2031	5,746
32,351	Series 2359, Class ZB, 8.50%, 06/15/2031	37,117
84,803	Series 2367, Class ME, 6.50%, 10/15/2031	93,775
8,570	Series 2390, Class DO, PO, 12/15/2031	7,840
14,223	Series 2410, Class OE, 6.38%, 02/15/2032	15,408
14,084	Series 2410, Class QS, IF, 15.66%, 02/15/2032 (z)	20,405
16,716	Series 2410, Class QX, IF, IO, 7.17%, 02/15/2032 (z)	4,012
17,962	Series 2412, Class SP, IF, 13.15%, 02/15/2032 (z)	22,409
35,312	Series 2423, Class MC, 7.00%, 03/15/2032	40,127
55,144	Series 2423, Class MT, 7.00%, 03/15/2032	62,950
111,918	Series 2435, Class CJ, 6.50%, 04/15/2032	125,693
20,455	Series 2444, Class ES, IF, IO, 6.47%, 03/15/2032 (z)	4,381
13,637	Series 2450, Class SW, IF, IO, 6.52%, 03/15/2032 (z)	2,693
34,138	Series 2455, Class GK, 6.50%, 05/15/2032	36,850
24,834	Series 2484, Class LZ, 6.50%, 07/15/2032	27,824
76,547	Series 2500, Class MC, 6.00%, 09/15/2032	85,399
27,768	Series 2535, Class BK, 5.50%, 12/15/2022	29,208
962,210	Series 2543, Class YX, 6.00%, 12/15/2032	1,060,018
70,065	Series 2544, Class HC, 6.00%, 12/15/2032	78,391
400,931	Series 2574, Class PE, 5.50%, 02/15/2033	441,245
150,746	Series 2575, Class ME, 6.00%, 02/15/2033	166,860
10,418	Series 2578, Class PG, 5.00%, 02/15/2018	10,427
11,703	Series 2586, Class WI, IO, 6.50%, 03/15/2033	2,199

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,377	Series 2626, Class NS, IF, IO, 5.07%, 06/15/2023 (z)	9
24,227	Series 2638, Class DS, IF, 7.12%, 07/15/2023 (z)	25,611
61,820	Series 2647, Class A, 3.25%, 04/15/2032	62,474
22,331	Series 2651, Class VZ, 4.50%, 07/15/2018	22,390
260,000	Series 2764, Class UG, 5.00%, 03/15/2034	283,799
36,071	Series 2827, Class DG, 4.50%, 07/15/2019	36,241
391,156	Series 2949, Class GE, 5.50%, 03/15/2035	428,371
221	Series 2989, Class PO, PO, 06/15/2023	220
300,000	Series 3047, Class OD, 5.50%, 10/15/2035	337,277
82,188	Series 3085, Class VS, HB, IF, 22.81%, 12/15/2035 (z)	132,706
28,018	Series 3117, Class EO, PO, 02/15/2036	24,448
28,747	Series 3260, Class CS, IF, IO, 4.66%, 01/15/2037 (z)	4,758
1,499,037	Series 3380, Class SI, IF, IO, 4.89%, 10/15/2037 (z)	234,996
29,416	Series 3385, Class SN, IF, IO, 4.52%, 11/15/2037 (z)	2,532
64,306	Series 3387, Class SA, IF, IO, 4.94%, 11/15/2037 (z)	7,807
330,360	Series 3423, Class PB, 5.50%, 03/15/2038	363,312
35,915	Series 3451, Class SA, IF, IO, 4.57%, 05/15/2038 (z)	4,615
231,410	Series 3455, Class SE, IF, IO, 4.72%, 06/15/2038 (z)	37,698
84,210	Series 3688, Class NI, IO, 5.00%, 04/15/2032	3,405
25,590	Series 3759, Class HI, IO, 4.00%, 08/15/2037	952
15,160	Series 3772, Class IO, IO, 3.50%, 09/15/2024	93
407,000	Series 3786, Class PD, 4.50%, 01/15/2041	453,923
	FHLMC STRIPS,
56,149	Series 233, Class 11, IO, 5.00%, 09/15/2035	11,779
60,376	Series 239, Class S30, IF, IO, 6.22%, 08/15/2036 (z)	11,278
305,906	Series 262, Class 35, 3.50%, 07/15/2042	314,237

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
291,334	Series 299, Class 300, 3.00%, 01/15/2043	295,774
	FHLMC Structured Pass-Through Securities Certificates,
10,766	Series T-41, Class 3A, 5.65%, 07/25/2032 (z)	11,479
76,024	Series T-54, Class 2A, 6.50%, 02/25/2043	88,293
33,715	Series T-54, Class 3A, 7.00%, 02/25/2043	39,108
162,404	Series T-56, Class APO, PO, 05/25/2043	150,036
17,397	Series T-58, Class APO, PO, 09/25/2043	14,362
122,106	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	104,465
	First Horizon Mortgage Pass-Through Trust,
95,986	Series 2004-AR7, Class 2A2, 3.45%, 02/25/2035 (z)	96,309
57,881	Series 2005-AR1, Class 2A2, 3.16%, 04/25/2035 (z)	58,976
	FNMA REMIC,
4	Series 1988-16, Class B, 9.50%, 06/25/2018	4
809	Series 1989-83, Class H, 8.50%, 11/25/2019	842
186	Series 1990-1, Class D, 8.80%, 01/25/2020	194
1,036	Series 1990-10, Class L, 8.50%, 02/25/2020	1,084
97	Series 1990-93, Class G, 5.50%, 08/25/2020	99
5	Series 1990-140, Class K, HB, 652.15%, 12/25/2020	34
279	Series 1990-143, Class J, 8.75%, 12/25/2020	296
9,319	Series 1992-101, Class J, 7.50%, 06/25/2022	10,198
2,274	Series 1992-143, Class MA, 5.50%, 09/25/2022	2,357
711,670	Series 1993-84, Class M, 7.50%, 06/25/2023	778,388
11,324	Series 1993-146, Class E, PO, 05/25/2023	10,777
29,053	Series 1993-155, Class PJ, 7.00%, 09/25/2023	31,626
876	Series 1993-165, Class SD, IF, 13.29%, 09/25/2023 (z)	1,016
4,369	Series 1993-165, Class SK, IF, 12.50%, 09/25/2023 (z)	4,828

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

37,806	Series 1993-203, Class PL, 6.50%, 10/25/2023	41,911
3,830	Series 1993-205, Class H, PO, 09/25/2023	3,638
118,221	Series 1993-223, Class PZ, 6.50%, 12/25/2023	126,021
40,434	Series 1993-225, Class UB, 6.50%, 12/25/2023	43,872
1,179	Series 1993-230, Class FA, 2.15%, 12/25/2023 (z)	1,188
89,873	Series 1994-37, Class L, 6.50%, 03/25/2024	96,660
753,399	Series 1994-72, Class K, 6.00%, 04/25/2024	841,544
8,853	Series 1995-2, Class Z, 8.50%, 01/25/2025	9,284
45,353	Series 1995-19, Class Z, 6.50%, 11/25/2023	50,277
1,481	Series 1996-59, Class J, 6.50%, 08/25/2022	1,575
43,780	Series 1997-20, Class IB, IO, 1.84%, 03/25/2027 (z)	1,306
9,563	Series 1997-39, Class PD, 7.50%, 05/20/2027	10,914
16,350	Series 1997-46, Class PL, 6.00%, 07/18/2027	17,710
35,486	Series 1997-61, Class ZC, 7.00%, 02/25/2023	38,323
5,976	Series 1998-36, Class ZB, 6.00%, 07/18/2028	6,671
13,370	Series 1998-43, Class SA, IF, IO, 17.05%, 04/25/2023 (z)	4,001
19,629	Series 1998-46, Class GZ, 6.50%, 08/18/2028	21,760
40,134	Series 1998-58, Class PC, 6.50%, 10/25/2028	44,379
94,295	Series 1999-39, Class JH, IO, 6.50%, 08/25/2029	10,272
3,429	Series 2000-52, Class IO, IO, 8.50%, 01/25/2031	717
21,491	Series 2001-4, Class PC, 7.00%, 03/25/2021	22,365
32,279	Series 2001-30, Class PM, 7.00%, 07/25/2031	36,966
109,381	Series 2001-33, Class ID, IO, 6.00%, 07/25/2031	24,086
50,127	Series 2001-36, Class DE, 7.00%, 08/25/2031	56,522
4,940	Series 2001-44, Class PD, 7.00%, 09/25/2031	5,620

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
80,208	Series 2001-61, Class Z, 7.00%, 11/25/2031	92,127
8,647	Series 2002-1, Class HC, 6.50%, 02/25/2022	9,145
2,164	Series 2002-1, Class SA, HB, IF, 20.14%, 02/25/2032 (z)	2,918
104,643	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/2032 (z)	5,237
66,998	Series 2002-15, Class PO, PO, 04/25/2032	60,890
36,348	Series 2002-28, Class PK, 6.50%, 05/25/2032	40,752
72,561	Series 2002-68, Class SH, IF, IO, 6.51%, 10/18/2032 (z)	13,392
7,447	Series 2002-77, Class S, IF, 11.64%, 12/25/2032 (z)	8,931
166,338	Series 2003-7, Class A1, 6.50%, 12/25/2042	186,804
175,531	Series 2003-22, Class UD, 4.00%, 04/25/2033	182,823
40,098	Series 2003-44, Class IU, IO, 7.00%, 06/25/2033	9,380
28,531	Series 2003-47, Class PE, 5.75%, 06/25/2033	31,761
6,381	Series 2003-64, Class SX, IF, 10.35%, 07/25/2033 (z)	7,516
3,005	Series 2003-66, Class PA, 3.50%, 02/25/2033	3,024
32,897	Series 2003-71, Class DS, IF, 5.65%, 08/25/2033 (z)	34,387
9,933	Series 2003-91, Class SD, IF, 9.91%, 09/25/2033 (z)	11,555
102,545	Series 2003-116, Class SB, IF, IO, 6.05%, 11/25/2033 (z)	18,747
463,421	Series 2003-128, Class DY, 4.50%, 01/25/2024	485,295
3,696	Series 2003-130, Class SX, IF, 9.19%, 01/25/2034 (z)	4,229
132,735	Series 2003-131, Class CH, 5.50%, 01/25/2034	147,702
11,541	Series 2003-132, Class OA, PO, 08/25/2033	10,932
42,834	Series 2004-4, Class QM, IF, 11.10%, 06/25/2033 (z)	48,087
11,988	Series 2004-10, Class SC, HB, IF, 22.39%, 02/25/2034 (z)	13,520
157,365	Series 2004-35, Class AZ, 4.50%, 05/25/2034	167,720
73,191	Series 2004-36, Class SA, IF, 15.26%, 05/25/2034 (z)	96,298

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

40,463	Series 2004-46, Class SK, IF, 12.23%, 05/25/2034 (z)	50,853
6,317	Series 2004-51, Class SY, IF, 11.14%, 07/25/2034 (z)	7,677
37,894	Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (z)	43,068
4,222	Series 2004-76, Class CL, 4.00%, 10/25/2019	4,235
460,332	Series 2004-79, Class ZE, 5.50%, 11/25/2034	537,472
687,847	Series 2004-91, Class HC, 6.00%, 12/25/2034	811,791
113,425	Series 2005-45, Class DC, IF, 18.62%, 06/25/2035 (z)	153,885
2,730	Series 2005-52, Class PA, 6.50%, 06/25/2035	2,766
113,957	Series 2005-68, Class BC, 5.25%, 06/25/2035	116,901
93,104	Series 2005-84, Class XM, 5.75%, 10/25/2035	101,732
65,362	Series 2005-110, Class MN, 5.50%, 06/25/2035	66,176
44,532	Series 2006-22, Class AO, PO, 04/25/2036	39,696
14,211	Series 2006-46, Class SW, IF, 18.51%, 06/25/2036 (z)	21,092
2,454	Series 2006-59, Class QO, PO, 01/25/2033	2,438
39,126	Series 2006-110, Class PO, PO, 11/25/2036	34,164
74,364	Series 2006-117, Class GS, IF, IO, 5.10%, 12/25/2036 (z)	9,569
42,337	Series 2007-7, Class SG, IF, IO, 4.95%, 08/25/2036 (z)	10,868
95,973	Series 2007-53, Class SH, IF, IO, 4.55%, 06/25/2037 (z)	14,398
119,382	Series 2007-88, Class VI, IF, IO, 4.99%, 09/25/2037 (z)	20,352
90,510	Series 2007-100, Class SM, IF, IO, 4.90%, 10/25/2037 (z)	13,741
82,313	Series 2008-1, Class BI, IF, IO, 4.36%, 02/25/2038 (z)	10,994
18,317	Series 2008-16, Class IS, IF, IO, 4.65%, 03/25/2038 (z)	2,219
77,332	Series 2008-46, Class HI, IO, 1.78%, 06/25/2038 (z)	4,434
32,369	Series 2008-53, Class CI, IF, IO, 5.65%, 07/25/2038 (z)	5,433
67,021	Series 2009-112, Class ST, IF, IO, 4.70%, 01/25/2040 (z)	9,873

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
32,196	Series 2010-35, Class SB, IF, IO, 4.87%, 04/25/2040 (z)	4,765
290,772	Series 2010-80, Class PZ, 5.00%, 07/25/2040	338,393
580,000	Series 2010-102, Class PN, 5.00%, 09/25/2040	644,538
1,284,795	Series 2010-134, Class KZ, 4.50%, 12/25/2040	1,313,501
258,689	Series 2013-128, Class PO, PO, 12/25/2043	211,993
212,542	Series 2016-38, Class NA, 3.00%, 01/25/2046	213,970
783	Series G92-42, Class Z, 7.00%, 07/25/2022	822
143	Series G92-44, Class ZQ, 8.00%, 07/25/2022	142
6,103	Series G92-54, Class ZQ, 7.50%, 09/25/2022	6,483
487	Series G92-59, Class F, 1.44%, 10/25/2022 (z)	493
1,645	Series G92-61, Class Z, 7.00%, 10/25/2022	1,768
3,917	Series G92-66, Class KA, 6.00%, 12/25/2022	4,123
18,525	Series G92-66, Class KB, 7.00%, 12/25/2022	20,056
4,930	Series G93-1, Class KA, 7.90%, 01/25/2023	5,391
5,383	Series G93-17, Class SI, IF, 6.00%, 04/25/2023 (z)	5,882
	FNMA REMIC Trust,
25,690	Series 1999-W1, Class PO, PO, 02/25/2029	22,327
110,521	Series 1999-W4, Class A9, 6.25%, 02/25/2029	118,451
257,921	Series 2002-W7, Class A4, 6.00%, 06/25/2029	280,190
233,054	Series 2003-W1, Class 1A1, 6.50%, 12/25/2042 (z)	248,884
33,285	Series 2003-W1, Class 2A, 7.50%, 12/25/2042 (z)	37,356
	FNMA STRIPS,
5,743	Series 329, Class 1, PO, 01/25/2033	5,201
24,169	Series 365, Class 8, IO, 5.50%, 05/25/2036	5,327
21,789	FNMA Trust, Series 2004-W2, Class 2A2, 7.00%, 02/25/2044	24,818
204,816	GMACM Mortgage Loan Trust, Series 2005-AR3, Class 3A4, 3.82%, 06/19/2035 (z)	202,105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	GNMA,
70,535	Series 1994-7, Class PQ, 6.50%, 10/16/2024	70,486
74,834	Series 2000-21, Class Z, 9.00%, 03/16/2030	76,594
1,124	Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	160
196,147	Series 2000-36, Class PB, 7.50%, 11/16/2030	229,146
558,257	Series 2001-10, Class PE, 6.50%, 03/16/2031	616,482
79,017	Series 2001-22, Class PS, IF, 17.13%, 03/17/2031 (z)	105,187
49,642	Series 2001-36, Class S, IF, IO, 6.56%, 08/16/2031 (z)	13,090
6,463	Series 2002-24, Class SB, IF, 9.69%, 04/16/2032 (z)	7,545
2,930	Series 2003-24, Class PO, PO, 03/16/2033	2,701
21,714	Series 2004-28, Class S, IF, 15.56%, 04/16/2034 (z)	29,119
500,000	Series 2006-38, Class OH, 6.50%, 08/20/2036	593,710
95,574	Series 2007-45, Class QA, IF, IO, 5.14%, 07/20/2037 (z)	13,947
72,699	Series 2007-76, Class SA, IF, IO, 5.03%, 11/20/2037 (z)	11,195
65,022	Series 2008-2, Class MS, IF, IO, 5.67%, 01/16/2038 (z)	10,879
46,055	Series 2008-55, Class SA, IF, IO, 4.70%, 06/20/2038 (z)	5,863
29,805	Series 2009-6, Class SA, IF, IO, 4.61%, 02/16/2039 (z)	3,616
96,812	Series 2009-6, Class SH, IF, IO, 4.54%, 02/20/2039 (z)	12,211
69,147	Series 2009-14, Class KI, IO, 6.50%, 03/20/2039	16,025
52,414	Series 2009-14, Class NI, IO, 6.50%, 03/20/2039	13,884
137,816	Series 2009-22, Class SA, IF, IO, 4.77%, 04/20/2039 (z)	17,262
115,740	Series 2009-31, Class TS, IF, IO, 4.80%, 03/20/2039 (z)	10,832
118,345	Series 2009-64, Class SN, IF, IO, 4.61%, 07/16/2039 (z)	13,509
60,067	Series 2009-79, Class OK, PO, 11/16/2037	54,303
33,705	Series 2009-102, Class SM, IF, IO, 4.91%, 06/16/2039 (z)	1,771

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
250,328	Series 2009-106, Class ST, IF, IO, 4.50%, 02/20/2038 (z)	37,176
85,194	Series 2010-130, Class CP, 7.00%, 10/16/2040	97,639
153,723	Series 2011-75, Class SM, IF, IO, 5.10%, 05/20/2041 (z)	26,592
641,070	Series 2011-H19, Class FA, 1.71%, 08/20/2061 (z)	640,567
652,555	Series 2012-H23, Class SA, 1.77%, 10/20/2062 (z)	652,861
672,042	Series 2013-H08, Class FC, 1.69%, 02/20/2063 (z)	671,090
400,372	Series 2013-H09, Class HA, 1.65%, 04/20/2063	393,780
316,733	Series 2014-H17, Class FC, 1.74%, 07/20/2064 (z)	316,883
428,877	Series 2015-137, Class WA, 5.48%, 01/20/2038 (z)	474,191
740,699	Series 2015-H16, Class FG, 1.68%, 07/20/2065 (z)	739,107
861,720	Series 2015-H30, Class FE, 1.84%, 11/20/2065 (z)	866,239
210,155	Series 2016-H11, Class FD, 2.20%, 05/20/2066 (z)	212,062
167,553	Series 2016-H26, Class FC, 2.24%, 12/20/2066 (z)	170,956
498,191	Series 2017-H14, Class FV, 1.74%, 06/20/2067 (z)	498,414
455,000	Goodgreen Trust, 5.00%, 10/20/2051 (bb)	448,996
	GSR Mortgage Loan Trust,
51,735	Series 2004-6F, Class 1A2, 5.00%, 05/25/2034	52,300
169,290	Series 2004-6F, Class 3A4, 6.50%, 05/25/2034	180,883
65,599	Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	67,475
390,000	Headlands Residential LLC, Series 2017-RPL1, Class A, SUB, 3.88%, 08/25/2022 (e)	387,584
42,114	Impac Secured Assets Trust, Series 2006-1, Class 2A1, 1.90%, 05/25/2036 (z)	40,034
47,993	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, 3.58%, 11/25/2033 (z)	48,850
29,462	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 3.60%, 04/21/2034 (z)	30,142
	MASTR Alternative Loan Trust,
66,304	Series 2003-9, Class 8A1, 6.00%, 01/25/2034	68,363

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

89,210	Series 2004-4, Class 10A1, 5.00%, 05/25/2024	92,638
112,012	Series 2004-6, Class 7A1, 6.00%, 07/25/2034	114,554
12,404	Series 2004-7, Class 30PO, PO, 08/25/2034 (bb)	10,291
18,133	Series 2004-8, Class 6A1, 5.50%, 09/25/2019	18,361
15,680	Series 2004-10, Class 1A1, 4.50%, 09/25/2019	15,714
	MASTR Asset Securitization Trust,
139,092	Series 2003-11, Class 9A6, 5.25%, 12/25/2033	140,637
1,314	Series 2003-12, Class 15PO, PO, 12/25/2018 (bb)	1,312
3,145	Series 2004-6, Class 15PO, PO, 07/25/2019 (bb)	3,111
2,722	Series 2004-8, Class PO, PO, 08/25/2019 (bb)	2,637
8,420	Series 2004-10, Class 15PO, PO, 10/25/2019 (bb)	8,220
23,974	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/2035 (e) (bb)	19,530
35,898	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, 6.50%, 10/25/2034 (e) (z)	36,400
231,952	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.00%, 05/25/2037 (bb)	55,920
	RALI Trust,
137	Series 2003-QS3, Class A2, IF, 13.09%, 02/25/2018 (z)	138
3,555	Series 2003-QS9, Class A3, IF, IO, 6.00%, 05/25/2018 (z) (bb)	29
10,945	Series 2003-QS14, Class A1, 5.00%, 07/25/2018	10,923
3,381	Series 2003-QS18, Class A1, 5.00%, 09/25/2018	3,385
1,493	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, 02/25/2019	1,423
67,428	RFMSI Trust, Series 2005-SA4, Class 1A1, 3.55%, 09/25/2035 (z)	60,962
3,446	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/2036 (e)	3,451
59,951	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.50%, 10/25/2033	61,015

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Vendee Mortgage Trust,
33,868	Series 1994-1, Class 1, 5.34%, 02/15/2024 (z)	35,481
422,498	Series 1994-1, Class 2ZB, 6.50%, 02/15/2024	454,857
82,148	Series 1996-1, Class 1Z, 6.75%, 02/15/2026	90,962
43,985	Series 1996-2, Class 1Z, 6.75%, 06/15/2026	48,405
166,956	Series 1997-1, Class 2Z, 7.50%, 02/15/2027	187,955
43,153	Series 1998-1, Class 2E, 7.00%, 03/15/2028	48,948
	WaMu Mortgage Pass-Through Certificates Trust,
10,548	Series 2003-AR8, Class A, 3.23%, 08/25/2033 (z)	10,679
47,033	Series 2003-AR9, Class 1A6, 3.32%, 09/25/2033 (z)	47,914
17,982	Series 2004-AR3, Class A2, 3.18%, 06/25/2034 (z)	18,303
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
776,913	Series 2005-2, Class 1A4, IF, IO, 3.50%, 04/25/2035 (z) (bb)	89,206
284,628	Series 2005-2, Class 2A3, IF, IO, 3.45%, 04/25/2035 (z) (bb)	33,071
214,601	Series 2005-3, Class CX, IO, 5.50%, 05/25/2035 (bb)	41,891
198,406	Series 2005-4, Class CB7, 5.50%, 06/25/2035	191,505
7,511	Series 2005-4, Class DP, PO, 06/25/2020 (bb)	7,189
63,784	Series 2005-6, Class 2A4, 5.50%, 08/25/2035	61,758
	Wells Fargo Mortgage-Backed Securities Trust,
13,103	Series 2003-K, Class 1A1, 3.57%, 11/25/2033 (z)	13,260
26,205	Series 2003-K, Class 1A2, 3.57%, 11/25/2033 (z)	26,628
30,695	Series 2004-EE, Class 3A1, 3.77%, 12/25/2034 (z)	31,827
75,350	Series 2004-P, Class 2A1, 3.54%, 09/25/2034 (z)	77,133
136,065	Series 2005-AR3, Class 1A1, 3.46%, 03/25/2035 (z)	139,665
41,701	Series 2005-AR8, Class 2A1, 3.53%, 06/25/2035 (z)	42,633

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

40,723	Series 2005-AR16, Class 2A1, 3.54%, 02/25/2034 (z)	41,683

	Total Collateralized Mortgage Obligations (Cost $31,796,824)	32,822,114

Commercial Mortgage-Backed Securities — 3.9%
286,000	BAMLL Re-REMIC Trust, Series 2015-FR11, Class A705, 1.83%, 09/27/2044 (e) (z)	281,529
300,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (e)	303,958
300,000	BXMT Ltd., (Cayman Islands), Series 2017-FL1, Class C, 3.31%, 06/14/2035 (e) (z)	300,000
247,430	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, 0.55%, 12/11/2049 (e) (z) (bb)	805
	Commercial Mortgage Trust,
125,000	Series 2013-SFS, Class A2, 2.99%, 04/12/2035 (e) (z)	124,811
200,000	Series 2014-CR19, Class A5, 3.80%, 08/10/2047	209,744
156,000	Series 2015-CR25, Class A4, 3.76%, 08/10/2048	163,379
100,000	CSMC OA LLC, Series 2014-USA, Class D, 4.37%, 09/15/2037 (e) (bb)	95,736
	FHLMC, Multifamily Structured Pass-Through Certificates,
229,000	Series K038, Class A2, 3.39%, 03/25/2024	239,271
215,000	Series K065, Class A2, 3.24%, 04/25/2027	221,451
115,000	Series K065, Class AM, 3.33%, 05/25/2027	118,006
267,000	Series K066, Class A2, 3.12%, 06/25/2027	272,298
208,000	Series K070, Class A2, 3.30%, 11/25/2027 (z)	215,009
223,159	Series KF12, Class A, 2.25%, 09/25/2022 (z)	221,697
44,282	Series KJ02, Class A2, 2.60%, 09/25/2020	44,480
196,000	Series KJ09, Class A2, 2.84%, 09/25/2022	198,797
289,000	Series KJ11, Class A2, 2.93%, 01/25/2023	293,923
591,000	Series KJ14, Class A2, 2.81%, 09/25/2024	593,109
250,000	Series KPLB, Class A, 2.77%, 05/25/2025	249,143
	FNMA ACES,
1,000,000	Series 2014-M3, Class A2, 3.47%, 01/25/2024 (z)	1,047,243

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
1,000,000	Series 2015-M3, Class A2, 2.72%, 10/25/2024	999,332
389,000	Series 2015-M10, Class A2, 3.09%, 04/25/2027 (z)	393,823
245,798	Series 2015-M17, Class FA, 2.29%, 11/25/2022 (z)	245,847
500,000	Series 2016-M2, Class AV2, 2.15%, 01/25/2023	491,454
305,000	Series 2017-M5, Class A2, 3.30%, 04/25/2029	309,380
278,000	Series 2017-M7, Class A2, 2.96%, 02/25/2027 (z)	279,428
335,000	Series 2017-M8, Class A2, 3.06%, 05/25/2027 (z)	338,776
381,000	Series 2017-M12, Class A2, 3.08%, 06/25/2027 (z)	387,403
428,908	FNMA Grantor Trust, Series 2017-T1, Class A, 2.90%, 06/25/2027	425,804
	FREMF Mortgage Trust,
220,000	Series 2014-K40, Class C, 4.07%, 11/25/2047 (e) (z) (bb)	216,333
640,000	Series 2015-K44, Class B, 3.68%, 01/25/2048 (e) (z) (bb)	648,091
500,000	Series 2015-K45, Class B, 3.59%, 04/25/2048 (e) (z)	499,430
180,000	Series 2016-K59, Class B, 3.58%, 11/25/2049 (e) (z) (bb)	178,014
110,000	Series 2016-K722, Class B, 3.84%, 07/25/2049 (e) (z)	111,926
357,236	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, 0.48%, 12/15/2043 (e) (z) (bb)	13
49,945	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, 2.93%, 07/14/2034 (e) (z)	50,016
250,000	RAIT Trust, Series 2015-FL5, Class B, 5.38%, 01/15/2031 (e) (z) (bb)	250,240
31,396	Resource Capital Corp. Ltd., (Cayman Islands), Series 2015-CRE4, Class A, 2.88%, 08/15/2032 (e) (z)	31,370
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.66%, 06/10/2030 (e)	117,681
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.53%, 05/10/2063	107,399
200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.81%, 12/13/2029 (e)	206,148
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.38%, 03/15/2044 (e)	115,443

	Total Commercial Mortgage-Backed Securities (Cost $11,490,177)	11,597,740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 24.4%
	Consumer Discretionary — 1.7%
	Automobiles — 0.4%
45,000	BMW US Capital LLC, (Germany), 2.25%, 09/15/2023 (e)	43,708
	Daimler Finance North America LLC, (Germany),
150,000	1.75%, 10/30/2019 (e)	148,174
150,000	1.88%, 01/11/2018 (e)	149,995
	Ford Motor Co.,
46,000	4.35%, 12/08/2026	47,946
240,000	7.45%, 07/16/2031	313,625
	General Motors Co.,
60,000	5.15%, 04/01/2038	63,924
240,000	6.60%, 04/01/2036	292,232
	Hyundai Capital America,
34,000	2.00%, 07/01/2019 (e)	33,566
65,000	2.40%, 10/30/2018 (e)	64,881
	Nissan Motor Acceptance Corp.,
29,000	1.90%, 09/14/2021 (e)	28,210
60,000	2.60%, 09/28/2022 (e)	59,241
50,000	2.80%, 01/13/2022 (e)	49,987

		1,295,489

	Diversified Consumer Services — 0.0% (g)
86,000	President & Fellows of Harvard College, 3.30%, 07/15/2056	84,085

	Hotels, Restaurants & Leisure — 0.1%
33,000	Darden Restaurants, Inc., 3.85%, 05/01/2027	33,622
60,000	McDonald’s Corp., 4.70%, 12/09/2035	68,106
28,000	Starbucks Corp., 2.70%, 06/15/2022	28,082

		129,810

	Internet & Direct Marketing Retail — 0.2%
	Amazon.com, Inc.,
66,000	3.80%, 12/05/2024	69,691
80,000	3.88%, 08/22/2037 (e)	84,824
100,000	4.25%, 08/22/2057 (e)	108,969
65,000	4.80%, 12/05/2034	76,243
100,000	Priceline Group, Inc. (The), 3.55%, 03/15/2028	99,025

		438,752

	Leisure Products — 0.0% (g)
47,000	Hasbro, Inc., 3.50%, 09/15/2027	45,919

	Media — 0.9%
	21st Century Fox America, Inc.,
50,000	6.65%, 11/15/2037	68,723

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
50,000	7.25%, 05/18/2018	50,995
150,000	7.30%, 04/30/2028	194,257
	CBS Corp.,
99,000	3.70%, 08/15/2024	101,848
42,000	4.00%, 01/15/2026	42,913
194,000	Charter Communications Operating LLC, 4.91%, 07/23/2025	206,211
75,000	Comcast Cable Holdings LLC, 10.13%, 04/15/2022	96,972
	Comcast Corp.,
52,000	4.00%, 11/01/2049	53,196
126,000	4.05%, 11/01/2052	128,792
89,000	4.20%, 08/15/2034	95,033
167,000	4.25%, 01/15/2033	181,910
35,000	6.50%, 11/15/2035	47,287
	Cox Communications, Inc.,
67,000	3.35%, 09/15/2026 (e)	65,457
39,000	4.60%, 08/15/2047 (e)	39,327
	Discovery Communications LLC,
42,000	3.95%, 03/20/2028	41,763
78,000	4.38%, 06/15/2021	81,595
90,000	6.35%, 06/01/2040	105,800
75,000	NBCUniversal Media LLC, 5.95%, 04/01/2041	97,685
	Time Warner Cable LLC,
100,000	5.50%, 09/01/2041	104,152
50,000	6.55%, 05/01/2037	58,766
50,000	6.75%, 07/01/2018	51,107
50,000	7.30%, 07/01/2038	62,632
175,000	Time Warner Entertainment Co. LP, 8.38%, 07/15/2033	240,652
	Time Warner, Inc.,
200,000	3.55%, 06/01/2024	202,156
35,000	4.75%, 03/29/2021	37,251
	Viacom, Inc.,
36,000	3.88%, 04/01/2024	35,911
70,000	6.88%, 04/30/2036	79,378
	Walt Disney Co. (The),
31,000	1.85%, 07/30/2026	28,485
50,000	2.95%, 06/15/2027	49,740
14,000	3.00%, 07/30/2046	12,435

		2,662,429

	Multiline Retail — 0.0% (g)
30,000	Macy’s Retail Holdings, Inc., 6.90%, 04/01/2029	31,648

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.1%
41,000	AutoZone, Inc., 3.75%, 06/01/2027	41,600
	Home Depot, Inc. (The),
21,000	2.13%, 09/15/2026	19,656
37,000	3.00%, 04/01/2026	37,039
13,000	3.50%, 09/15/2056	12,491
34,000	4.20%, 04/01/2043	37,415
72,000	Lowe’s Cos., Inc., 3.38%, 09/15/2025	74,170
	O’Reilly Automotive, Inc.,
80,000	3.55%, 03/15/2026	80,803
49,000	3.60%, 09/01/2027	49,166

		352,340

	Total Consumer Discretionary	5,040,472

	Consumer Staples — 1.0%
	Beverages — 0.5%
	Anheuser-Busch InBev Finance, Inc., (Belgium),
23,000	1.90%, 02/01/2019	22,951
234,000	3.30%, 02/01/2023	239,417
380,000	3.65%, 02/01/2026	392,054
241,000	4.70%, 02/01/2036	270,270
131,000	Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.44%, 10/06/2048	142,573
38,000	Brown-Forman Corp., 4.50%, 07/15/2045	42,977
25,000	Constellation Brands, Inc., 4.25%, 05/01/2023	26,443
20,000	Dr Pepper Snapple Group, Inc., 3.43%, 06/15/2027 (e)	20,027
	PepsiCo, Inc.,
70,000	3.45%, 10/06/2046	67,841
107,000	4.45%, 04/14/2046	121,476

		1,346,029

	Food & Staples Retailing — 0.2%
21,000	Costco Wholesale Corp., 2.75%, 05/18/2024	20,976
116,000	CVS Health Corp., 4.00%, 12/05/2023	120,588
	Kroger Co. (The),
67,000	4.00%, 02/01/2024	69,595
18,000	5.40%, 07/15/2040	19,874
100,000	6.90%, 04/15/2038	129,187
50,000	Walgreen Co., 4.40%, 09/15/2042	50,091
	Walgreens Boots Alliance, Inc.,
47,000	3.80%, 11/18/2024	47,989
23,000	4.50%, 11/18/2034	24,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food & Staples Retailing — continued
75,000	Wal-Mart Stores, Inc., 3.63%, 12/15/2047	78,494

		560,794

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
28,000	3.25%, 08/15/2026	26,751
59,000	3.75%, 09/25/2027	58,132
80,000	Kellogg Co., 3.40%, 11/15/2027	79,590
	Kraft Heinz Foods Co.,
20,000	3.50%, 06/06/2022	20,463
15,000	3.95%, 07/15/2025	15,489
100,000	5.00%, 07/15/2035	109,106
31,000	5.38%, 02/10/2020	32,843
122,000	6.13%, 08/23/2018	125,150
30,000	6.75%, 03/15/2032	37,988
133,000	6.88%, 01/26/2039	174,960
54,000	McCormick & Co., Inc., 3.15%, 08/15/2024	54,274
27,000	Mead Johnson Nutrition Co., (United Kingdom), 4.13%, 11/15/2025	28,629
	Tyson Foods, Inc.,
49,000	3.95%, 08/15/2024	51,521
100,000	4.88%, 08/15/2034	112,615

		927,511

	Household Products — 0.0% (g)
37,277	Procter & Gamble - ESOP, Series A, 9.36%, 01/01/2021	41,283
80,000	Procter & Gamble Co. (The), 2.85%, 08/11/2027	79,319

		120,602

	Tobacco — 0.0% (g)
75,000	BAT Capital Corp., (United Kingdom), 4.39%, 08/15/2037 (e)	78,407

	Total Consumer Staples	3,033,343

	Energy — 2.5%
	Energy Equipment & Services — 0.1%
40,000	Baker Hughes a GE Co. LLC, 5.13%, 09/15/2040	46,987
	Halliburton Co.,
54,000	3.50%, 08/01/2023	55,526
77,000	4.85%, 11/15/2035	86,324
60,000	6.70%, 09/15/2038	79,707
	Nabors Industries, Inc.,
15,000	4.63%, 09/15/2021	14,288
15,000	5.00%, 09/15/2020	14,962

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
60,000	Schlumberger Holdings Corp., 3.63%, 12/21/2022 (e)	61,758

		359,552

	Oil, Gas & Consumable Fuels — 2.4%
45,000	Andeavor Logistics LP, 4.25%, 12/01/2027	45,373
	Apache Corp.,
50,000	6.00%, 01/15/2037	59,100
50,000	6.90%, 09/15/2018	51,578
73,000	APT Pipelines Ltd., (Australia), 4.25%, 07/15/2027 (e)	75,523
	Boardwalk Pipelines LP,
22,000	4.45%, 07/15/2027	22,375
118,000	4.95%, 12/15/2024	126,385
16,000	5.95%, 06/01/2026	17,843
	BP Capital Markets plc, (United Kingdom),
35,000	3.02%, 01/16/2027	34,677
221,000	3.22%, 04/14/2024	226,396
15,000	3.51%, 03/17/2025	15,513
50,000	3.59%, 04/14/2027	51,729
140,000	3.72%, 11/28/2028	146,592
150,000	3.81%, 02/10/2024	157,658
	Buckeye Partners LP,
32,000	3.95%, 12/01/2026	31,444
30,000	4.35%, 10/15/2024	30,607
15,000	4.88%, 02/01/2021	15,776
100,000	5.85%, 11/15/2043	107,627
	Canadian Natural Resources Ltd., (Canada),
65,000	3.90%, 02/01/2025	66,906
50,000	5.85%, 02/01/2035	58,578
100,000	5.90%, 02/01/2018	100,347
	Cenovus Energy, Inc., (Canada),
23,000	4.45%, 09/15/2042	21,218
158,000	6.75%, 11/15/2039	190,859
	Chevron Corp.,
20,000	2.36%, 12/05/2022	19,839
150,000	2.41%, 03/03/2022	149,829
200,000	2.57%, 05/16/2023	199,523
200,000	CNOOC Nexen Finance 2014 ULC, (China), 4.25%, 04/30/2024	210,814
	ConocoPhillips Co.,
116,000	4.20%, 03/15/2021	121,971
43,000	4.95%, 03/15/2026	48,796
	Devon Energy Corp.,
47,000	3.25%, 05/15/2022	47,803
21,000	5.60%, 07/15/2041	24,733

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Ecopetrol SA, (Colombia),
33,000	4.13%, 01/16/2025	33,289
39,000	5.38%, 06/26/2026	42,108
28,000	5.88%, 09/18/2023	30,940
	Enbridge, Inc., (Canada),
27,000	3.70%, 07/15/2027	27,106
75,000	5.50%, 12/01/2046	90,107
	Encana Corp., (Canada),
30,000	6.50%, 08/15/2034	37,049
80,000	7.20%, 11/01/2031	102,676
	Energy Transfer LP,
9,000	3.60%, 02/01/2023	9,004
45,000	4.05%, 03/15/2025	44,956
32,000	4.75%, 01/15/2026	33,191
68,000	4.90%, 02/01/2024	71,897
141,000	5.00%, 10/01/2022	150,283
100,000	6.05%, 06/01/2041	107,069
17,000	6.50%, 02/01/2042	19,345
50,000	Eni USA, Inc., (United Kingdom), 7.30%, 11/15/2027	62,550
	EnLink Midstream Partners LP,
22,000	4.15%, 06/01/2025	22,224
65,000	5.05%, 04/01/2045	64,149
	Enterprise Products Operating LLC,
38,000	3.70%, 02/15/2026	38,900
25,000	3.75%, 02/15/2025	25,772
25,000	3.90%, 02/15/2024	26,045
6,000	4.95%, 10/15/2054	6,558
16,000	5.10%, 02/15/2045	18,241
170,000	7.55%, 04/15/2038	237,935
86,000	Series D, 6.88%, 03/01/2033	112,980
15,000	EOG Resources, Inc., 2.63%, 03/15/2023	14,826
60,000	EQT Corp., 3.90%, 10/01/2027	59,630
61,000	Exxon Mobil Corp., 3.04%, 03/01/2026	61,926
	Hess Corp.,
30,000	7.13%, 03/15/2033	36,172
100,000	7.30%, 08/15/2031	121,235
120,000	Kerr-McGee Corp., 7.88%, 09/15/2031	159,385
	Magellan Midstream Partners LP,
14,000	3.20%, 03/15/2025	13,770
27,000	4.20%, 12/01/2042	26,511
70,000	6.40%, 05/01/2037	87,052
29,000	Marathon Petroleum Corp., 3.63%, 09/15/2024	29,569
140,000	MPLX LP, 4.88%, 12/01/2024	150,873

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Noble Energy, Inc.,
15,000	5.63%, 05/01/2021	15,408
114,000	6.00%, 03/01/2041	134,727
	Occidental Petroleum Corp.,
55,000	3.00%, 02/15/2027	54,662
45,000	3.50%, 06/15/2025	46,589
	ONEOK Partners LP,
25,000	3.20%, 09/15/2018	25,145
8,000	3.38%, 10/01/2022	8,055
100,000	4.90%, 03/15/2025	107,199
17,000	5.00%, 09/15/2023	18,212
15,000	6.65%, 10/01/2036	18,399
40,000	8.63%, 03/01/2019	42,692
105,000	Petro-Canada, (Canada), 6.80%, 05/15/2038	144,614
	Petroleos Mexicanos, (Mexico),
100,000	4.63%, 09/21/2023	102,875
20,000	4.88%, 01/18/2024	20,719
11,000	5.50%, 06/27/2044	10,161
42,000	6.38%, 01/23/2045	42,172
111,000	6.50%, 03/13/2027 (e)	121,545
50,000	6.63%, 06/15/2035	53,480
110,000	6.75%, 09/21/2047	114,892
26,000	6.88%, 08/04/2026	29,445
37,000	Phillips 66 Partners LP, 4.90%, 10/01/2046	39,110
	Plains All American Pipeline LP,
50,000	3.60%, 11/01/2024	48,682
15,000	3.65%, 06/01/2022	15,086
50,000	4.30%, 01/31/2043	44,120
130,000	4.65%, 10/15/2025	133,933
	Spectra Energy Partners LP,
34,000	2.95%, 09/25/2018	34,204
19,000	3.50%, 03/15/2025	19,076
7,000	4.50%, 03/15/2045	7,221
25,000	5.95%, 09/25/2043	30,378
	Statoil ASA, (Norway),
50,000	1.15%, 05/15/2018	49,879
143,000	2.65%, 01/15/2024	142,353
23,000	3.25%, 11/10/2024	23,640
60,000	Suncor Energy, Inc., (Canada), 5.95%, 12/01/2034	75,387
	Sunoco Logistics Partners Operations LP,
24,000	3.90%, 07/15/2026	23,479
13,000	4.25%, 04/01/2024	13,251

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
53,000	5.35%, 05/15/2045	52,484
60,000	6.10%, 02/15/2042	63,862
26,000	TC PipeLines LP, 3.90%, 05/25/2027	26,123
	Total Capital International SA, (France),
50,000	2.75%, 06/19/2021	50,494
25,000	3.70%, 01/15/2024	26,354
	TransCanada PipeLines Ltd., (Canada),
70,000	6.20%, 10/15/2037	92,311
50,000	6.50%, 08/15/2018	51,351
50,000	7.13%, 01/15/2019	52,438
20,000	Valero Energy Corp., 7.50%, 04/15/2032	26,943
	Western Gas Partners LP,
29,000	4.65%, 07/01/2026	30,139
26,000	5.45%, 04/01/2044	27,606
25,000	Williams Partners LP, 3.90%, 01/15/2025	25,474

		6,989,104

	Total Energy	7,348,656

	Financials — 9.4%
	Banks — 4.0%
200,000	ABN AMRO Bank NV, (Netherlands), 4.75%, 07/28/2025 (e)	212,300
	Bank of America Corp.,
100,000	2.00%, 01/11/2018	100,002
26,000	(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e) (aa)	26,063
114,000	3.25%, 10/21/2027	113,090
250,000	3.30%, 01/11/2023	255,714
408,000	(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (e) (aa)	407,962
260,000	(ICE LIBOR USD 3 Month + 1.51%), 3.70%, 04/24/2028 (aa)	266,785
114,000	4.00%, 01/22/2025	118,574
69,000	4.45%, 03/03/2026	73,632
295,000	5.65%, 05/01/2018	298,520
90,000	6.88%, 04/25/2018	91,375
92,000	Series L, 3.95%, 04/21/2025	95,117
65,000	Bank of Montreal, (Canada), 1.50%, 07/18/2019	64,362
	Bank of Nova Scotia (The), (Canada),
100,000	1.45%, 04/25/2018	99,913
100,000	1.70%, 06/11/2018	99,948
200,000	2.45%, 09/19/2022	197,604
	Barclays plc, (United Kingdom),
200,000	3.65%, 03/16/2025	199,644
220,000	4.38%, 01/12/2026	228,848

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
50,000	BB&T Corp., 5.25%, 11/01/2019	52,571
250,000	BNZ International Funding Ltd., (New Zealand), 2.90%, 02/21/2022 (e)	251,222
200,000	Canadian Imperial Bank of Commerce, (Canada), 1.60%, 09/06/2019	197,918
	Citigroup, Inc.,
100,000	1.70%, 04/27/2018	99,900
40,000	1.75%, 05/01/2018	39,966
137,000	2.15%, 07/30/2018	137,085
23,000	2.35%, 08/02/2021	22,747
50,000	2.40%, 02/18/2020	49,990
200,000	2.75%, 04/25/2022	199,570
100,000	2.90%, 12/08/2021	100,647
75,000	3.40%, 05/01/2026	75,428
250,000	(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/2028 (aa)	253,562
50,000	4.30%, 11/20/2026	52,272
20,000	4.40%, 06/10/2025	21,106
210,000	4.45%, 09/29/2027	222,263
50,000	4.75%, 05/18/2046	55,068
58,000	5.50%, 09/13/2025	65,324
56,000	8.13%, 07/15/2039	89,478
24,000	Citizens Financial Group, Inc., 2.38%, 07/28/2021	23,683
10,000	Comerica, Inc., 3.80%, 07/22/2026	10,142
200,000	Commonwealth Bank of Australia, (Australia), 2.00%, 09/06/2021 (e)	195,903
250,000	Cooperatieve Rabobank UA, (Netherlands), 4.38%, 08/04/2025	263,839
	Credit Suisse Group Funding Guernsey Ltd., (Switzerland),
250,000	3.75%, 03/26/2025	255,038
350,000	3.80%, 06/09/2023	360,899
200,000	Danske Bank A/S, (Denmark), 2.00%, 09/08/2021 (e)	195,553
83,000	Fifth Third Bancorp, 2.88%, 07/27/2020	83,872
350,000	Glitnir HoldCo ehf, (Iceland), 0.00%, 10/15/2008 (d) (e) (bb)	–
	HSBC Holdings plc, (United Kingdom),
400,000	2.65%, 01/05/2022	397,299
229,000	3.60%, 05/25/2023	235,573
200,000	4.38%, 11/23/2026	208,747
	Huntington Bancshares, Inc.,
88,000	2.30%, 01/14/2022	86,573
73,000	3.15%, 03/14/2021	74,141
200,000	ING Groep NV, (Netherlands), 3.95%, 03/29/2027	208,446

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
56,000	KeyCorp, 2.90%, 09/15/2020	56,520
	Lloyds Banking Group plc, (United Kingdom),
200,000	3.75%, 01/11/2027	203,050
200,000	4.58%, 12/10/2025	209,659
	Mitsubishi UFJ Financial Group, Inc., (Japan),
80,000	2.67%, 07/25/2022	79,234
38,000	3.00%, 02/22/2022	38,237
9,000	MUFG Americas Holdings Corp., 2.25%, 02/10/2020	8,951
200,000	Nordea Bank AB, (Sweden), 1.63%, 09/30/2019 (e)	197,728
	PNC Financial Services Group, Inc. (The),
13,000	4.38%, 08/11/2020	13,659
150,000	5.13%, 02/08/2020	158,304
12,000	6.70%, 06/10/2019	12,730
54,000	Regions Financial Corp., 3.20%, 02/08/2021	54,938
	Royal Bank of Canada, (Canada),
50,000	1.88%, 02/05/2020	49,581
50,000	2.00%, 10/01/2018	50,022
66,000	2.75%, 02/01/2022	66,817
30,000	4.65%, 01/27/2026	32,320
	Santander UK Group Holdings plc, (United Kingdom),
69,000	3.13%, 01/08/2021	69,649
200,000	(ICE LIBOR USD 3 Month + 1.40%), 3.82%, 11/03/2028 (aa)	200,404
87,000	Santander UK plc, (United Kingdom), 2.50%, 03/14/2019	87,261
200,000	Standard Chartered plc, (United Kingdom), 4.05%, 04/12/2026 (e)	205,116
	Sumitomo Mitsui Financial Group, Inc., (Japan),
49,000	2.06%, 07/14/2021	48,016
45,000	2.44%, 10/19/2021	44,521
82,000	2.78%, 10/18/2022	81,428
130,000	2.85%, 01/11/2022	130,243
25,000	3.01%, 10/19/2026	24,329
200,000	Sumitomo Mitsui Trust Bank Ltd., (Japan), 2.05%, 10/18/2019 (e)	198,624
91,000	SunTrust Banks, Inc., 2.70%, 01/27/2022	90,986
	Toronto-Dominion Bank (The), (Canada),
229,000	1.75%, 07/23/2018	228,813
47,000	(USD Swap Semi 5 Year + 2.21%), 3.62%, 09/15/2031 (aa)	46,860
200,000	UBS Group Funding Switzerland AG, (Switzerland), 4.13%, 09/24/2025 (e)	209,840

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	US Bancorp,
100,000	7.50%, 06/01/2026	128,645
100,000	Series V, 2.38%, 07/22/2026	94,126
50,000	Wachovia Corp., 5.75%, 02/01/2018	50,155
	Wells Fargo & Co.,
200,000	3.00%, 02/19/2025	198,283
84,000	3.00%, 04/22/2026	82,390
245,000	3.07%, 01/24/2023	246,810
80,000	3.30%, 09/09/2024	81,223
24,000	4.10%, 06/03/2026	25,161
7,000	4.30%, 07/22/2027	7,452
284,000	5.61%, 01/15/2044	349,852
	Westpac Banking Corp., (Australia),
140,000	(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (aa)	144,205
121,000	4.88%, 11/19/2019	126,831

		11,968,251

	Capital Markets — 2.2%
63,000	Ameriprise Financial, Inc., 2.88%, 09/15/2026	61,244
	Bank of New York Mellon Corp. (The),
100,000	3.00%, 10/30/2028	97,178
100,000	3.25%, 09/11/2024	102,078
55,000	4.60%, 01/15/2020	57,522
83,000	Series 0012, 3.65%, 02/04/2024	86,851
	BlackRock, Inc.,
65,000	4.25%, 05/24/2021	68,785
65,000	Series 2, 5.00%, 12/10/2019	68,346
	Blackstone Holdings Finance Co. LLC,
21,000	4.45%, 07/15/2045 (e)	22,521
100,000	5.88%, 03/15/2021 (e)	109,604
22,000	Brookfield Finance, Inc., (Canada), 4.70%, 09/20/2047	23,035
100,000	Charles Schwab Corp. (The), 3.20%, 03/02/2027	100,883
	CME Group, Inc.,
97,000	3.00%, 03/15/2025	98,081
16,000	5.30%, 09/15/2043	20,524
49,000	Daiwa Securities Group, Inc., (Japan), 3.13%, 04/19/2022 (e)	49,291
	Deutsche Bank AG, (Germany),
77,000	3.13%, 01/13/2021	77,446
100,000	3.30%, 11/16/2022	99,477
100,000	4.25%, 10/14/2021	104,292
18,000	E*TRADE Financial Corp., 3.80%, 08/24/2027	17,936

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
	Goldman Sachs Group, Inc. (The),
379,000	2.35%, 11/15/2021	373,212
12,000	2.60%, 04/23/2020	12,016
100,000	(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (aa)	99,703
213,000	(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/2023 (aa)	211,485
288,000	(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/2023 (aa)	286,049
137,000	(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/2025 (aa)	136,417
100,000	3.50%, 01/23/2025	101,561
142,000	3.50%, 11/16/2026	142,795
209,000	(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/2028 (aa)	211,960
10,000	3.75%, 05/22/2025	10,300
45,000	3.85%, 01/26/2027	46,188
105,000	4.25%, 10/21/2025	109,712
206,000	5.38%, 03/15/2020	218,416
120,000	5.95%, 01/18/2018	120,189
80,000	6.75%, 10/01/2037	107,019
125,000	7.50%, 02/15/2019	132,095
	Intercontinental Exchange, Inc.,
23,000	2.50%, 10/15/2018	23,089
59,000	4.00%, 10/15/2023	62,660
	Invesco Finance plc,
36,000	3.75%, 01/15/2026	37,208
29,000	4.00%, 01/30/2024	30,574
	Jefferies Group LLC,
110,000	6.45%, 06/08/2027	127,756
100,000	6.88%, 04/15/2021	111,860
	Macquarie Bank Ltd., (Australia),
100,000	2.85%, 07/29/2020 (e)	100,632
100,000	4.00%, 07/29/2025 (e)	104,280
80,000	Macquarie Group Ltd., (Australia), (ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (e) (aa)	79,516
	Morgan Stanley,
170,000	2.63%, 11/17/2021	169,206
25,000	2.65%, 01/27/2020	25,112
100,000	2.75%, 05/19/2022	99,620
222,000	(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/2028 (aa)	223,977
69,000	3.70%, 10/23/2024	71,284
142,000	3.75%, 02/25/2023	147,142
141,000	3.88%, 01/27/2026	146,936

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
198,000	4.00%, 07/23/2025	207,266
100,000	4.10%, 05/22/2023	104,169
20,000	4.35%, 09/08/2026	20,952
70,000	5.00%, 11/24/2025	76,578
35,000	5.50%, 07/28/2021	38,281
200,000	5.63%, 09/23/2019	210,741
130,000	6.63%, 04/01/2018	131,424
65,000	Nomura Holdings, Inc., (Japan), 6.70%, 03/04/2020	70,422
29,000	Northern Trust Corp., (ICE LIBOR USD 3 Month + 1.13%), 3.37%, 05/08/2032 (aa)	28,884
	State Street Corp.,
24,000	3.10%, 05/15/2023	24,204
147,000	3.55%, 08/18/2025	152,723
77,000	3.70%, 11/20/2023	81,067
17,000	TD Ameritrade Holding Corp., 2.95%, 04/01/2022	17,202
	Thomson Reuters Corp., (Canada),
25,000	3.85%, 09/29/2024	25,910
84,000	3.95%, 09/30/2021	86,938

		6,421,824

	Consumer Finance — 1.1%
50,000	American Express Co., 7.00%, 03/19/2018	50,535
	American Express Credit Corp.,
130,000	1.80%, 07/31/2018	129,914
73,000	2.25%, 05/05/2021	72,417
105,000	2.70%, 03/03/2022	105,328
	American Honda Finance Corp.,
200,000	1.60%, 02/16/2018 (e)	199,889
33,000	2.25%, 08/15/2019	33,046
17,000	2.30%, 09/09/2026	16,086
	Capital One Financial Corp.,
130,000	3.75%, 04/24/2024	133,524
196,000	3.75%, 07/28/2026	195,124
186,000	4.20%, 10/29/2025	191,315
	Caterpillar Financial Services Corp.,
175,000	1.93%, 10/01/2021	171,271
50,000	7.15%, 02/15/2019	52,789
	Ford Motor Credit Co. LLC,
200,000	3.34%, 03/28/2022	202,292
200,000	3.81%, 01/09/2024	204,132
	General Motors Financial Co., Inc.,
50,000	3.45%, 04/10/2022	50,661
80,000	3.50%, 11/07/2024	79,818

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
68,000	3.70%, 05/09/2023	69,345
120,000	3.95%, 04/13/2024	123,513
80,000	4.00%, 01/15/2025	82,180
84,000	4.00%, 10/06/2026	85,408
35,000	4.30%, 07/13/2025	36,465
57,000	4.35%, 01/17/2027	59,267
50,000	HSBC Finance Corp., 7.35%, 11/27/2032	66,091
	HSBC USA, Inc.,
100,000	1.63%, 01/16/2018	99,993
135,000	2.35%, 03/05/2020	134,975
	John Deere Capital Corp.,
44,000	1.60%, 07/13/2018	43,946
42,000	3.15%, 10/15/2021	43,044
82,000	3.35%, 06/12/2024	84,421
251,000	Synchrony Financial, 3.70%, 08/04/2026	247,400
	Toyota Motor Credit Corp.,
100,000	2.13%, 07/18/2019	99,993
60,000	2.80%, 07/13/2022	60,702

		3,224,884

	Diversified Financial Services — 0.9%
100,000	AIG Global Funding, 1.90%, 10/06/2021 (e)	97,351
200,000	CK Hutchison International 16 Ltd., (Hong Kong), 1.88%, 10/03/2021 (e)	193,091
	GE Capital International Funding Co. Unlimited Co.,
251,000	2.34%, 11/15/2020	249,824
400,000	4.42%, 11/15/2035	432,601
	GTP Acquisition Partners I LLC,
58,000	2.35%, 06/15/2020 (e)	57,504
67,000	3.48%, 06/16/2025 (e)	66,493
200,000	Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan), 2.65%, 09/19/2022 (e)	196,384
	National Rural Utilities Cooperative Finance Corp.,
44,000	2.95%, 02/07/2024	44,321
50,000	10.38%, 11/01/2018	53,416
	ORIX Corp., (Japan),
40,000	2.90%, 07/18/2022	39,855
100,000	3.25%, 12/04/2024	99,658
180,000	Protective Life Global Funding, 2.00%, 09/14/2021 (e)	174,717
	Shell International Finance BV, (Netherlands),
70,000	2.13%, 05/11/2020	69,850
161,000	2.88%, 05/10/2026	160,958

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
97,000	3.75%, 09/12/2046	98,835
155,000	4.00%, 05/10/2046	164,924
107,000	4.13%, 05/11/2035	116,640
250,000	Siemens Financieringsmaatschappij NV, (Germany), 3.30%, 09/15/2046 (e)	233,278
20,000	Voya Financial, Inc., 3.65%, 06/15/2026	20,221

		2,569,921

	Insurance — 1.1%
31,000	Allstate Corp. (The), 3.15%, 06/15/2023	31,436
	American International Group, Inc.,
24,000	3.75%, 07/10/2025	24,739
50,000	3.88%, 01/15/2035	50,155
59,000	4.13%, 02/15/2024	62,327
90,000	4.70%, 07/10/2035	99,472
18,000	Aon Corp., 6.25%, 09/30/2040	23,689
46,000	Aon plc, 3.88%, 12/15/2025	48,083
57,000	Arch Capital Finance LLC, 5.03%, 12/15/2046	66,191
	Athene Global Funding,
106,000	2.75%, 04/20/2020 (e)	106,047
44,000	4.00%, 01/25/2022 (e)	45,399
	Berkshire Hathaway Finance Corp.,
62,000	4.30%, 05/15/2043	69,254
50,000	5.40%, 05/15/2018	50,624
100,000	5.75%, 01/15/2040	131,768
150,000	Brighthouse Financial, Inc., 3.70%, 06/22/2027 (e)	147,477
	Chubb INA Holdings, Inc.,
120,000	2.70%, 03/13/2023	119,195
42,000	2.88%, 11/03/2022	42,566
	CNA Financial Corp.,
44,000	3.95%, 05/15/2024	45,784
32,000	4.50%, 03/01/2026	34,050
200,000	Dai-ichi Life Insurance Co. Ltd. (The), (Japan), (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 07/24/2026 (e) (x) (y) (aa)	195,940
75,000	Great-West Lifeco Finance Delaware LP, (Canada), 4.15%, 06/03/2047 (e)	78,644
21,000	Guardian Life Insurance Co. of America (The), 4.85%, 01/24/2077 (e)	23,034
	Jackson National Life Global Funding,
97,000	1.88%, 10/15/2018 (e)	96,902
104,000	3.05%, 04/29/2026 (e)	102,376
	Liberty Mutual Group, Inc.,
27,000	4.95%, 05/01/2022 (e)	29,131
50,000	6.50%, 03/15/2035 (e)	64,569

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
	Lincoln National Corp.,
50,000	4.00%, 09/01/2023	52,188
20,000	4.20%, 03/15/2022	21,059
100,000	Manulife Financial Corp., (Canada), (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 02/24/2032 (aa)	100,726
40,000	Markel Corp., 3.63%, 03/30/2023	40,717
	Marsh & McLennan Cos., Inc.,
24,000	2.75%, 01/30/2022	24,046
25,000	3.30%, 03/14/2023	25,618
19,000	Massachusetts Mutual Life Insurance Co., 8.88%, 06/01/2039 (e)	31,465
	MetLife, Inc.,
87,000	3.60%, 11/13/2025	90,481
28,000	4.13%, 08/13/2042	29,614
	Metropolitan Life Global Funding I,
100,000	1.50%, 01/10/2018 (e)	99,989
175,000	2.30%, 04/10/2019 (e)	175,229
100,000	Nationwide Mutual Insurance Co., 9.38%, 08/15/2039 (e)	169,956
	New York Life Global Funding,
29,000	2.00%, 04/13/2021 (e)	28,617
65,000	2.35%, 07/14/2026 (e)	62,021
50,000	Pacific Life Insurance Co., (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (e) (aa)	50,155
30,000	Principal Financial Group, Inc., 3.13%, 05/15/2023	30,157
100,000	Principal Life Global Funding II, 2.15%, 01/10/2020 (e)	99,602
60,000	Progressive Corp. (The), 2.45%, 01/15/2027	57,351
61,000	Prudential Financial, Inc., 3.91%, 12/07/2047 (e)	62,160
150,000	Prudential Insurance Co. of America (The), 8.30%, 07/01/2025 (e)	196,698
100,000	Reliance Standard Life Global Funding II, 2.50%, 01/15/2020 (e)	99,999
50,000	Teachers Insurance & Annuity Association of America, 4.27%, 05/15/2047 (e)	52,827
25,000	Travelers Cos., Inc. (The), 5.80%, 05/15/2018	25,352

		3,414,879

	Thrifts & Mortgage Finance — 0.1%
200,000	BPCE SA, (France), 4.63%, 07/11/2024 (e)	210,246

	Total Financials	27,810,005

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care — 1.4%
	Biotechnology — 0.5%
	AbbVie, Inc.,
45,000	2.00%, 11/06/2018	44,986
22,000	2.85%, 05/14/2023	21,948
134,000	3.60%, 05/14/2025	137,731
200,000	4.30%, 05/14/2036	214,155
169,000	4.50%, 05/14/2035	185,496
	Amgen, Inc.,
25,000	3.63%, 05/15/2022	25,880
100,000	4.66%, 06/15/2051	111,741
40,000	5.70%, 02/01/2019	41,515
	Baxalta, Inc.,
22,000	3.60%, 06/23/2022	22,498
8,000	5.25%, 06/23/2045	9,315
79,000	Biogen, Inc., 2.90%, 09/15/2020	80,070
	Celgene Corp.,
49,000	3.25%, 08/15/2022	49,769
100,000	3.45%, 11/15/2027	99,895
41,000	3.63%, 05/15/2024	42,158
53,000	5.70%, 10/15/2040	62,852
	Gilead Sciences, Inc.,
28,000	2.50%, 09/01/2023	27,638
40,000	3.50%, 02/01/2025	41,359
29,000	3.65%, 03/01/2026	30,077
36,000	3.70%, 04/01/2024	37,655
29,000	4.00%, 09/01/2036	30,658
130,000	4.60%, 09/01/2035	146,381

		1,463,777

	Health Care Equipment & Supplies — 0.0% (g)
90,000	Abbott Laboratories, 3.88%, 09/15/2025	93,067

	Health Care Providers & Services — 0.4%
30,000	Aetna, Inc., 2.80%, 06/15/2023	29,521
	Anthem, Inc.,
47,000	2.30%, 07/15/2018	47,102
18,000	3.30%, 01/15/2023	18,261
70,000	3.35%, 12/01/2024	71,000
18,000	4.65%, 01/15/2043	19,721
65,000	4.65%, 08/15/2044	71,323
	Cardinal Health, Inc.,
23,000	2.40%, 11/15/2019	22,984
50,000	3.41%, 06/15/2027	48,928
28,000	3.75%, 09/15/2025	28,501
	Express Scripts Holding Co.,
48,000	3.50%, 06/15/2024	48,415
127,000	4.50%, 02/25/2026	134,740

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
125,000	Magellan Health, Inc., 4.40%, 09/22/2024	125,787
83,000	Mount Sinai Hospitals Group, Inc., Series 2017, 3.98%, 07/01/2048	83,877
36,000	Providence St Joseph Health Obligated Group, Series H, 2.75%, 10/01/2026	34,864
17,000	Quest Diagnostics, Inc., 3.45%, 06/01/2026	17,052
	UnitedHealth Group, Inc.,
36,000	1.63%, 03/15/2019	35,802
175,000	2.13%, 03/15/2021	173,696
42,000	2.75%, 02/15/2023	42,077
34,000	4.63%, 07/15/2035	39,568
50,000	6.63%, 11/15/2037	70,976

		1,164,195

	Life Sciences Tools & Services — 0.0% (g)
30,000	Thermo Fisher Scientific, Inc., 2.95%, 09/19/2026	29,143

	Pharmaceuticals — 0.5%
	Allergan Funding SCS,
52,000	3.45%, 03/15/2022	52,829
42,000	3.85%, 06/15/2024	43,031
111,000	4.55%, 03/15/2035	117,379
	Allergan, Inc.,
100,000	2.80%, 03/15/2023	98,904
43,000	3.38%, 09/15/2020	43,807
	Johnson & Johnson,
121,000	2.63%, 01/15/2025	120,356
123,000	3.40%, 01/15/2038	125,884
19,000	4.38%, 12/05/2033	21,649
	Merck & Co., Inc.,
21,000	2.40%, 09/15/2022	20,922
63,000	2.80%, 05/18/2023	63,515
10,000	3.70%, 02/10/2045	10,429
	Mylan NV,
35,000	3.95%, 06/15/2026	35,284
24,000	5.25%, 06/15/2046	26,275
50,000	Mylan, Inc., 3.13%, 01/15/2023 (e)	49,299
150,000	Pfizer, Inc., 3.00%, 12/15/2026	150,861
83,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	81,582
	Teva Pharmaceutical Finance Netherlands III BV, (Israel),
223,000	2.80%, 07/21/2023	193,174
30,000	3.15%, 10/01/2026	24,637
10,000	4.10%, 10/01/2046	7,584

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
9,000	Zoetis, Inc., 4.70%, 02/01/2043	10,053

		1,297,454

	Total Health Care	4,047,636

	Industrials — 1.4%
	Aerospace & Defense — 0.3%
32,000	Airbus Group Finance BV, (France), 2.70%, 04/17/2023 (e)	31,970
164,000	Airbus SE, (France), 3.15%, 04/10/2027 (e)	164,471
45,000	BAE Systems Holdings, Inc., (United Kingdom), 3.80%, 10/07/2024 (e)	46,803
51,000	BAE Systems plc, (United Kingdom), 5.80%, 10/11/2041 (e)	63,624
	Lockheed Martin Corp.,
60,000	4.09%, 09/15/2052	62,743
100,000	4.50%, 05/15/2036	112,051
	Northrop Grumman Corp.,
76,000	3.20%, 02/01/2027	76,263
50,000	3.25%, 01/15/2028	50,057
45,000	Precision Castparts Corp., 3.25%, 06/15/2025	45,986
28,000	Rockwell Collins, Inc., 3.20%, 03/15/2024	28,209
	Textron, Inc.,
57,000	3.65%, 03/15/2027	57,913
50,000	4.30%, 03/01/2024	52,865
25,000	United Technologies Corp., 4.15%, 05/15/2045	26,607

		819,562

	Air Freight & Logistics — 0.1%
	FedEx Corp.,
66,000	3.90%, 02/01/2035	67,002
50,000	4.10%, 04/15/2043	51,034
35,000	United Parcel Service of America, Inc., 8.38%, 04/01/2020	39,632

		157,668

	Building Products — 0.0% (g)
	Johnson Controls International plc,
26,000	3.90%, 02/14/2026	27,197
30,000	5.70%, 03/01/2041	35,354
27,000	SUB, 4.95%, 07/02/2064	29,710

		92,261

	Commercial Services & Supplies — 0.0% (g)
70,000	Brambles USA, Inc., (Australia), 4.13%, 10/23/2025 (e)	72,578

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Commercial Services & Supplies — continued
	Republic Services, Inc.,
21,000	2.90%, 07/01/2026	20,557
21,000	3.55%, 06/01/2022	21,646

		114,781

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., (Switzerland), 2.88%, 05/08/2022	23,382
44,000	Fluor Corp., 3.38%, 09/15/2021	44,976

		68,358

	Industrial Conglomerates — 0.1%
	General Electric Co.,
88,000	5.50%, 01/08/2020	93,432
100,000	5.88%, 01/14/2038	129,226
150,000	Honeywell International, Inc., 2.50%, 11/01/2026	145,039
56,000	Pentair Finance SARL, (United Kingdom), 2.90%, 09/15/2018	56,220

		423,917

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 4.88%, 09/15/2041	96,206
	Parker-Hannifin Corp.,
21,000	4.10%, 03/01/2047	22,552
30,000	4.45%, 11/21/2044	33,466
25,000	5.50%, 05/15/2018	25,330

		177,554

	Road & Rail — 0.6%
	Burlington Northern Santa Fe LLC,
50,000	3.00%, 03/15/2023	50,931
25,000	3.60%, 09/01/2020	25,772
25,000	4.38%, 09/01/2042	27,900
40,000	4.40%, 03/15/2042	44,899
35,000	4.70%, 09/01/2045	40,968
77,000	5.15%, 09/01/2043	95,125
126,000	5.40%, 06/01/2041	158,464
85,000	5.75%, 05/01/2040	110,673
	Canadian Pacific Railway Co., (Canada),
35,000	4.50%, 01/15/2022	37,268
137,000	6.13%, 09/15/2115	182,700
	CSX Corp.,
33,000	4.25%, 06/01/2021	34,666
50,000	5.50%, 04/15/2041	61,743
	ERAC USA Finance LLC,
50,000	2.60%, 12/01/2021 (e)	49,354

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
45,000	4.50%, 08/16/2021 (e)	47,457
12,000	5.63%, 03/15/2042 (e)	14,158
160,000	7.00%, 10/15/2037 (e)	213,818
70,000	JB Hunt Transport Services, Inc., 3.85%, 03/15/2024	72,198
	Norfolk Southern Corp.,
70,000	3.95%, 10/01/2042	71,656
40,000	4.05%, 08/15/2052 (e)	41,415
	Penske Truck Leasing Co. LP,
27,000	2.88%, 07/17/2018 (e)	27,116
25,000	3.40%, 11/15/2026 (e)	24,678
75,000	4.20%, 04/01/2027 (e)	77,938
100,000	Ryder System, Inc., 2.25%, 09/01/2021	98,442
70,000	Union Pacific Corp., 4.10%, 09/15/2067	72,943

		1,682,282

	Trading Companies & Distributors — 0.2%
	Air Lease Corp.,
48,000	3.00%, 09/15/2023	47,620
50,000	3.63%, 12/01/2027	49,963
35,000	3.88%, 04/01/2021	36,249
100,000	Aviation Capital Group LLC, 2.88%, 01/20/2022 (e)	99,906
	International Lease Finance Corp.,
150,000	5.88%, 08/15/2022	166,160
70,000	8.63%, 01/15/2022	84,294
77,000	WW Grainger, Inc., 4.60%, 06/15/2045	84,208

		568,400

	Total Industrials	4,104,783

	Information Technology — 1.8%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
50,000	1.85%, 09/20/2021	49,065
56,000	3.00%, 06/15/2022	57,076
75,000	5.90%, 02/15/2039	102,463
	Harris Corp.,
60,000	3.83%, 04/27/2025	62,166
50,000	4.85%, 04/27/2035	55,843

		326,613

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
13,000	3.00%, 03/01/2018	13,016
44,000	3.25%, 09/08/2024	43,105
22,000	3.88%, 01/12/2028	21,928

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electronic Equipment, Instruments & Components — continued
8,000	4.50%, 03/01/2023	8,414

		86,463

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
50,000	2.60%, 07/15/2022	49,543
70,000	3.45%, 08/01/2024	71,126

		120,669

	IT Services — 0.2%
34,000	DXC Technology Co., 4.25%, 04/15/2024	35,408
50,000	Enterprise Services LLC, 7.45%, 10/15/2029	62,124
	International Business Machines Corp.,
174,000	2.25%, 02/19/2021	173,478
50,000	6.22%, 08/01/2027	62,347
	Western Union Co. (The),
100,000	3.60%, 03/15/2022	101,223
30,000	6.20%, 06/21/2040	32,263

		466,843

	Semiconductors & Semiconductor Equipment — 0.2%
64,000	Analog Devices, Inc., 4.50%, 12/05/2036	68,943
	Broadcom Corp.,
120,000	3.63%, 01/15/2024 (e)	119,302
140,000	3.88%, 01/15/2027 (e)	137,728
	Intel Corp.,
49,000	3.70%, 07/29/2025	51,767
26,000	3.73%, 12/08/2047 (e)	26,972
60,000	4.00%, 12/15/2032	65,996
38,000	4.10%, 05/19/2046	41,864
	QUALCOMM, Inc.,
10,000	2.60%, 01/30/2023	9,753
75,000	3.25%, 05/20/2027	73,208

		595,533

	Software — 0.7%
	Microsoft Corp.,
125,000	2.00%, 08/08/2023	121,407
30,000	2.38%, 02/12/2022	29,948
53,000	2.38%, 05/01/2023	52,546
160,000	2.65%, 11/03/2022	161,150
90,000	2.88%, 02/06/2024	91,284
125,000	3.45%, 08/08/2036	128,777
68,000	3.50%, 02/12/2035	70,702
48,000	3.95%, 08/08/2056	51,177

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Software — continued
19,000	4.00%, 02/12/2055	20,304
119,000	4.50%, 02/06/2057	140,755
	Oracle Corp.,
101,000	2.40%, 09/15/2023	99,721
52,000	2.50%, 05/15/2022	52,076
100,000	3.85%, 07/15/2036	105,598
200,000	3.90%, 05/15/2035	211,712
449,000	4.30%, 07/08/2034	498,667
50,000	5.75%, 04/15/2018	50,572
101,000	VMware, Inc., 2.95%, 08/21/2022	100,704

		1,987,100

	Technology Hardware, Storage & Peripherals — 0.6%
	Apple, Inc.,
69,000	(ICE LIBOR USD 3 Month + 0.25%), 1.63%, 05/03/2018 (aa)	69,041
181,000	2.15%, 02/09/2022	178,625
142,000	2.40%, 05/03/2023	140,517
74,000	2.45%, 08/04/2026	70,905
150,000	2.75%, 01/13/2025	148,659
126,000	2.85%, 05/06/2021	128,009
117,000	3.00%, 02/09/2024	118,461
56,000	3.00%, 06/20/2027	55,738
32,000	3.20%, 05/13/2025	32,638
57,000	3.20%, 05/11/2027	57,707
31,000	3.45%, 02/09/2045	30,225
140,000	3.75%, 09/12/2047	143,330
117,000	3.85%, 08/04/2046	121,816
43,000	4.50%, 02/23/2036	49,256
135,000	Dell International LLC, 6.02%, 06/15/2026 (e)	148,818
25,000	Dell, Inc., 7.10%, 04/15/2028	28,125
	HP, Inc.,
24,000	4.30%, 06/01/2021	25,160
20,000	4.65%, 12/09/2021	21,256
26,000	6.00%, 09/15/2041	27,782

		1,596,068

	Total Information Technology	5,179,289

	Materials — 0.7%
	Chemicals — 0.4%
	Agrium, Inc., (Canada),
22,000	3.38%, 03/15/2025	22,097
130,000	4.13%, 03/15/2035	134,211
38,000	5.25%, 01/15/2045	44,175
38,000	CF Industries, Inc., 7.13%, 05/01/2020	41,382

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
45,000	Chevron Phillips Chemical Co. LLC, 3.40%, 12/01/2026 (e)	46,139
30,000	Dow Chemical Co. (The), 4.25%, 10/01/2034	31,511
	Ecolab, Inc.,
90,000	3.25%, 01/14/2023	92,008
34,000	3.25%, 12/01/2027 (e)	34,008
25,000	EI du Pont de Nemours & Co., 4.90%, 01/15/2041	28,538
9,000	Monsanto Co., 4.70%, 07/15/2064	9,382
	Mosaic Co. (The),
95,000	4.25%, 11/15/2023	98,359
8,000	4.88%, 11/15/2041	7,950
36,000	5.45%, 11/15/2033	39,183
22,000	5.63%, 11/15/2043	23,686
70,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.00%, 12/15/2026	72,806
	PPG Industries, Inc.,
14,000	5.50%, 11/15/2040	17,128
50,000	9.00%, 05/01/2021	59,360
16,000	Praxair, Inc., 2.65%, 02/05/2025	15,827
29,000	Sherwin-Williams Co. (The), 3.13%, 06/01/2024	29,154
	Union Carbide Corp.,
100,000	7.50%, 06/01/2025	124,320
80,000	7.75%, 10/01/2096	110,601
36,000	Westlake Chemical Corp., 4.38%, 11/15/2047	37,352

		1,119,177

	Construction Materials — 0.0% (g)
52,000	Martin Marietta Materials, Inc., 3.45%, 06/01/2027	51,243

	Containers & Packaging — 0.1%
	International Paper Co.,
57,000	3.00%, 02/15/2027	55,248
40,000	7.30%, 11/15/2039	56,308
80,000	WestRock Co., 3.00%, 09/15/2024 (e)	79,272

		190,828

	Metals & Mining — 0.2%
	Nucor Corp.,
213,000	4.00%, 08/01/2023	222,996
30,000	6.40%, 12/01/2037	40,137
80,000	Vale Canada Ltd., (Brazil), 7.20%, 09/15/2032	90,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
	Vale Overseas Ltd., (Brazil),
38,000	6.25%, 08/10/2026	43,975
140,000	6.88%, 11/21/2036	171,675

		569,583

	Total Materials	1,930,831

	Real Estate — 1.1%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
	American Tower Corp.,
44,000	3.38%, 10/15/2026	43,217
87,000	3.50%, 01/31/2023	88,945
71,000	5.00%, 02/15/2024	77,756
30,000	5.90%, 11/01/2021	33,181
80,000	American Tower Trust #1, 3.07%, 03/15/2023 (e)	80,884
	AvalonBay Communities, Inc.,
50,000	2.85%, 03/15/2023	49,880
50,000	3.50%, 11/15/2024	51,415
32,000	3.90%, 10/15/2046	32,002
	Boston Properties LP,
30,000	2.75%, 10/01/2026	28,293
30,000	3.13%, 09/01/2023	30,232
61,000	3.20%, 01/15/2025	60,791
67,000	3.65%, 02/01/2026	68,047
50,000	Brixmor Operating Partnership LP, 3.85%, 02/01/2025	49,922
	Crown Castle International Corp.,
24,000	4.00%, 03/01/2027	24,531
88,000	4.88%, 04/15/2022	94,357
60,000	5.25%, 01/15/2023	65,688
70,000	DDR Corp., 3.63%, 02/01/2025	68,839
31,000	Digital Realty Trust LP, 3.70%, 08/15/2027	31,216
18,000	Duke Realty LP, 3.25%, 06/30/2026	17,835
54,000	EPR Properties, 4.50%, 06/01/2027	54,292
75,000	Equity Commonwealth, 5.88%, 09/15/2020	79,227
	ERP Operating LP,
46,000	2.85%, 11/01/2026	44,611
50,000	3.00%, 04/15/2023	50,581
79,000	GAIF Bond Issuer Pty. Ltd., (Australia), 3.40%, 09/30/2026 (e)	77,437
43,000	Goodman US Finance Three LLC, (Australia), 3.70%, 03/15/2028 (e)	42,656
78,000	Government Properties Income Trust, 4.00%, 07/15/2022	78,462
115,000	HCP, Inc., 3.88%, 08/15/2024	117,684

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Equity Real Estate Investment Trusts (REITs) — continued
	Kimco Realty Corp.,
67,000	2.70%, 03/01/2024	64,858
100,000	3.80%, 04/01/2027	100,971
19,000	Liberty Property LP, 3.25%, 10/01/2026	18,694
58,000	National Retail Properties, Inc., 3.60%, 12/15/2026	57,495
24,000	Prologis LP, 3.75%, 11/01/2025	25,156
	Realty Income Corp.,
57,000	3.00%, 01/15/2027	54,528
20,000	3.88%, 07/15/2024	20,631
38,000	4.65%, 03/15/2047	41,648
170,000	Scentre Group Trust 1, (Australia), 3.50%, 02/12/2025 (e)	170,879
	Simon Property Group LP,
119,000	2.50%, 07/15/2021	119,292
70,000	4.38%, 03/01/2021	73,868
28,000	UDR, Inc., 2.95%, 09/01/2026	26,903
	Ventas Realty LP,
9,000	3.50%, 02/01/2025	9,065
74,000	3.75%, 05/01/2024	75,964
49,000	3.85%, 04/01/2027	49,888
34,000	4.13%, 01/15/2026	35,477
170,000	VEREIT Operating Partnership LP, 4.60%, 02/06/2024	177,734
60,000	Vornado Realty LP, 3.50%, 01/15/2025	59,838
	Welltower, Inc.,
50,000	3.75%, 03/15/2023	51,806
70,000	4.00%, 06/01/2025	72,367
37,000	4.50%, 01/15/2024	39,530
110,000	WP Carey, Inc., 4.60%, 04/01/2024	114,890

		3,003,463

	Real Estate Management & Development — 0.1%
200,000	Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada), 3.13%, 03/20/2022 (e)	202,644

	Total Real Estate	3,206,107

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
110,000	3.40%, 05/15/2025	108,121
40,000	3.95%, 01/15/2025	40,946
133,000	4.10%, 02/15/2028 (e)	133,400
117,000	4.13%, 02/17/2026	119,645
238,000	4.30%, 02/15/2030 (e)	237,945
4,000	4.30%, 12/15/2042	3,755

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
51,000	4.45%, 04/01/2024	53,938
5,000	4.50%, 05/15/2035	4,967
26,000	4.75%, 05/15/2046	25,407
230,000	4.90%, 08/14/2037	233,215
105,000	5.15%, 11/15/2046 (e)	107,224
100,000	5.25%, 03/01/2037	105,692
228,000	5.35%, 09/01/2040	240,429
50,000	5.50%, 02/01/2018	50,143
50,000	5.80%, 02/15/2019	51,883
125,000	6.00%, 08/15/2040	141,360
50,000	Centel Capital Corp., 9.00%, 10/15/2019	53,760
70,000	Deutsche Telekom International Finance BV, (Germany), 8.75%, 06/15/2030	103,539
	Telefonica Emisiones SAU, (Spain),
150,000	4.57%, 04/27/2023	162,203
25,000	5.13%, 04/27/2020	26,463
19,000	5.46%, 02/16/2021	20,551
50,000	7.05%, 06/20/2036	67,038
	Verizon Communications, Inc.,
69,000	2.95%, 03/15/2022	69,412
89,000	3.38%, 02/15/2025 (e)	89,315
53,000	3.45%, 03/15/2021	54,610
20,000	4.27%, 01/15/2036	19,882
409,000	4.40%, 11/01/2034	416,518
125,000	4.50%, 08/10/2033	131,022
81,000	4.67%, 03/15/2055	78,126
218,000	4.81%, 03/15/2039	227,903
38,000	5.01%, 08/21/2054	38,731
69,000	5.25%, 03/16/2037	75,826

		3,292,969

	Wireless Telecommunication Services — 0.1%
42,000	Crown Castle Towers LLC, 3.22%, 05/15/2022 (e)	42,421
	Rogers Communications, Inc., (Canada),
50,000	6.80%, 08/15/2018	51,467
25,000	8.75%, 05/01/2032	35,506
187,500	Sprint Spectrum Co. LLC, 3.36%, 09/20/2021 (e)	188,672
75,000	Vodafone Group plc, (United Kingdom), 1.50%, 02/19/2018	74,944

		393,010

	Total Telecommunication Services	3,685,979

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Utilities — 2.2%
	Electric Utilities — 1.5%
62,000	Alabama Power Co., 6.13%, 05/15/2038	81,423
9,000	Arizona Public Service Co., 4.50%, 04/01/2042	10,147
72,000	Avangrid, Inc., 3.15%, 12/01/2024	71,607
47,000	Baltimore Gas & Electric Co., 3.50%, 08/15/2046	46,004
200,000	China Southern Power Grid International Finance BVI Co. Ltd., (China), 3.50%, 05/08/2027 (e)	199,752
95,000	Cleveland Electric Illuminating Co. (The), 3.50%, 04/01/2028 (e)	95,074
30,000	Commonwealth Edison Co., 3.65%, 06/15/2046	30,273
	Duke Energy Carolinas LLC,
100,000	2.95%, 12/01/2026	99,221
39,000	4.30%, 06/15/2020	40,846
75,000	5.10%, 04/15/2018	75,697
	Duke Energy Indiana LLC,
60,000	3.75%, 05/15/2046	61,486
60,000	6.35%, 08/15/2038	82,346
46,000	Duke Energy Ohio, Inc., 3.70%, 06/15/2046	46,723
	Duke Energy Progress LLC,
54,000	3.70%, 10/15/2046	55,099
25,000	5.30%, 01/15/2019	25,804
	Electricite de France SA, (France),
40,000	2.15%, 01/22/2019 (e)	40,002
75,000	6.00%, 01/22/2114 (e)	83,742
220,000	Enel Finance International NV, (Italy), 3.63%, 05/25/2027 (e)	218,518
22,000	Entergy Arkansas, Inc., 3.50%, 04/01/2026	22,696
21,000	Entergy Corp., 2.95%, 09/01/2026	20,426
	Entergy Louisiana LLC,
59,000	2.40%, 10/01/2026	55,835
38,000	3.05%, 06/01/2031	36,800
33,000	Entergy Mississippi, Inc., 2.85%, 06/01/2028	31,941
	FirstEnergy Corp.,
27,000	Series B, 3.90%, 07/15/2027	27,658
26,000	Series C, 4.85%, 07/15/2047	28,989
	Florida Power & Light Co.,
50,000	5.40%, 09/01/2035	61,467
30,000	5.95%, 02/01/2038	40,071
200,000	Fortis, Inc., (Canada), 3.06%, 10/04/2026	193,055
18,000	Great Plains Energy, Inc., 4.85%, 06/01/2021	19,063

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
100,000	Hydro-Quebec, (Canada), Series IO, 8.05%, 07/07/2024	129,193
100,000	ITC Holdings Corp., 2.70%, 11/15/2022 (e)	99,805
30,000	Jersey Central Power & Light Co., 6.15%, 06/01/2037	37,147
	Kansas City Power & Light Co.,
24,000	3.15%, 03/15/2023	24,106
50,000	5.30%, 10/01/2041	59,142
56,000	Massachusetts Electric Co., 4.00%, 08/15/2046 (e)	59,408
	MidAmerican Energy Co.,
93,000	3.10%, 05/01/2027	93,446
59,000	3.50%, 10/15/2024	61,550
45,000	New England Power Co., (United Kingdom), 3.80%, 12/05/2047 (e)	45,961
27,000	NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	27,496
	Niagara Mohawk Power Corp.,
19,000	3.51%, 10/01/2024 (e)	19,662
40,000	4.88%, 08/15/2019 (e)	41,519
65,000	Northern States Power Co., 6.25%, 06/01/2036	87,728
50,000	NSTAR Electric Co., 2.70%, 06/01/2026	48,268
40,000	Ohio Power Co., 6.05%, 05/01/2018	40,507
	Oncor Electric Delivery Co. LLC,
30,000	6.80%, 09/01/2018	30,899
25,000	7.00%, 09/01/2022	29,537
	Pacific Gas & Electric Co.,
43,000	2.95%, 03/01/2026	41,853
16,000	3.50%, 06/15/2025	16,353
24,000	4.50%, 12/15/2041	25,628
100,000	6.05%, 03/01/2034	125,967
19,000	Pennsylvania Electric Co., 3.25%, 03/15/2028 (e)	18,689
75,000	Potomac Electric Power Co., 6.50%, 11/15/2037	103,821
	PPL Capital Funding, Inc.,
30,000	3.40%, 06/01/2023	30,601
51,000	4.00%, 09/15/2047	52,354
35,000	Progress Energy, Inc., 4.40%, 01/15/2021	36,686
18,000	Public Service Co. of Colorado, 3.20%, 11/15/2020	18,381
175,000	Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/2037	237,191
	Public Service Electric & Gas Co.,
83,000	3.00%, 05/15/2025	83,185
28,000	5.38%, 11/01/2039	35,129

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
30,000	South Carolina Electric & Gas Co., 6.05%, 01/15/2038	37,470
	Southern California Edison Co.,
12,214	1.85%, 02/01/2022	12,095
53,000	Series C, 3.50%, 10/01/2023	54,879
80,000	Series 05-B, 5.55%, 01/15/2036	98,562
200,000	State Grid Overseas Investment 2013 Ltd., (China), 1.75%, 05/22/2018 (e)	199,462
50,000	Toledo Edison Co. (The), 6.15%, 05/15/2037	64,397
36,000	Union Electric Co., 2.95%, 06/15/2027	35,653
	Virginia Electric & Power Co.,
120,000	5.40%, 04/30/2018	121,357
70,000	6.35%, 11/30/2037	96,429
	Xcel Energy, Inc.,
74,000	3.30%, 06/01/2025	74,988
20,000	6.50%, 07/01/2036	27,000

		4,485,269

	Gas Utilities — 0.1%
	Atmos Energy Corp.,
50,000	3.00%, 06/15/2027	49,735
50,000	4.13%, 10/15/2044	54,550
22,000	Boston Gas Co., 4.49%, 02/15/2042 (e)	24,635
25,000	CenterPoint Energy Resources Corp., 4.50%, 01/15/2021	26,145
49,000	Dominion Energy Gas Holdings LLC, 2.80%, 11/15/2020	49,373
	Southern Natural Gas Co. LLC,
26,000	4.80%, 03/15/2047 (e)	28,566
53,000	8.00%, 03/01/2032	71,830
44,000	Southwest Gas Corp., 3.80%, 09/29/2046	44,162

		348,996

	Independent Power and Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
15,000	2.95%, 01/15/2020	15,152
35,000	3.40%, 03/15/2022	35,584
38,000	4.25%, 06/15/2022	39,868
29,000	5.75%, 10/01/2041	31,756
100,000	6.25%, 10/01/2039	116,899
37,000	PSEG Power LLC, 4.15%, 09/15/2021	38,583
50,000	Southern Power Co., 5.15%, 09/15/2041	55,566
25,000	Tri-State Generation & Transmission Association, Inc., 4.25%, 06/01/2046	25,622

		359,030

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.4%
	CMS Energy Corp.,
47,000	2.95%, 02/15/2027	45,347
110,000	3.88%, 03/01/2024	115,052
	Consolidated Edison Co. of New York, Inc.,
38,000	5.70%, 06/15/2040	49,417
108,000	Series C, 4.30%, 12/01/2056	117,719
19,000	Consumers Energy Co., 3.25%, 08/15/2046	18,226
50,000	Delmarva Power & Light Co., 4.15%, 05/15/2045	54,680
60,000	Dominion Energy, Inc., Series B, 2.75%, 01/15/2022	59,889
30,000	DTE Energy Co., Series B, 3.30%, 06/15/2022	30,434
50,000	New York State Electric & Gas Corp., 3.25%, 12/01/2026 (e)	50,396
130,000	NiSource Finance Corp., 6.25%, 12/15/2040	168,112
70,000	San Diego Gas & Electric Co., 5.35%, 05/15/2035	85,008
	Sempra Energy,
47,000	3.55%, 06/15/2024	48,158
62,000	4.05%, 12/01/2023	64,842
	Southern Co. Gas Capital Corp.,
19,000	2.45%, 10/01/2023	18,385
17,000	3.25%, 06/15/2026	16,869
37,000	3.50%, 09/15/2021	37,838
21,000	3.95%, 10/01/2046	20,831
42,000	4.40%, 06/01/2043	44,637
96,000	5.88%, 03/15/2041	119,038
43,000	WEC Energy Group, Inc., 3.55%, 06/15/2025	43,953

		1,208,831

	Water Utilities — 0.1%
	American Water Capital Corp.,
34,000	3.40%, 03/01/2025	35,029
52,000	4.00%, 12/01/2046	55,460

		90,489

	Total Utilities	6,492,615

	Total Corporate Bonds (Cost $69,958,790)	71,879,716

Foreign Government Securities — 0.3%
100,000	Republic of Colombia, (Colombia), 7.38%, 09/18/2037	134,650
7,000	Republic of Peru, (Peru), 5.63%, 11/18/2050	9,030

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — continued
50,000	Republic of Poland, (Poland), 4.00%, 01/22/2024	53,313
	United Mexican States, (Mexico),
200,000	3.60%, 01/30/2025	201,950
204,000	3.63%, 03/15/2022	210,987
58,000	4.00%, 10/02/2023	60,508
200,000	4.13%, 01/21/2026	207,950
58,000	4.35%, 01/15/2047	55,347
48,000	5.55%, 01/21/2045	54,060

	Total Foreign Government Securities (Cost $971,108)	987,795

Mortgage-Backed Securities — 14.6%
	FHLMC,
34,426	ARM, 3.11%, 01/01/2027 (z)	35,791
12,454	ARM, 3.22%, 04/01/2030 (z)	13,056
44,654	ARM, 3.30%, 03/01/2035 (z)	46,587
21,335	ARM, 3.44%, 01/01/2037 (z)	22,407
38,286	ARM, 3.50%, 04/01/2034 (z)	40,172
	FHLMC Gold Pools, 15 Year, Single Family,
672	4.50%, 08/01/2018	682
208	6.50%, 02/01/2019	209
7,882	FHLMC Gold Pools, 20 Year, Single Family, 6.00%, 12/01/2022	8,806
	FHLMC Gold Pools, 30 Year, Single Family,
322,385	4.50%, 05/01/2047	342,772
45,805	5.50%, 10/01/2033	51,846
90,025	6.00%, 04/01/2026 - 02/01/2039	100,743
83,493	6.50%, 02/01/2029 - 11/01/2034	93,480
46,765	7.00%, 04/01/2035	53,498
2,497	8.50%, 07/01/2028	2,867
	FHLMC Gold Pools, Other,
1,278,581	3.50%, 04/01/2033 - 06/01/2042	1,325,338
623,080	4.00%, 06/01/2042 - 01/01/2046	659,015
37,754	7.00%, 07/01/2029	40,827
	FHLMC, 30 Year, Single Family,
2,071	10.00%, 01/01/2020 - 09/01/2020	2,089
	FNMA,
489,000	ARM, 2.03%, 12/01/2025 (z)	488,677
38	ARM, 2.61%, 03/01/2019 (z)	38
140,014	ARM, 2.97%, 01/01/2035 (z)	144,911
40,943	ARM, 3.14%, 04/01/2033 (z)	43,203
56,242	ARM, 3.15%, 08/01/2034 (z)	59,124
27,884	ARM, 3.19%, 07/01/2033 (z)	29,417
44,585	ARM, 3.36%, 01/01/2034 (z)	46,838
44,923	ARM, 3.36%, 10/01/2034 (z)	47,501
38,651	ARM, 3.43%, 05/01/2035 (z)	40,492

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,016	ARM, 3.99%, 03/01/2029 (z)	1,049
1,100,000	2.93%, 10/01/2029	1,092,099
1,400,000	2.99%, 08/01/2029	1,398,957
900,000	3.04%, 07/01/2029	903,704
2,980,258	3.06%, 07/01/2029	3,018,936
1,500,000	3.20%, 06/01/2029	1,534,227
1,500,000	3.28%, 02/01/2029	1,545,260
	FNMA, 15 Year, Single Family,
7,116	3.50%, 05/01/2019	7,348
28,900	4.50%, 03/01/2023 - 05/01/2023	30,102
293	5.00%, 06/01/2018	299
9,564	5.50%, 04/01/2022	9,628
9,326	6.00%, 03/01/2018 - 09/01/2022	9,552
5,464	6.50%, 08/01/2020	5,576
	FNMA, 20 Year, Single Family,
16,863	4.50%, 01/01/2025	17,955
122,790	5.00%, 11/01/2023	131,842
19,860	6.50%, 03/01/2019 - 12/01/2022	22,013
	FNMA, 30 Year, FHA/VA,
13,920	8.50%, 10/01/2026 - 06/01/2030	14,419
31,280	9.00%, 04/01/2025	34,286
	FNMA, 30 Year, Single Family,
147,159	3.00%, 09/01/2031	147,343
1,484,158	4.00%, 06/01/2047	1,577,076
12,203	4.50%, 04/01/2038 - 05/01/2039	12,993
37,584	5.00%, 09/01/2035	40,781
12,166	5.50%, 02/01/2038 - 06/01/2038	13,400
52,194	6.00%, 01/01/2029 - 03/01/2033	58,575
140,691	6.50%, 09/01/2025 - 11/01/2036	159,491
680	7.00%, 08/01/2032	691
9,369	7.50%, 03/01/2030	9,785
52,318	8.00%, 03/01/2027 - 11/01/2028	59,339
	FNMA, Other,
1,000,000	2.01%, 06/01/2020	993,725
274,738	2.34%, 12/01/2022	272,916
1,000,000	2.40%, 12/01/2022 - 02/01/2023	996,444
500,000	2.45%, 11/01/2022	499,487
500,000	2.50%, 04/01/2023	499,575
1,000,000	2.52%, 05/01/2023	997,762
500,000	2.57%, 08/01/2028	486,458
900,000	2.59%, 06/01/2028	878,690
500,000	2.63%, 03/01/2026	495,657
1,000,000	3.02%, 07/01/2023	1,025,776
650,000	3.03%, 04/01/2030	648,019
500,000	3.08%, 04/01/2030	502,136
1,000,000	3.10%, 09/01/2025	1,023,927

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
998,637	3.12%, 11/01/2026	1,006,851
2,500,000	3.21%, 03/01/2029	2,559,427
1,925,000	3.29%, 08/01/2026	1,989,943
1,000,000	3.34%, 02/01/2027	1,049,660
3,083,806	3.50%, 05/01/2043 - 10/01/2046	3,178,422
664,708	3.69%, 10/01/2029	701,829
300,000	3.77%, 12/01/2025	320,749
2,000,000	3.98%, 08/01/2025	2,163,199
1,129,442	4.00%, 07/01/2042 - 09/01/2042	1,191,126
69,735	5.50%, 09/01/2033 - 04/01/2038	76,637
20,321	6.00%, 09/01/2028	22,697
128,424	6.50%, 10/01/2035	138,721
	GNMA I, 30 Year, Single Family,
2,696,191	5.50%, 06/15/2038 - 09/15/2038	3,073,129
91,091	6.00%, 05/15/2037 - 10/15/2038	101,872
35,967	6.50%, 03/15/2028 - 12/15/2038	40,977
16,455	7.00%, 12/15/2025 - 06/15/2033	18,509
7,693	7.50%, 05/15/2023 - 09/15/2028	8,197
5,952	8.00%, 10/15/2027	6,488
1,138	9.00%, 11/15/2024	1,205
15,397	9.50%, 10/15/2024	16,367
178,267	GNMA II, ARM, 3.25%, 07/20/2034 - 09/20/2034 (z)	184,000
	GNMA II, 30 Year, Single Family,
1,421	7.50%, 12/20/2026	1,615
32,326	8.00%, 11/20/2026 - 01/20/2027	37,477
1,287	8.50%, 05/20/2025	1,393
147,120	GNMA II, Other, 3.75%, 12/20/2032	152,210

	Total Mortgage-Backed Securities (Cost $42,892,646)	42,960,384

Municipal Bonds — 0.1% (t)
	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.60%, 03/15/2040	38,302
130,000	Port Authority of New York & New Jersey, Consolidated, 164th Series, Series 164, Rev., 5.65%, 11/01/2040	167,589

		205,891

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.80%, 06/01/2111	110,517

	Total Municipal Bonds (Cost $256,174)	316,408

U.S. Government Agency Securities — 8.5%
30,000	FHLMC, 0.75%, 04/09/2018	29,945

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,000,000	Financing Corp. STRIPS, 16.06%, 11/02/2018 (n)	1,969,107
5,770,000	FNMA, 5.61%, 10/09/2019 (n)	5,556,450
630,000	FNMA STRIPS, 14.85%, 03/23/2028 (n)	467,216
	Resolution Funding Corp. STRIPS,
5,230,000	1.25%, 10/15/2019 (n)	5,049,163
65,000	1.41%, 01/15/2021 (n)	60,879
8,000,000	1.97%, 10/15/2020 (n)	7,538,113
15,000	2.72%, 10/15/2027 (n)	11,353
20,000	2.88%, 01/15/2026 (n)	16,232
4,100,000	12.55%, 07/15/2020 (n)	3,889,516
	Tennessee Valley Authority,
161,000	4.25%, 09/15/2065	190,107
33,000	4.63%, 09/15/2060	41,551
140,000	5.25%, 09/15/2039	188,694

	Total U.S. Government Agency Securities (Cost $24,306,412)	25,008,326

U.S. Treasury Obligations — 22.9%
	U.S. Treasury Bonds,
975,000	2.50%, 02/15/2045	928,444
1,920,000	2.88%, 05/15/2043	1,972,124
1,000,000	3.00%, 11/15/2045	1,049,049
280,000	3.50%, 02/15/2039	319,516
1,215,000	3.63%, 08/15/2043	1,416,588
240,000	3.75%, 11/15/2043	285,674
100,000	3.88%, 08/15/2040	120,372
105,000	4.25%, 05/15/2039	132,599
1,815,000	4.38%, 02/15/2038	2,318,271
1,415,000	4.38%, 11/15/2039	1,819,038
175,000	4.50%, 05/15/2038	227,259
450,000	5.00%, 05/15/2037	616,545
4,300,000	5.25%, 11/15/2028	5,453,020
50,000	6.25%, 05/15/2030	70,269
338,000	8.00%, 11/15/2021	411,769
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.50%, 01/15/2029	139,467
300,000	3.63%, 04/15/2028	600,697
170,000	U.S. Treasury Inflation Indexed Notes, 1.38%, 07/15/2018	196,621
	U.S. Treasury Notes,
200,000	0.75%, 02/15/2019	197,569
150,000	1.25%, 10/31/2018	149,399
125,000	1.25%, 11/30/2018	124,386
200,000	1.38%, 12/31/2018	199,110
400,000	1.50%, 08/31/2018	399,495
525,000	1.50%, 02/28/2023	506,525

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
1,000,000	1.60%, 11/15/2019	965,679
5,235,000	1.65%, 02/15/2020	5,028,695
120,000	1.74%, 05/15/2019	116,998
1,000,000	1.75%, 02/28/2022	984,616
150,000	1.75%, 09/30/2022	146,976
2,145,000	1.75%, 05/15/2023	2,091,772
100,000	2.00%, 10/31/2021	99,564
150,000	2.00%, 07/31/2022	148,842
200,000	2.13%, 08/31/2020	200,902
500,000	2.13%, 08/15/2021	500,689
300,000	2.13%, 12/31/2021	300,040
115,000	2.25%, 04/30/2021	115,755
200,000	2.63%, 11/15/2020	203,592
1,542,000	3.13%, 05/15/2019	1,568,284
600,000	3.13%, 05/15/2021	620,769
450,000	3.50%, 05/15/2020	466,399
650,000	3.63%, 02/15/2021	681,588
	U.S. Treasury STRIPS Bonds,
2,120,000	1.71%, 08/15/2020 (n)	2,013,288
370,000	1.75%, 02/15/2020 (n)	355,626
1,790,000	1.97%, 05/15/2021 (n)	1,668,782
1,800,000	2.07%, 08/15/2021 (n)	1,668,465
1,890,000	2.13%, 08/15/2023 (n)	1,658,232
5,228,000	2.32%, 05/15/2020 (n)	5,000,673
610,000	2.38%, 05/15/2019 (n)	594,860
500,000	2.39%, 11/15/2023 (n)	435,889
710,000	2.43%, 02/15/2021 (n)	667,189
2,420,000	2.55%, 05/15/2023 (n)	2,138,640
760,000	2.61%, 05/15/2022 (n)	691,051
970,000	2.63%, 02/15/2022 (n)	886,889
150,000	2.67%, 02/15/2018 (n)	149,782
2,200,000	2.71%, 05/15/2034 (n)	1,422,011
500,000	2.72%, 11/15/2022 (n)	448,713
140,000	2.83%, 05/15/2028 (n)	107,788
2,690,000	2.84%, 02/15/2023 (n)	2,392,574
300,000	2.91%, 08/15/2032 (n)	203,973
27,000	2.92%, 02/15/2028 (n)	20,908
200,000	2.94%, 08/15/2022 (n)	180,670
65,000	3.12%, 02/15/2035 (n)	41,092
250,000	3.13%, 08/15/2027 (n)	196,231
110,000	3.14%, 11/15/2024 (n)	93,200
760,000	3.15%, 11/15/2031 (n)	528,030
615,000	3.20%, 11/15/2021 (n)	566,248
50,000	3.21%, 11/15/2034 (n)	31,808
23,000	3.32%, 08/15/2026 (n)	18,569
280,000	3.41%, 08/15/2019 (n)	271,481

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,250,000	3.42%, 05/15/2032 (n)	1,542,390
250,000	3.43%, 05/15/2035 (n)	157,013
250,000	3.47%, 11/15/2026 (n)	200,227
50,000	3.52%, 02/15/2025 (n)	42,032
700,000	3.55%, 02/15/2027 (n)	557,943
350,000	3.55%, 02/15/2032 (n)	241,405
400,000	3.57%, 02/15/2033 (n)	268,518
775,000	3.65%, 02/15/2034 (n)	504,570
1,175,000	3.71%, 05/15/2033 (n)	782,567
300,000	3.72%, 08/15/2030 (n)	216,555
200,000	3.73%, 11/15/2029 (n)	147,532
275,000	3.73%, 05/15/2031 (n)	194,038
300,000	3.74%, 08/15/2029 (n)	222,680
300,000	3.79%, 11/15/2030 (n)	215,107
710,000	3.81%, 11/15/2027 (n)	552,957
658,000	3.86%, 02/15/2029 (n)	494,833
800,000	4.02%, 11/15/2032 (n)	540,014
550,000	4.07%, 02/15/2031 (n)	390,414
1,025,000	4.13%, 11/15/2033 (n)	673,022
300,000	4.49%, 05/15/2030 (n)	218,539
100,000	4.78%, 05/15/2026 (n)	81,333
975,000	4.95%, 02/15/2030 (n)	713,720
100,000	5.84%, 08/15/2033 (n)	66,036
100,000	6.62%, 11/15/2028 (n)	75,821
125,000	6.67%, 05/15/2027 (n)	98,987
50,000	6.72%, 08/15/2028 (n)	38,135

	Total U.S. Treasury Obligations (Cost $66,391,872)	67,584,016

SHARES
Short-Term Investment — 3.3%
	Investment Company — 3.3%
9,643,097	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.40% (b) (l) (Cost $9,644,641)	9,644,061

	Total Investments — 99.5% (Cost $287,880,236)	293,063,121
	Other Assets in Excess of Liabilities — 0.5%	1,601,107

	NET ASSETS — 100.0%	$294,664,228

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2017.
CSMC	— Credit Suisse Mortgage Trust
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	— Intercontinental Exchange
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2017. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	— London Interbank Offered Rate
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2017.
USD	— United States Dollar
VA	— Veterans Administration

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2017.
(n)	— The rate shown is the effective yield as of December 31, 2017.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$283,419,060
Investments in affiliates, at value	9,644,061
Cash	21,942
Receivables:
Investment securities sold	2,238
Portfolio shares sold	630,915
Interest from non-affiliates	1,263,411
Dividends from affiliates	11,118

Total Assets	294,992,745

LIABILITIES:
Payables:
Portfolio shares redeemed	103,100
Accrued liabilities:
Investment advisory fees	83,739
Administration fees	18,002
Distribution fees	25,566
Custodian and accounting fees	29,104
Trustees’ and Chief Compliance Officer’s fees	99
Audit fees	48,149
Printing & Postage fees	19,259
Other	1,499

Total Liabilities	328,517

Net Assets	$294,664,228

NET ASSETS:
Paid-in-Capital	$282,359,813
Accumulated undistributed net investment income	6,629,591
Accumulated net realized gains (losses)	491,939
Net unrealized appreciation (depreciation)	5,182,885

Total Net Assets	$294,664,228

Net Assets:
Class 1	$171,382,596
Class 2	123,281,632

Total	$294,664,228

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,667,848
Class 2	11,394,180

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.94
Class 2	10.82

Cost of investments in non-affiliates	$278,235,595
Cost of investments in affiliates	9,644,641

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$8,689,569
Dividend income from affiliates	61,631

Total investment income	8,751,200

EXPENSES:
Investment advisory fees	1,082,985
Administration fees	220,792
Distribution fees — Class 2	240,330
Custodian and accounting fees	181,918
Professional fees	97,261
Trustees’ and Chief Compliance Officer’s fees	26,463
Printing and mailing costs	56,022
Transfer agency fees — Class 1	3,157
Transfer agency fees — Class 2	903
Other	23,715

Total expenses	1,933,546

Less fees waived	(145,050)
Less expense reimbursements	(1,541)

Net expenses	1,786,955

Net investment income (loss)	6,964,245

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	493,386
Investments in affiliates	(1,338)

Net realized gain (loss)	492,048

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,597,062
Investments in affiliates	(580)

Change in net unrealized appreciation/depreciation	1,596,482

Net realized/unrealized gains (losses)	2,088,530

Change in net assets resulting from operations	$9,052,775

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,964,245	$6,677,471
Net realized gain (loss)	492,048	1,652,618
Change in net unrealized appreciation/depreciation	1,596,482	(3,742,947)

Change in net assets resulting from operations	9,052,775	4,587,142

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(4,505,586)	(4,769,944)
Class 2
From net investment income	(2,166,547)	(1,806,180)

Total distributions to shareholders	(6,672,133)	(6,576,124)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	41,777,773	14,954,188

NET ASSETS:
Change in net assets	44,158,415	12,965,206
Beginning of period	250,505,813	237,540,607

End of period	$294,664,228	$250,505,813

Accumulated undistributed net investment income	$6,629,591	$6,337,479

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$22,714,827	$29,557,461
Distributions reinvested	4,505,586	4,769,944
Cost of shares redeemed	(34,060,959)	(35,252,533)

Change in net assets resulting from Class 1 capital transactions	$(6,840,546)	$(925,128)

Class 2
Proceeds from shares issued	$67,288,642	$35,923,015
Distributions reinvested	2,166,547	1,806,180
Cost of shares redeemed	(20,836,870)	(21,849,879)

Change in net assets resulting from Class 2 capital transactions	$48,618,319	$15,879,316

Total change in net assets resulting from capital transactions	$41,777,773	$14,954,188

SHARE TRANSACTIONS:
Class 1
Issued	2,081,814	2,668,220
Reinvested	417,571	436,808
Redeemed	(3,120,491)	(3,180,281)

Change in Class 1 Shares	(621,106)	(75,253)

Class 2
Issued	6,231,833	3,264,283
Reinvested	202,670	166,776
Redeemed	(1,931,490)	(1,997,931)

Change in Class 2 Shares	4,503,013	1,433,128

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Year Ended December 31, 2017	$10.84	$0.29	$0.09	$0.38	$(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23	(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13	(0.41)
Year Ended December 31, 2014	11.09	0.38	0.16	0.54	(0.44)
Year Ended December 31, 2013	11.78	0.44	(0.60)	(0.16)	(0.53)

Class 2
Year Ended December 31, 2017	10.73	0.26	0.09	0.35	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10	(0.39)
Year Ended December 31, 2014	11.01	0.35	0.16	0.51	(0.42)
Year Ended December 31, 2013	11.72	0.40	(0.59)	(0.19)	(0.52)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.94	3.57%	$171,382,596	0.57%	2.66%	0.63%	21%
10.84	2.12	176,565,657	0.59	2.73	0.64	29
10.91	1.12	178,547,019	0.59	3.08	0.61	20
11.19	4.92	152,618,612	0.59	3.40	0.64	18
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13

10.82	3.30	123,281,632	0.82	2.41	0.87	21
10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2017.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$21,860,060	$8,402,501		$30,262,561
Collateralized Mortgage Obligations	—	30,807,124	2,014,990		32,822,114
Commercial Mortgage-Backed Securities	—	10,208,508	1,389,232		11,597,740
Corporate Bonds
Consumer Discretionary	—	5,040,472	—		5,040,472
Consumer Staples	—	3,033,343	—		3,033,343
Energy	—	7,348,656	—		7,348,656
Financials	—	27,810,005	—	(a)	27,810,005
Health Care	—	4,047,636	—		4,047,636
Industrials	—	4,104,783	—		4,104,783
Information Technology	—	5,179,289	—		5,179,289
Materials	—	1,930,831	—		1,930,831
Real Estate	—	3,206,107	—		3,206,107
Telecommunication Services	—	3,685,979	—		3,685,979
Utilities	—	6,492,615	—		6,492,615

Total Corporate Bonds	—	71,879,716	—		71,879,716

Foreign Government Securities	—	987,795	—		987,795
Mortgage-Backed Securities	—	42,960,384	—		42,960,384
Municipal Bonds	—	316,408	—		316,408
U.S. Government Agency Securities	—	25,008,326	—		25,008,326
U.S. Treasury Obligations	—	67,584,016	—		67,584,016
Short-Term Investment
Investment Company	9,644,061	—	—		9,644,061

Total Investments in Securities	$9,644,061	$271,612,337	$11,806,723		$293,063,121

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers between level 1 and level 2 during the year ended December 31, 2017.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were in used in determining fair value:

	Balance as of December 31, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017
Investments in Securities
Asset-Backed Securities	$7,256,581		$569	$97,920	$(737)	$3,358,259	$(3,430,133)	$1,120,042	$—	$8,402,501
Collateralized Mortgage Obligations	746,072		—	(71,019)	(14,878)	1,449,152	(94,337)	—	—	2,014,990
Commercial Mortgage-Backed Securities	504,946		—	46,334	607	837,345	—	—	—	1,389,232
Corporate Bond — Financials	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$8,507,599		$569	$73,235	$(15,008)	$5,644,756	$(3,524,470)	$1,120,042	$—	$11,806,723

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

There were no significant transfers between level 2 and level 3 during the year ended December 31, 2017.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2017, which were valued using significant unobservable inputs (level 3) amounted to approximately $72,533. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$6,963,513	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (6.88%)
			Constant Default Rate	0.00% - 6.01% (0.24%)
			Yield (Discount Rate of Cash Flows)	2.11% - 5.59% (3.26%)

Asset-Backed Securities	6,963,513

	538,503	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 28.00% (10.94%)
			Constant Default Rate	0.00% - 8.95% (3.82%)
			Yield (Discount Rate of Cash Flows)	0.29% - 199.00% (6.00%)

Collateralized Mortgage Obligations	538,503

	1,138,993	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (0.03%)
			Yield (Discount Rate of Cash Flows)	1.89% - 5.07% (3.86%)

Commercial Mortgage-Backed Securities	1,138,993

Total	$8,641,009

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At December 31, 2017, the value of these investments was $3,165,714. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of December 31, 2017, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

C. When Issued, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until the settlement date.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(790,341)	$–	$790,341

The reclassifications for the Portfolio relate primarily to expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2017, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2017 and is in place until at least April 30, 2018.

For the year ended December 31, 2017, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$108,365	$26,896	$135,261	$1,541

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2017 was $9,789.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2017, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$68,159,191	$45,268,025	$20,989,776	$10,274,054

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$287,880,337	$7,142,302	$1,959,518	$5,182,784

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Total Distributions Paid
$6,672,133	$6,672,133

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Total Distributions Paid
$6,576,124	$6,576,124

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$6,651,600	$492,037	$5,182,784

The cumulative timing differences primarily consist of trustee deferred compensation.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the Portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2017, the Portfolio had six omnibus accounts which collectively represented 69.9% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Portfolio’s financial statements as of December 31, 2017. The adoption had no effect on the Portfolio’s net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Core Bond Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	49

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	51

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017 and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,012.00	$2.79	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class 2
Actual	1,000.00	1,010.30	4.05	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

*	Expenses are equal to each Class's respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	55

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fifth, third and fifth quintiles based upon the Peer Group, and in the fifth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Portfolio.

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	AN-JPMITCBP-1217

Annual Report

JPMorgan Insurance Trust

December 31, 2017

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

U.S. economic growth accelerated through 2017, supported by synchronized growth in the global economy and central bank policies that helped push equity prices higher in the U.S. as well as most developed market and emerging market nations.

“Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy.” — George C.W. Gatch

During the year, the U.S. entered its third longest economic expansion on record. Gross domestic product (GDP) rose by 1.8%, 1.2% and 3.2% in the first three quarters of 2017, respectively, and preliminary estimates put fourth quarter GDP growth at 2.6%. Unemployment fell steadily to 4.1% in December 2017 from 4.8% at the start of the year — though growth in wages remained weak — and U.S. consumer confidence reached a 17-year high in November 2017. Corporate profits rose strongly and received a boost from stable energy prices and a 10% decline in the value of the U.S. dollar over the course of the year.

Notably, three large hurricanes — along with wildfires and other natural disasters — combined to cause an estimated $306 billion in damage in the U.S., making 2017 the most expensive year to date for natural disasters. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates three times in 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during 2017, which provided support for the domestic economy and for financial markets.

Globally, most developed market and emerging market economies also continued to grow throughout 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade. China’s GDP grew by an estimated 6.8% in 2017, supported by personal consumption and growth in foreign trade, according to the World Bank.

Roughly 120 countries, comprising three-fourths of global GDP, experienced increased economic growth in 2017 relative to 2016, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns throughout 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities for the year.

In the U.S., the Standard & Poor’s 500 Index (the “S&P 500”) reached 62 new closing highs during 2017 — the second largest number on record — and posted positive total returns (dividends included) in each month of the year for the first time since the current formula of the benchmark index was created in 1957. At the same time, equity market volatility fell to historic lows and by the end of 2017, U.S. stock prices overall hadn’t experienced a decline of 3% or greater for 14 consecutive months. While U.S. fixed income markets largely provided positive returns during the year, they underperformed equity markets.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited external demand and a reduction in U.S. corporate tax rates from the Tax Cuts and Jobs Act of 2017. Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	13.76%
Russell Midcap Value Index	13.34%

Net Assets as of 12/31/2017	$572,519,790

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. and elsewhere rallied throughout 2017 amid synchronized global economic growth, central bank stimulus and rising corporate profits.

During the year, the Standard & Poor’s 500 Index (S&P 500) reached 62 new closing highs — the most since 1995 — and, for the first time ever, posted positive total returns in all twelve months (when dividends are included). December 2017 marked the fourteenth consecutive month of gains for the S&P 500. In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year, and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks generally outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks. For the twelve months ended December 31, 2017, the Russell MidCap Value Index returned 13.34%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2017. The Portfolio’s security selection in the energy and health care sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the consumer staples and materials sectors was a leading detractor from relative performance.

Leading individual contributors to performance included the Portfolio’s overweight positions in Cigna Corp., Constellation Brands Inc. and Mohawk Industries Inc. Shares of Cigna, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected earnings for the third quarter of 2017 and raised its earnings forecast for the full year 2017. Shares of Constellation Brands, a maker of alcoholic beverages that was not held in the Benchmark, rose after the company reported better-than-expected earnings for the company’s fiscal second quarter and raised its earnings forecast for the rest of the fiscal year. Shares of Mohawk Industries, a maker of commercial and residential flooring, rose amid acquisitions and better-than-expected earnings.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Kroger Co., Dish Network Corp. and Bed Bath & Beyond Inc. Shares of Kroger, a supermarket chain that was not held in the Benchmark, fell amid a decline in earnings for the second quarter of 2017 and investor concerns that recent hurricanes would hurt sales. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Bed Bath & Beyond, a housewares retail chain, fell amid investor disappointment with third quarter earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while maintaining underweight positions in the real estate and industrials sectors. The Portfolio had no position in the telecommunication services sector during the reporting period.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.1%
2.	Mohawk Industries, Inc.	2.0
3.	EQT Corp.	1.8
4.	Loews Corp.	1.7
5.	M&T Bank Corp.	1.7
6.	Xcel Energy, Inc.	1.6
7.	Williams Cos., Inc. (The)	1.5
8.	CMS Energy Corp.	1.5
9.	T Rowe Price Group, Inc.	1.5
10.	WEC Energy Group, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.0%
Consumer Discretionary	16.2
Real Estate	10.4
Information Technology	8.8
Utilities	8.2
Industrials	8.1
Consumer Staples	6.3
Energy	6.1
Health Care	6.0
Materials	4.5
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Portfolio’s composition is subject to change.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	13.76%	14.11%	9.53%

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2007 to December 31, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 16.2%
	Auto Components — 0.9%
95,020	BorgWarner, Inc.	4,854,572

	Distributors — 0.8%
49,429	Genuine Parts Co.	4,696,249

	Hotels, Restaurants & Leisure — 1.7%
90,406	Hilton Worldwide Holdings, Inc.	7,219,823
19,226	Marriott International, Inc., Class A	2,609,545

		9,829,368

	Household Durables — 2.9%
41,810	Mohawk Industries, Inc. (a)	11,535,379
154,729	Newell Brands, Inc.	4,781,126

		16,316,505

	Internet & Direct Marketing Retail — 1.2%
56,190	Expedia, Inc.	6,729,876

	Media — 1.5%
64,524	CBS Corp. (Non-Voting), Class B	3,806,916
93,880	DISH Network Corp., Class A (a)	4,482,770

		8,289,686

	Multiline Retail — 1.6%
111,030	Kohl’s Corp.	6,021,157
71,360	Nordstrom, Inc.	3,381,037

		9,402,194

	Specialty Retail — 3.7%
8,898	AutoZone, Inc. (a)	6,329,770
81,420	Best Buy Co., Inc.	5,574,828
153,170	Gap, Inc. (The)	5,216,970
41,160	Tiffany & Co.	4,278,582

		21,400,150

	Textiles, Apparel & Luxury Goods — 1.9%
48,510	PVH Corp.	6,656,057
41,080	Ralph Lauren Corp.	4,259,585

		10,915,642

	Total Consumer Discretionary	92,434,242

	Consumer Staples — 6.3%
	Beverages — 2.7%
26,220	Constellation Brands, Inc., Class A	5,993,105
71,691	Dr Pepper Snapple Group, Inc.	6,958,329
30,930	Molson Coors Brewing Co., Class B	2,538,425

		15,489,859

	Food & Staples Retailing — 1.0%
206,964	Kroger Co. (The)	5,681,162

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.5%
25,230	Pinnacle Foods, Inc.	1,500,428
17,800	Post Holdings, Inc. (a)	1,410,294

		2,910,722

	Household Products — 0.4%
48,220	Energizer Holdings, Inc.	2,313,595

	Personal Products — 1.7%
249,990	Coty, Inc., Class A	4,972,301
80,730	Edgewell Personal Care Co. (a)	4,794,555

		9,766,856

	Total Consumer Staples	36,162,194

	Energy — 6.1%
	Oil, Gas & Consumable Fuels — 6.1%
205,953	Energen Corp. (a)	11,856,714
183,630	EQT Corp.	10,452,220
101,300	PBF Energy, Inc., Class A	3,591,085
289,930	Williams Cos., Inc. (The)	8,839,966

	Total Energy	34,739,985

	Financials — 23.0%
	Banks — 8.0%
157,080	Citizens Financial Group, Inc.	6,594,218
281,560	Fifth Third Bancorp	8,542,530
57,010	First Republic Bank	4,939,346
309,680	Huntington Bancshares, Inc.	4,508,941
58,148	M&T Bank Corp.	9,942,727
132,030	SunTrust Banks, Inc.	8,527,818
47,770	Zions Bancorp	2,428,149

		45,483,729

	Capital Markets — 5.7%
32,830	Ameriprise Financial, Inc.	5,563,700
162,770	Invesco Ltd.	5,947,616
65,240	Northern Trust Corp.	6,516,824
63,630	Raymond James Financial, Inc.	5,682,159
83,070	T Rowe Price Group, Inc.	8,716,535

		32,426,834

	Consumer Finance — 1.0%
198,690	Ally Financial, Inc.	5,793,800

	Insurance — 8.3%
5,198	Alleghany Corp. (a)	3,098,476
18,393	Chubb Ltd.	2,687,769
144,550	Hartford Financial Services Group, Inc. (The)	8,135,274
199,910	Loews Corp.	10,001,497
70,980	Marsh & McLennan Cos., Inc.	5,777,062

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
81,680	Progressive Corp. (The)	4,600,218
91,570	Unum Group	5,026,277
36,250	WR Berkley Corp.	2,597,313
164,100	XL Group Ltd., (Bermuda)	5,769,756

		47,693,642

	Total Financials	131,398,005

	Health Care — 6.0%
	Health Care Equipment & Supplies — 0.7%
33,320	Zimmer Biomet Holdings, Inc.	4,020,724

	Health Care Providers & Services — 5.3%
60,680	AmerisourceBergen Corp.	5,571,637
34,440	Cigna Corp.	6,994,420
45,460	Henry Schein, Inc. (a)	3,176,745
20,270	Humana, Inc.	5,028,379
29,230	Laboratory Corp. of America Holdings (a)	4,662,477
43,071	Universal Health Services, Inc., Class B	4,882,098

		30,315,756

	Total Health Care	34,336,480

	Industrials — 8.1%
	Building Products — 1.0%
85,610	Fortune Brands Home & Security, Inc.	5,859,148

	Electrical Equipment — 2.7%
24,100	Acuity Brands, Inc.	4,241,600
71,260	AMETEK, Inc.	5,164,212
39,690	Hubbell, Inc.	5,371,645
11,020	Regal Beloit Corp.	844,132

		15,621,589

	Industrial Conglomerates — 1.0%
50,590	Carlisle Cos., Inc.	5,749,553

	Machinery — 2.4%
43,340	IDEX Corp.	5,719,580
45,380	Snap-on, Inc.	7,909,734

		13,629,314

	Trading Companies & Distributors — 1.0%
59,480	MSC Industrial Direct Co., Inc., Class A	5,749,337

	Total Industrials	46,608,941

	Information Technology — 8.8%
	Communications Equipment — 1.1%
167,340	CommScope Holding Co., Inc. (a)	6,330,472

	Electronic Equipment, Instruments & Components — 4.8%
79,310	Amphenol Corp., Class A	6,963,418
85,070	Arrow Electronics, Inc. (a)	6,840,479

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
106,530	CDW Corp.	7,402,770
147,990	Keysight Technologies, Inc. (a)	6,156,384

		27,363,051

	Internet Software & Services — 0.5%
86,000	Match Group, Inc. (a)	2,692,660

	IT Services — 0.9%
43,520	Jack Henry & Associates, Inc.	5,090,099

	Semiconductors & Semiconductor Equipment — 0.7%
48,740	Analog Devices, Inc.	4,339,322

	Software — 0.8%
55,390	Synopsys, Inc. (a)	4,721,444

	Total Information Technology	50,537,048

	Materials — 4.5%
	Chemicals — 0.8%
11,300	Sherwin-Williams Co. (The)	4,633,452

	Containers & Packaging — 3.7%
204,980	Ball Corp.	7,758,493
178,210	Silgan Holdings, Inc.	5,237,592
125,900	WestRock Co.	7,958,139

		20,954,224

	Total Materials	25,587,676

	Real Estate — 10.4%
	Equity Real Estate Investment Trusts (REITs) — 9.6%
56,040	American Campus Communities, Inc.	2,299,321
91,900	American Homes 4 Rent, Class A	2,007,096
28,330	AvalonBay Communities, Inc.	5,054,355
37,090	Boston Properties, Inc.	4,822,813
193,000	Brixmor Property Group, Inc.	3,601,380
10,970	Essex Property Trust, Inc.	2,647,829
27,440	Federal Realty Investment Trust	3,644,307
77,500	GGP, Inc.	1,812,725
42,940	HCP, Inc.	1,119,875
35,552	JBG SMITH Properties	1,234,721
184,610	Kimco Realty Corp.	3,350,672
156,737	Outfront Media, Inc.	3,636,298
96,436	Park Hotels & Resorts, Inc.	2,772,535
123,265	Rayonier, Inc.	3,898,872
39,850	Regency Centers Corp.	2,756,823
62,894	Vornado Realty Trust	4,917,053
110,400	Weyerhaeuser Co.	3,892,704
26,870	WP Carey, Inc.	1,851,343

		55,320,722

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 0.8%
98,910	CBRE Group, Inc., Class A (a)	4,283,792

	Total Real Estate	59,604,514

	Utilities — 8.2%
	Electric Utilities — 2.8%
83,660	Edison International	5,290,658
33,700	Westar Energy, Inc.	1,779,360
185,050	Xcel Energy, Inc.	8,902,756

		15,972,774

	Gas Utilities — 0.9%
97,000	National Fuel Gas Co.	5,326,270

	Multi-Utilities — 4.5%
57,760	CenterPoint Energy, Inc.	1,638,074
184,550	CMS Energy Corp.	8,729,215
62,060	Sempra Energy	6,635,455
131,000	WEC Energy Group, Inc.	8,702,330

		25,705,074

	Total Utilities	47,004,118

	Total Common Stocks (Cost $340,115,543)	558,413,203

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.4%
	Investment Company — 2.4%
14,019,342	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $14,019,342)	14,019,342

	Total Investments — 100.0% (Cost $354,134,885)	572,432,545
	Other Assets in Excess of Liabilities — 0.0% (g)	87,245

	NET ASSETS — 100.0%	$572,519,790

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$558,413,203
Investments in affiliates, at value	14,019,342
Receivables:
Investment securities sold	271,195
Portfolio shares sold	63,310
Dividends from non-affiliates	862,206
Dividends from affiliates	10,924

Total Assets	573,640,180

LIABILITIES:
Payables:
Investment securities purchased	31,010
Portfolio shares redeemed	652,886
Accrued liabilities:
Investment advisory fees	312,361
Administration fees	39,232
Custodian and accounting fees	9,650
Trustees’ and Chief Compliance Officer’s fees	137
Other	75,114

Total Liabilities	1,120,390

Net Assets	$572,519,790

NET ASSETS:
Paid-in-Capital	$343,130,951
Accumulated undistributed net investment income	5,110,349
Accumulated net realized gains (losses)	5,980,830
Net unrealized appreciation (depreciation)	218,297,660

Total Net Assets	$572,519,790

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	48,394,186

Net asset value, offering and redemption price per share (a):	$11.83

Cost of investments in non-affiliates	$340,115,543
Cost of investments in affiliates	14,019,342

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$9,643,884
Dividend income from affiliates	109,833
Interest income from affiliates	4

Total investment income	9,753,721

EXPENSES:
Investment advisory fees	3,687,027
Administration fees	462,640
Custodian and accounting fees	30,297
Professional fees	82,633
Trustees’ and Chief Compliance Officer’s fees	27,068
Printing and mailing costs	65,224
Transfer agency fees	8,232
Other	49,573

Total expenses	4,412,694

Less fees waived	(47,741)

Net expenses	4,364,953

Net investment income (loss)	5,388,768

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	10,533,790
Change in net unrealized appreciation/depreciation on investments in non-affiliates	56,823,802

Net realized/unrealized gains (losses)	67,357,592

Change in net assets resulting from operations	$72,746,360

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,388,768	$4,455,044
Net realized gain (loss)	10,533,790	26,016,242
Change in net unrealized appreciation/depreciation	56,823,802	34,088,690

Change in net assets resulting from operations	72,746,360	64,559,976

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,602,779)	(3,917,647)
From net realized gains	(25,669,250)	(23,451,558)

Total distributions to shareholders	(30,272,029)	(27,369,205)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(14,124,058)	70,789,542

NET ASSETS:
Change in net assets	28,350,273	107,980,313
Beginning of period	544,169,517	436,189,204

End of period	$572,519,790	$544,169,517

Accumulated undistributed net investment income	$5,110,349	$4,324,360

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$82,826,144	$136,426,089
Distributions reinvested	30,272,029	27,369,205
Cost of shares redeemed	(127,222,231)	(93,005,752)

Change in net assets resulting from capital transactions	$(14,124,058)	$70,789,542

SHARE TRANSACTIONS:
Issued	7,342,610	13,027,148
Reinvested	2,792,623	2,734,186
Redeemed	(11,291,321)	(9,005,971)

Change in Shares	(1,156,088)	6,755,363

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio
Year Ended December 31, 2017	$10.98	$0.11	(c)	$1.34	$1.45	$(0.09)	$(0.51)	$(0.60)
Year Ended December 31, 2016	10.19	0.10	(c)	1.33	1.43	(0.09)	(0.55)	(0.64)
Year Ended December 31, 2015	11.41	0.09	(c)	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)
Year Ended December 31, 2014	10.57	0.11	(d)	1.41	1.52	(0.09)	(0.59)	(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.83	13.76%	$572,519,790	0.77%	0.95%		0.78%	14%
10.98	14.69	544,169,517	0.77	0.95		0.78	28
10.19	(2.66)	436,189,204	0.77	0.87		0.77	17
11.41	15.11	466,265,863	0.79	1.03	(d)	0.79	25
10.57	32.30	408,782,236	0.77	0.95		0.78	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$572,432,545	$—	$—	$572,432,545

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2017.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2017, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2017 and is in place until at least April 30, 2018.

For the year ended December 31, 2017, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees
$14,472

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2017 was $33,269.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2017, the Portfolio incurred $54 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$78,772,181	$109,410,904

During the year ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$356,902,855	$221,040,349	$5,510,659	$215,529,690

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,602,779	$25,669,250	$30,272,029

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,917,647	$23,451,558	$27,369,205

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current	Current
Distributable Ordinary Income	Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
$6,713,329	$7,108,103	$215,529,690

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the Portfolio did not have any net capital loss carryforwards.

During the year ended December 31, 2017, the Portfolio utilized pre-enactment capital loss carryforwards in the amount of $1,353,283.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2017, the Portfolio had three omnibus accounts which collectively owned 76.8% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Portfolio’s financial statements as of December 31, 2017. The adoption had no effect on the Portfolio’s net assets or result of operations.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Mid Cap Value Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assumes that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,071.60	$4.02	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the first quintile based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning man-

agement fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses for Class 1 shares were in the third quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was reasonable in light of the services provided to the Portfolio.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2017.

Long Term Capital Gain

The Portfolio distributed $25,669,250 or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2017.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	AN-JPMITMCVP-1217

Annual Report

JPMorgan Insurance Trust

December 31, 2017

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

U.S. economic growth accelerated through 2017, supported by synchronized growth in the global economy and central bank policies that helped push equity prices higher in the U.S. as well as most developed market and emerging market nations.

“Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy.” — George C.W. Gatch

During the year, the U.S. entered its third longest economic expansion on record. Gross domestic product (GDP) rose by 1.8%, 1.2% and 3.2% in the first three quarters of 2017, respectively, and preliminary estimates put fourth quarter GDP growth at 2.6%. Unemployment fell steadily to 4.1% in December 2017 from 4.8% at the start of the year — though growth in wages remained weak — and U.S. consumer confidence reached a 17-year high in November 2017. Corporate profits rose strongly and received a boost from stable energy prices and a 10% decline in the value of the U.S. dollar over the course of the year.

Notably, three large hurricanes — along with wildfires and other natural disasters — combined to cause an estimated $306 billion in damage in the U.S., making 2017 the most expensive year to date for natural disasters. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates three times in 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during 2017, which provided support for the domestic economy and for financial markets.

Globally, most developed market and emerging market economies also continued to grow throughout 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade. China’s GDP grew by an estimated 6.8% in 2017, supported by personal consumption and growth in foreign trade, according to the World Bank.

Roughly 120 countries, comprising three-fourths of global GDP, experienced increased economic growth in 2017 relative to 2016, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns throughout 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities for the year.

In the U.S., the Standard & Poor’s 500 Index (the “S&P 500”) reached 62 new closing highs during 2017 — the second largest number on record — and posted positive total returns (dividends included) in each month of the year for the first time since the current formula of the benchmark index was created in 1957. At the same time, equity market volatility fell to historic lows and by the end of 2017, U.S. stock prices overall hadn’t experienced a decline of 3% or greater for 14 consecutive months. While U.S. fixed income markets largely provided positive returns during the year, they underperformed equity markets.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited external demand and a reduction in U.S. corporate tax rates from the Tax Cuts and Jobs Act of 2017. Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	15.23%
Russell 2000 Index	14.65%

Net Assets as of 12/31/2017	$190,296,712

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. and elsewhere rallied throughout 2017 amid synchronized global economic growth, central bank stimulus and rising corporate profits.

During the year, the Standard & Poor’s 500 Index (S&P 500) reached 62 new closing highs — the most since 1995 — and for the first time ever posted positive total returns in all twelve months (when dividends are included). December 2017 marked the fourteenth consecutive month of gains for the S&P 500. In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017 fell to its lowest-ever level.

Overall, growth stocks generally outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks. For the twelve months ended December 31, 2017, the Russell 2000 Index returned 14.65%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2017. The Portfolio’s security selection in the pharmaceuticals and systems hardware sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the basic materials and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Extreme Networks Inc.,

Take-Two Interactive Software Inc. and Ixys Corp. Shares of Extreme Networks, a provider of information network equipment and services, rose on better-than-expected earnings for each quarter of 2017. Shares of Take Two Interactive Software, a videogame publisher, rose after the company raised its revenue forecast and reported better-than-expected sales during the November-December holiday shopping season. Shares of Ixys, a semiconductor maker, rose amid investor expectations that the company would become a takeover target.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Unisys Corp., TiVo Corp. and Geo Group Inc. Shares of Unisys, an information technology services provider, fell after the company reported lower-than-expected earnings and a decline in revenue for the second quarter of 2017. Shares of TiVo, a provider of entertainment software and services, fell amid investor concerns about the impact of the company’s patent disputes with Comcast Corp. Shares of Geo Group, a private prisons real estate investment trust, fell after the company reported lower-than-expected revenue in the second quarter of 2017 and forecast weak revenue growth for the third and fourth quarters.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers took limited sector bets and constructed the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trinseo SA	1.1%
2.	Meritor, Inc.	1.1
3.	ArcBest Corp.	1.0
4.	Taylor Morrison Home Corp., Class A	1.0
5.	Popular, Inc., (Puerto Rico)	0.9
6.	Extreme Networks, Inc.	0.9
7.	Wintrust Financial Corp.	0.9
8.	Masimo Corp.	0.9
9.	East West Bancorp, Inc.	0.9
10.	Cooper-Standard Holdings, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.4%
Financials	17.3
Health Care	15.7
Information Technology	15.6
Consumer Discretionary	10.8
Real Estate	6.4
Materials	4.7
Energy	3.2
Utilities	2.9
Consumer Staples	2.2
Telecommunication Services	0.0	(a)
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Portfolio’s composition is subject to change.
(a)	Amount rounds to less than 0.05%.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	15.23%	15.39%	9.47%
CLASS 2 SHARES	April 24, 2009	14.93	15.09	9.23

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result, the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the

Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 10.8%
	Auto Components — 1.5%
40,700	American Axle & Manufacturing Holdings, Inc. (a)	693,121
13,700	Cooper-Standard Holdings, Inc. (a)	1,678,250
7,200	Dana, Inc.	230,472
4,400	Modine Manufacturing Co. (a)	88,880
1,500	Stoneridge, Inc. (a)	34,290
4,100	Tower International, Inc.	125,255

		2,850,268

	Distributors — 0.1%
21,300	Funko, Inc., Class A (a)	141,645

	Diversified Consumer Services — 0.5%
1,400	Capella Education Co.	108,360
6,300	Grand Canyon Education, Inc. (a)	564,039
17,000	K12, Inc. (a)	270,300

		942,699

	Hotels, Restaurants & Leisure — 1.6%
64,900	Bloomin’ Brands, Inc.	1,384,966
5,800	DineEquity, Inc.	294,234
400	Jack in the Box, Inc.	39,244
27,200	Pinnacle Entertainment, Inc. (a)	890,256
16,300	Ruth’s Hospitality Group, Inc.	352,895

		2,961,595

	Household Durables — 2.4%
43,700	Beazer Homes USA, Inc. (a)	839,477
1,400	Hamilton Beach Brands Holding Co., Class A	35,966
11,200	Helen of Troy Ltd. (a)	1,079,120
7,100	Hooker Furniture Corp.	301,395
4,500	KB Home	143,775
16,200	Libbey, Inc.	121,824
12,600	Lifetime Brands, Inc.	207,900
75,300	Taylor Morrison Home Corp., Class A (a)	1,842,591

		4,572,048

	Internet & Direct Marketing Retail — 0.2%
64,200	Groupon, Inc. (a)	327,420
10,100	Liberty TripAdvisor Holdings, Inc., Class A (a)	95,193

		422,613

	Media — 1.2%
48,300	Gannett Co., Inc.	559,797
30,300	Gray Television, Inc. (a)	507,525
34,900	MDC Partners, Inc., Class A (a)	340,275
2,200	Nexstar Media Group, Inc., Class A	172,040
19,300	Sinclair Broadcast Group, Inc., Class A	730,505

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
9,600	Townsquare Media, Inc., Class A (a)	73,728

		2,383,870

	Specialty Retail — 2.9%
22,000	Caleres, Inc.	736,560
9,100	Children’s Place, Inc. (The)	1,322,685
1,500	Conn’s, Inc. (a)	53,325
14,800	Express, Inc. (a)	150,220
7,500	Group 1 Automotive, Inc.	532,275
4,800	National Vision Holdings, Inc. (a)	194,928
332,145	Office Depot, Inc.	1,175,793
62,700	Pier 1 Imports, Inc.	259,578
400	RH (a)	34,484
52,000	Tailored Brands, Inc.	1,135,160

		5,595,008

	Textiles, Apparel & Luxury Goods — 0.4%
6,800	Deckers Outdoor Corp. (a)	545,700
7,300	Perry Ellis International, Inc. (a)	182,792

		728,492

	Total Consumer Discretionary	20,598,238

	Consumer Staples — 2.2%
	Food & Staples Retailing — 0.9%
20,400	Performance Food Group Co. (a)	675,240
30,680	SpartanNash Co.	818,542
8,600	US Foods Holding Corp. (a)	274,598

		1,768,380

	Food Products — 0.9%
27,800	Dean Foods Co.	321,368
22,200	Pilgrim’s Pride Corp. (a)	689,532
3,100	Pinnacle Foods, Inc.	184,357
2,600	Sanderson Farms, Inc.	360,828
1,900	TreeHouse Foods, Inc. (a)	93,974

		1,650,059

	Household Products — 0.4%
19,500	Central Garden & Pet Co., Class A (a)	735,345

	Personal Products — 0.0% (g)
1,200	USANA Health Sciences, Inc. (a)	88,860

	Total Consumer Staples	4,242,644

	Energy — 3.2%
	Energy Equipment & Services — 0.9%
25,000	Archrock, Inc.	262,500
20,500	Exterran Corp. (a)	644,520
64,200	McDermott International, Inc. (a)	422,436

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
5,300	PHI, Inc. (Non-Voting) (a)	61,321
27,400	RigNet, Inc. (a)	409,630

		1,800,407

	Oil, Gas & Consumable Fuels — 2.3%
166,000	Abraxas Petroleum Corp. (a)	408,360
5,300	Arch Coal, Inc., Class A	493,748
40,900	Delek US Energy, Inc.	1,429,046
28,000	EP Energy Corp., Class A (a)	66,080
6,500	Green Plains, Inc.	109,525
15,400	Jagged Peak Energy, Inc. (a)	243,012
1,400	NACCO Industries, Inc., Class A	52,710
22,700	Pacific Ethanol, Inc. (a)	103,285
40,300	Renewable Energy Group, Inc. (a)	475,540
400	REX American Resources Corp. (a)	33,116
30,900	SRC Energy, Inc. (a)	263,577
169,000	W&T Offshore, Inc. (a)	559,390
2,300	World Fuel Services Corp.	64,722

		4,302,111

	Total Energy	6,102,518

	Financials — 17.3%
	Banks — 10.4%
39,000	Bancorp, Inc. (The) (a)	385,320
3,400	Cadence BanCorp (a)	92,208
6,400	Cathay General Bancorp	269,888
2,400	Central Valley Community Bancorp	48,432
1,264	Community Trust Bancorp, Inc.	59,534
3,080	Customers Bancorp, Inc. (a)	80,049
28,255	East West Bancorp, Inc.	1,718,752
1,400	Enterprise Financial Services Corp.	63,210
11,344	Fidelity Southern Corp.	247,299
14,800	Financial Institutions, Inc.	460,280
129,700	First BanCorp, (Puerto Rico) (a)	661,470
3,800	First Business Financial Services, Inc.	84,056
4,600	First Community Bancshares, Inc.	132,158
10,600	First Foundation, Inc. (a)	196,524
28,600	First Merchants Corp.	1,202,916
40,700	Fulton Financial Corp.	728,530
30,400	Hancock Holding Co.	1,504,800
26,825	Hanmi Financial Corp.	814,139
12,500	Heritage Financial Corp.	385,000
10,800	Hilltop Holdings, Inc.	273,564
48,092	Hope Bancorp, Inc.	877,679
900	Howard Bancorp, Inc. (a)	19,800
4,375	IBERIABANK Corp.	339,062

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
3,300	MainSource Financial Group, Inc.	119,823
2,371	NBT Bancorp, Inc.	87,253
3,100	Northeast Bancorp	71,765
3,900	Pacific Mercantile Bancorp (a)	34,125
21,233	PacWest Bancorp	1,070,143
50,500	Popular, Inc., (Puerto Rico)	1,792,245
8,300	Preferred Bank	487,874
1,660	Premier Financial Bancorp, Inc.	33,333
4,900	Shore Bancshares, Inc.	81,830
2,250	Sierra Bancorp	59,760
1,100	SVB Financial Group (a)	257,147
75,200	TCF Financial Corp.	1,541,600
1,677	Towne Bank	51,568
12,000	TriCo Bancshares	454,320
5,600	TriState Capital Holdings, Inc. (a)	128,800
4,800	Triumph Bancorp, Inc. (a)	151,200
21,300	Wintrust Financial Corp.	1,754,481
16,800	Zions Bancorp	853,944

		19,675,881

	Capital Markets — 1.2%
66,500	BGC Partners, Inc., Class A	1,004,815
6,500	Houlihan Lokey, Inc.	295,295
11,400	INTL. FCStone, Inc. (a)	484,842
21,200	OM Asset Management plc	355,100
2,400	Piper Jaffray Cos.	207,000

		2,347,052

	Consumer Finance — 1.4%
23,220	FirstCash, Inc.	1,566,189
19,000	Green Dot Corp., Class A (a)	1,144,940

		2,711,129

	Diversified Financial Services — 0.1%
3,800	Cannae Holdings, Inc. (a)	64,714
2,200	Marlin Business Services Corp.	49,280

		113,994

	Insurance — 2.6%
39,200	American Equity Investment Life Holding Co.	1,204,616
5,925	Aspen Insurance Holdings Ltd., (Bermuda)	240,555
49,500	CNO Financial Group, Inc.	1,222,155
9,100	First American Financial Corp.	509,964
4,900	HCI Group, Inc.	146,510
9,700	Kinsale Capital Group, Inc.	436,500
2,800	National General Holdings Corp.	54,992
2,900	Selective Insurance Group, Inc.	170,230

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
12,800	Stewart Information Services Corp.	541,440
3,300	United Fire Group, Inc.	150,414
11,700	Universal Insurance Holdings, Inc.	319,995

		4,997,371

	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
7,300	Capstead Mortgage Corp.	63,145
4,100	Invesco Mortgage Capital, Inc.	73,103
48,200	Redwood Trust, Inc.	714,324

		850,572

	Thrifts & Mortgage Finance — 1.1%
3,400	BankFinancial Corp.	52,156
5,600	Dime Community Bancshares, Inc.	117,320
7,400	HomeStreet, Inc. (a)	214,230
5,900	Meta Financial Group, Inc.	546,635
32,200	MGIC Investment Corp. (a)	454,342
9,400	OceanFirst Financial Corp.	246,750
7,000	PennyMac Financial Services, Inc., Class A (a)	156,450
7,000	Walker & Dunlop, Inc. (a)	332,500
1,400	Washington Federal, Inc.	47,950

		2,168,333

	Total Financials	32,864,332

	Health Care — 15.7%
	Biotechnology — 6.3%
7,500	Acorda Therapeutics, Inc. (a)	160,875
48,600	Aduro Biotech, Inc. (a)	364,500
27,700	Akebia Therapeutics, Inc. (a)	411,899
20,500	Allena Pharmaceuticals, Inc. (a)	206,230
45,800	Amicus Therapeutics, Inc. (a)	659,062
5,800	AnaptysBio, Inc. (a)	584,176
11,700	Audentes Therapeutics, Inc. (a)	365,625
24,300	Bellicum Pharmaceuticals, Inc. (a)	204,363
5,100	Bluebird Bio, Inc. (a)	908,310
13,400	Cara Therapeutics, Inc. (a)	164,016
96,100	Catalyst Pharmaceuticals, Inc. (a)	375,751
28,200	Coherus Biosciences, Inc. (a)	248,160
15,500	Concert Pharmaceuticals, Inc. (a)	400,985
229,200	Curis, Inc. (a)	160,440
26,500	Dynavax Technologies Corp. (a)	495,550
7,800	Esperion Therapeutics, Inc. (a)	513,552
10,100	FibroGen, Inc. (a)	478,740
27,500	Heron Therapeutics, Inc. (a)	497,750
16,000	Jounce Therapeutics, Inc. (a)	204,000
6,000	Loxo Oncology, Inc. (a)	505,080
15,600	Mersana Therapeutics, Inc. (a)	256,308

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
24,700	Ra Pharmaceuticals, Inc. (a)	209,950
2,200	Radius Health, Inc. (a)	69,894
11,500	Rhythm Pharmaceuticals, Inc. (a)	334,190
5,900	Sage Therapeutics, Inc. (a)	971,789
12,500	Sarepta Therapeutics, Inc. (a)	695,500
32,846	Selecta Biosciences, Inc. (a)	322,219
2,200	Seres Therapeutics, Inc. (a)	22,308
4,300	Spark Therapeutics, Inc. (a)	221,106
41,300	Synergy Pharmaceuticals, Inc. (a)	92,099
32,200	Syros Pharmaceuticals, Inc. (a)	313,306
2,700	TESARO, Inc. (a)	223,749
20,600	vTv Therapeutics, Inc., Class A (a)	123,806
8,800	Xencor, Inc. (a)	192,896

		11,958,184

	Health Care Equipment & Supplies — 3.8%
14,300	Cutera, Inc. (a)	648,505
1,100	Inogen, Inc. (a)	130,988
36,900	Integer Holdings Corp. (a)	1,671,570
46,600	Invacare Corp.	785,210
35,600	Lantheus Holdings, Inc. (a)	728,020
20,300	Masimo Corp. (a)	1,721,440
50,700	OraSure Technologies, Inc. (a)	956,202
4,700	OrthoPediatrics Corp. (a)	90,193
9,900	Quidel Corp. (a)	429,165

		7,161,293

	Health Care Providers & Services — 3.5%
17,900	Addus HomeCare Corp. (a)	622,920
1,200	AMN Healthcare Services, Inc. (a)	59,100
55,100	Community Health Systems, Inc. (a)	234,726
56,500	Cross Country Healthcare, Inc. (a)	720,940
48,600	Diplomat Pharmacy, Inc. (a)	975,402
1,813	Envision Healthcare Corp. (a)	62,657
8,200	HealthSouth Corp.	405,162
103,500	Kindred Healthcare, Inc.	1,003,950
17,800	Molina Healthcare, Inc. (a)	1,364,904
19,600	Owens & Minor, Inc.	370,048
24,200	RadNet, Inc. (a)	244,420
8,375	Surgery Partners, Inc. (a)	101,338
2,900	WellCare Health Plans, Inc. (a)	583,219

		6,748,786

	Health Care Technology — 0.1%
6,900	HMS Holdings Corp. (a)	116,955

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 0.3%
7,900	INC Research Holdings, Inc., Class A (a)	344,440
2,100	PRA Health Sciences, Inc. (a)	191,247

		535,687

	Pharmaceuticals — 1.7%
6,300	Amphastar Pharmaceuticals, Inc. (a)	121,212
10,300	Assembly Biosciences, Inc. (a)	466,075
15,300	Catalent, Inc. (a)	628,524
7,500	Horizon Pharma plc (a)	109,500
2,300	Medicines Co. (The) (a)	62,882
11,300	Nektar Therapeutics (a)	674,836
2,200	Ocular Therapeutix, Inc. (a)	9,790
5,312	Reata Pharmaceuticals, Inc., Class A (a)	150,436
4,600	Revance Therapeutics, Inc. (a)	164,450
77,900	TherapeuticsMD, Inc. (a)	470,516
11,300	WaVe Life Sciences Ltd. (a)	396,630

		3,254,851

	Total Health Care	29,775,756

	Industrials — 19.4%
	Aerospace & Defense — 1.4%
13,000	AAR Corp.	510,770
10,300	Engility Holdings, Inc. (a)	292,211
5,825	HEICO Corp., Class A	460,466
2,600	Moog, Inc., Class A (a)	225,810
36,200	Vectrus, Inc. (a)	1,116,770

		2,606,027

	Air Freight & Logistics — 0.2%
3,600	Atlas Air Worldwide Holdings, Inc. (a)	211,140
3,000	Park-Ohio Holdings Corp.	137,850

		348,990

	Airlines — 0.8%
8,000	Hawaiian Holdings, Inc.	318,800
24,500	SkyWest, Inc.	1,300,950

		1,619,750

	Building Products — 0.8%
2,100	American Woodmark Corp. (a)	273,525
1,800	JELD-WEN Holding, Inc. (a)	70,866
29,500	Universal Forest Products, Inc.	1,109,790

		1,454,181

	Commercial Services & Supplies — 2.1%
11,200	ABM Industries, Inc.	422,464
115,700	ACCO Brands Corp. (a)	1,411,540
100	CECO Environmental Corp.	513

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
21,000	Essendant, Inc.	194,670
2,100	Herman Miller, Inc.	84,105
9,700	Kimball International, Inc., Class B	181,099
4,100	Knoll, Inc.	94,464
45,100	Quad/Graphics, Inc.	1,019,260
23,900	Steelcase, Inc., Class A	363,280
1,700	Viad Corp.	94,180
1,200	VSE Corp.	58,116

		3,923,691

	Construction & Engineering — 2.6%
18,675	EMCOR Group, Inc.	1,526,681
75,600	HC2 Holdings, Inc. (a)	449,820
62,900	KBR, Inc.	1,247,307
25,700	MasTec, Inc. (a)	1,258,015
13,700	Sterling Construction Co., Inc. (a)	223,036
10,318	Tutor Perini Corp. (a)	261,562

		4,966,421

	Electrical Equipment — 1.1%
4,700	EnerSys	327,261
50,300	General Cable Corp.	1,488,880
6,100	Powell Industries, Inc.	174,765
2,700	Regal Beloit Corp.	206,820

		2,197,726

	Machinery — 4.0%
4,500	Barnes Group, Inc.	284,715
15,400	Columbus McKinnon Corp.	615,692
12,700	Federal Signal Corp.	255,143
41,100	Global Brass & Copper Holdings, Inc.	1,360,410
4,200	Greenbrier Cos., Inc. (The)	223,860
1,400	Hurco Cos., Inc.	59,080
3,100	Hyster-Yale Materials Handling, Inc.	263,996
6,000	Kadant, Inc.	602,400
2,600	Kennametal, Inc.	125,866
87,500	Meritor, Inc. (a)	2,052,750
4,100	NN, Inc.	113,160
1,000	Standex International Corp.	101,850
7,700	TriMas Corp. (a)	205,975
66,600	Wabash National Corp.	1,445,220

		7,710,117

	Marine — 0.1%
50,300	Costamare, Inc., (Monaco)	290,231

	Professional Services — 3.7%
20,200	Barrett Business Services, Inc.	1,302,698

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — continued
3,800	CRA International, Inc.	170,810
11,100	ICF International, Inc. (a)	582,750
28,800	Insperity, Inc.	1,651,680
1,400	Kelly Services, Inc., Class A	38,178
4,600	Korn/Ferry International	190,348
58,800	RPX Corp.	790,272
17,100	TriNet Group, Inc. (a)	758,214
53,500	TrueBlue, Inc. (a)	1,471,250

		6,956,200

	Road & Rail — 1.2%
53,500	ArcBest Corp.	1,912,625
7,900	Schneider National, Inc., Class B	225,624
2,000	Universal Logistics Holdings, Inc.	47,500
2,600	YRC Worldwide, Inc. (a)	37,388

		2,223,137

	Trading Companies & Distributors — 1.4%
6,800	Applied Industrial Technologies, Inc.	463,080
27,500	CAI International, Inc. (a)	778,800
9,400	GMS, Inc. (a)	353,816
51,100	MRC Global, Inc. (a)	864,612
5,246	Titan Machinery, Inc. (a)	111,058
2,400	Veritiv Corp. (a)	69,360

		2,640,726

	Total Industrials	36,937,197

	Information Technology — 15.6%
	Communications Equipment — 1.1%
12,300	Ciena Corp. (a)	257,439
142,700	Extreme Networks, Inc. (a)	1,786,604

		2,044,043

	Electronic Equipment, Instruments & Components — 4.2%
1,100	Anixter International, Inc. (a)	83,600
36,200	Benchmark Electronics, Inc. (a)	1,053,420
57,100	Fitbit, Inc., Class A (a)	326,041
24,100	Insight Enterprises, Inc. (a)	922,789
3,500	Itron, Inc. (a)	238,700
51,800	KEMET Corp. (a)	780,108
22,225	Kimball Electronics, Inc. (a)	405,606
2,000	Littelfuse, Inc.	395,640
18,300	Methode Electronics, Inc.	733,830
2,100	Plexus Corp. (a)	127,512
46,400	Sanmina Corp. (a)	1,531,200
10,800	Tech Data Corp. (a)	1,058,076
7,500	Vishay Precision Group, Inc. (a)	188,625

		7,845,147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.4%
18,700	Alteryx, Inc., Class A (a)	472,549
31,800	Apptio, Inc., Class A (a)	747,936
43,600	Blucora, Inc. (a)	963,560
1,600	Cargurus, Inc. (a)	47,968
4,800	Coupa Software, Inc. (a)	149,856
14,400	Five9, Inc. (a)	358,272
79,400	Limelight Networks, Inc. (a)	350,154
7,200	MongoDB, Inc. (a)	213,696
10,000	New Relic, Inc. (a)	577,700
1,800	SendGrid, Inc. (a)	43,146
28,800	Tintri, Inc. (a)	146,880
7,000	Web.com Group, Inc. (a)	152,600
8,800	Yelp, Inc. (a)	369,248

		4,593,565

	IT Services — 2.1%
1,400	Blackhawk Network Holdings, Inc. (a)	49,910
4,600	CACI International, Inc., Class A (a)	608,810
1,200	Euronet Worldwide, Inc. (a)	101,124
24,900	Everi Holdings, Inc. (a)	187,746
6,200	Switch, Inc., Class A	112,778
11,200	Sykes Enterprises, Inc. (a)	352,240
113,700	Travelport Worldwide Ltd.	1,486,059
80,000	Unisys Corp. (a)	652,000
9,877	Virtusa Corp. (a)	435,378

		3,986,045

	Semiconductors & Semiconductor Equipment — 2.5%
2,200	Advanced Energy Industries, Inc. (a)	148,456
22,450	Alpha & Omega Semiconductor Ltd. (a)	367,282
13,800	Cirrus Logic, Inc. (a)	715,668
23,900	Cohu, Inc.	524,605
78,615	Cypress Semiconductor Corp.	1,198,093
10,400	Ichor Holdings Ltd. (a)	255,840
3,700	Nanometrics, Inc. (a)	92,204
5,500	Rudolph Technologies, Inc. (a)	131,450
13,900	Sigma Designs, Inc. (a)	96,605
49,000	Ultra Clean Holdings, Inc. (a)	1,131,410
13,100	Xcerra Corp. (a)	128,249

		4,789,862

	Software — 3.3%
12,100	CommVault Systems, Inc. (a)	635,250
2,400	ForeScout Technologies, Inc. (a)	76,536
13,800	Imperva, Inc. (a)	547,860
2,000	MicroStrategy, Inc., Class A (a)	262,600
22,312	Progress Software Corp.	949,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
2,100	QAD, Inc., Class A	81,585
8,800	Qualys, Inc. (a)	522,280
24,100	RingCentral, Inc., Class A (a)	1,166,440
19,000	SailPoint Technologies Holding, Inc. (a)	275,500
14,050	Take-Two Interactive Software, Inc. (a)	1,542,409
100	TiVo Corp.	1,560
5,100	Varonis Systems, Inc. (a)	247,605

		6,309,447

	Total Information Technology	29,568,109

	Materials — 4.6%
	Chemicals — 2.0%
10,800	Chemours Co. (The)	540,648
14,500	FutureFuel Corp.	204,305
1,900	Ingevity Corp. (a)	133,893
14,300	Innophos Holdings, Inc.	668,239
11,400	OMNOVA Solutions, Inc. (a)	114,000
29,500	Trinseo SA	2,141,700

		3,802,785

	Containers & Packaging — 0.4%
9,759	Berry Global Group, Inc. (a)	572,560
17,800	Graphic Packaging Holding Co.	275,010

		847,570

	Metals & Mining — 0.8%
52,800	AK Steel Holding Corp. (a)	298,848
42,400	Cleveland-Cliffs, Inc. (a)	305,704
4,600	Commercial Metals Co.	98,072
3,400	Ryerson Holding Corp. (a)	35,360
23,400	Warrior Met Coal, Inc.	588,510
3,400	Worthington Industries, Inc.	149,804

		1,476,298

	Paper & Forest Products — 1.4%
10,600	Boise Cascade Co.	422,940
28,800	Louisiana-Pacific Corp. (a)	756,288
22,600	Schweitzer-Mauduit International, Inc.	1,025,136
27,805	Verso Corp., Class A (a)	488,534

		2,692,898

	Total Materials	8,819,551

	Real Estate — 6.4%
	Equity Real Estate Investment Trusts (REITs) — 6.4%
7,700	Armada Hoffler Properties, Inc.	119,581
118,400	Ashford Hospitality Trust, Inc.	796,832
18,900	Bluerock Residential Growth REIT, Inc.	191,079
7,300	Chatham Lodging Trust	166,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
8,400	Chesapeake Lodging Trust	227,556
800	CorEnergy Infrastructure Trust, Inc.	30,560
4,600	CoreSite Realty Corp.	523,940
22,638	Cousins Properties, Inc.	209,402
2,000	CyrusOne, Inc.	119,060
6,843	DCT Industrial Trust, Inc.	402,232
13,100	DiamondRock Hospitality Co.	147,899
4,300	Easterly Government Properties, Inc.	91,762
6,433	Education Realty Trust, Inc.	224,640
34,600	First Industrial Realty Trust, Inc.	1,088,862
2,600	Franklin Street Properties Corp.	27,924
63,150	GEO Group, Inc. (The)	1,490,340
20,700	Getty Realty Corp.	562,212
5,800	Highwoods Properties, Inc.	295,278
4,400	Hudson Pacific Properties, Inc.	150,700
11,700	InfraREIT, Inc.	217,386
6,700	LaSalle Hotel Properties	188,069
5,600	New Senior Investment Group, Inc.	42,336
16,959	NexPoint Residential Trust, Inc.	473,834
30,300	Preferred Apartment Communities, Inc., Class A	613,575
1,375	PS Business Parks, Inc.	171,999
18,600	Ramco-Gershenson Properties Trust	273,978
31,400	Retail Opportunity Investments Corp.	626,430
17,900	Rexford Industrial Realty, Inc.	521,964
17,000	RLJ Lodging Trust	373,490
38,900	Summit Hotel Properties, Inc.	592,447
2,100	Sun Communities, Inc.	194,838
35,825	Sunstone Hotel Investors, Inc.	592,187
1,400	Urban Edge Properties	35,686
18,200	Xenia Hotels & Resorts, Inc.	392,938

	Total Real Estate	12,177,164

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
5,800	IDT Corp., Class B (a)	61,480

	Utilities — 2.9%
	Electric Utilities — 1.6%
1,225	El Paso Electric Co.	67,804
4,600	IDACORP, Inc.	420,256
2,750	MGE Energy, Inc.	173,525
6,300	PNM Resources, Inc.	254,835
29,775	Portland General Electric Co.	1,357,144
58,400	Spark Energy, Inc., Class A	724,160

		2,997,724

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Gas Utilities — 0.8%
10,700	New Jersey Resources Corp.	430,140
10,000	Southwest Gas Holdings, Inc.	804,800
3,700	WGL Holdings, Inc.	317,608

		1,552,548

	Independent Power and Renewable Electricity Producers — 0.5%
37,100	Atlantic Power Corp. (a)	87,185
11,700	Dynegy, Inc. (a)	138,645
10,800	NRG Yield, Inc., Class C	204,120
8,600	Ormat Technologies, Inc.	550,056

		980,006

	Water Utilities — 0.0% (g)
1,900	Consolidated Water Co. Ltd., (Cayman Islands)	23,940

	Total Utilities	5,554,218

	Total Common Stocks (Cost 136,419,392)	186,701,207

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
355	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
3,446,991	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $3,446,991)	3,446,991

	Total Investments — 99.9% (Cost 139,866,383)	190,148,198
	Other Assets in Excess of Liabilities — 0.1%	148,514

	NET ASSETS — 100.0%	$190,296,712

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	42	03/2018	USD	3,226,650	(15,287)

					(15,287)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

REIT	— Real Estate Investment Trust
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$186,701,207
Investments in affiliates, at value	3,446,991
Cash	4,459
Deposits at broker for futures contracts	265,000
Receivables:
Investment securities sold	446,973
Portfolio shares sold	26,348
Dividends from non-affiliates	176,902
Dividends from affiliates	2,587

Total Assets	191,070,467

LIABILITIES:
Payables:
Investment securities purchased	550,320
Portfolio shares redeemed	27,417
Variation margin on futures contracts	27,561
Accrued liabilities:
Investment advisory fees	104,271
Administration fees	13,041
Distribution fees	236
Custodian and accounting fees	9,560
Trustees’ and Chief Compliance Officer’s fees	63
Other	41,286

Total Liabilities	773,755

Net Assets	$190,296,712

NET ASSETS:
Paid-in-Capital	$127,992,669
Accumulated undistributed net investment income	733,284
Accumulated net realized gains (losses)	11,304,231
Net unrealized appreciation (depreciation)	50,266,528

Total Net Assets	$190,296,712

Net Assets:
Class 1	$189,186,215
Class 2	1,110,497

Total	$190,296,712

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	7,377,794
Class 2	43,696

Net Asset Value, offering and redemption price per share (a):
Class 1	$25.64
Class 2	25.41

Cost of investments in non-affiliates	$136,419,392
Cost of investments in affiliates	3,446,991

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,155,876
Dividend income from affiliates	28,876

Total investment income	2,184,752

EXPENSES:
Investment advisory fees	1,155,838
Administration fees	145,015
Distribution fees — Class 2	3,310
Custodian and accounting fees	34,971
Professional fees	58,794
Trustees’ and Chief Compliance Officer’s fees	25,616
Printing and mailing costs	38,107
Transfer agency fees — Class 1	4,987
Transfer agency fees — Class 2	246
Other	15,698

Total expenses	1,482,582

Less fees waived	(9,078)

Net expenses	1,473,504

Net investment income (loss)	711,248

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,988,264
Futures contracts	468,311

Net realized gain (loss)	12,456,575

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	12,321,085
Futures contracts	48,765

Change in net unrealized appreciation/depreciation	12,369,850

Net realized/unrealized gains (losses)	24,826,425

Change in net assets resulting from operations	$25,537,673

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$711,248	$597,757
Net realized gain (loss)	12,456,575	1,267,265
Change in net unrealized appreciation/depreciation	12,369,850	24,980,264

Change in net assets resulting from operations	25,537,673	26,845,286

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(572,218)	(678,458)
From net realized gains	(1,256,277)	(10,603,179)
Class 2
From net investment income	(1,794)	(2,093)
From net realized gains	(10,866)	(98,949)

Total distributions to shareholders	(1,841,155)	(11,382,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,529,189	23,522,371

NET ASSETS:
Change in net assets	27,225,707	38,984,978
Beginning of period	163,071,005	124,086,027

End of period	$190,296,712	$163,071,005

Accumulated undistributed net investment income	$733,284	$616,341

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$40,588,699	$46,155,750
Distributions reinvested	1,828,495	11,281,637
Cost of shares redeemed	(38,267,557)	(34,127,527)

Change in net assets resulting from Class 1 capital transactions	$4,149,637	$23,309,860

Class 2
Proceeds from shares issued	$148,469	$426,340
Distributions reinvested	12,660	101,042
Cost of shares redeemed	(781,577)	(314,871)

Change in net assets resulting from Class 2 capital transactions	$(620,448)	$212,511

Total change in net assets resulting from capital transactions	$3,529,189	$23,522,371

SHARE TRANSACTIONS:
Class 1
Issued	1,735,157	2,327,550
Reinvested	80,057	617,157
Redeemed	(1,619,403)	(1,737,248)

Change in Class 1 Shares	195,811	1,207,459

Class 2
Issued	6,269	21,410
Reinvested	558	5,564
Redeemed	(33,547)	(16,438)

Change in Class 2 Shares	(26,720)	10,536

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio
Class 1
Year Ended December 31, 2017	$22.49	$0.10		$3.30	$3.40	$(0.08)	$(0.17)	$(0.25)
Year Ended December 31, 2016	20.56	0.09		3.65	3.74	(0.11)	(1.70)	(1.81)
Year Ended December 31, 2015	24.06	0.13		(1.19)	(1.06)	(0.03)	(2.41)	(2.44)
Year Ended December 31, 2014	24.03	0.04		1.98	2.02	(0.03)	(1.96)	(1.99)
Year Ended December 31, 2013	16.98	0.05	(d)	7.11	7.16	(0.11)	—	(0.11)

Class 2
Year Ended December 31, 2017	22.30	0.02		3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04		3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07		(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02)		1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(d)	7.09	7.08	(0.07)	—	(0.07)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.64	15.23%	$189,186,215	0.83%	0.40%		0.83%	51%
22.49	20.21	161,500,800	0.87	0.46		0.87	55
20.56	(5.28)	122,865,455	0.85	0.56		0.86	52
24.06	9.59	111,175,638	0.87	0.19		0.87	54
24.03	42.38	105,229,638	0.90	0.24	(d)	0.91	56

25.41	14.93	1,110,497	1.09	0.10		1.10	51
22.30	19.88	1,570,205	1.12	0.20		1.13	55
20.38	(5.55)	1,220,572	1.14	0.30		1.15	52
23.90	9.30	1,600,865	1.12	(0.09)		1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(d)	1.16	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$190,148,198	$—	$—	(b)	$190,148,198

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(15,287)	$—	$—		$(15,287)

(a)	All Portfolio holdings designated in level 1 and level 3 are disclosed individually in the SOI. Level 3 consists of warrants. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the year ended December 31, 2017.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$4,371,484
Ending Notional Balance Long	3,226,650

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(20,293)	$20,293

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2017, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the year ended December 31, 2017 and is in place until at least April 30, 2018.

For the year ended December 31, 2017, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees
$1,013

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2017 was $8,065.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During for the year ended December 31, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2017, the Portfolio incurred $220 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During for the year ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$91,523,654	$87,750,540

During for the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$140,660,124	$55,766,764	$6,293,977	$49,472,787

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$574,009	$1,267,146	$1,841,155

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,081,724	$9,300,955	$11,382,679

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,222,792	$8,606,097	$49,472,787

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the Portfolio did not have any net capital loss carryforwards.

During the year ended December 31, 2017, the Portfolio utilized pre-enactment capital loss carryforwards of $115,035.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2017, the Portfolio had two omnibus accounts which collectively represented 57.9% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Portfolio’s financial statements as of December 31, 2017. The adoption had no effect on the Portfolio’s net assets or results of operations.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Small Cap Core Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,099.00	$4.39	0.83%
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class 2
Actual	1,000.00	1,097.60	5.82	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from a

Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the third, second and first quintiles based upon the Peer Group, and in the fourth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that based upon both the Peer Group and Universe, the Portfolio’s net advisory fee for Class 1 shares were in the second quintile, and actual total expenses were in the second and third quintile based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	31

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 100.0% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2017.

Long Term Capital Gain

The Portfolio distributed $1,267,146, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2017.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved December 2017.	AN-JPMITSCCP-1217

Annual Report

JPMorgan Insurance Trust

December 31, 2017

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

U.S. economic growth accelerated through 2017, supported by synchronized growth in the global economy and central bank policies that helped push equity prices higher in the U.S. as well as most developed market and emerging market nations.

“Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy.” — George C.W. Gatch

During the year, the U.S. entered its third longest economic expansion on record. Gross domestic product (GDP) rose by 1.8%, 1.2% and 3.2% in the first three quarters of 2017, respectively, and preliminary estimates put fourth quarter GDP growth at 2.6%. Unemployment fell steadily to 4.1% in December 2017 from 4.8% at the start of the year — though growth in wages remained weak — and U.S. consumer confidence reached a 17-year high in November 2017. Corporate profits rose strongly and received a boost from stable energy prices and a 10% decline in the value of the U.S. dollar over the course of the year.

Notably, three large hurricanes — along with wildfires and other natural disasters — combined to cause an estimated $306 billion in damage in the U.S., making 2017 the most expensive year to date for natural disasters. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates three times in 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during 2017, which provided support for the domestic economy and for financial markets.

Globally, most developed market and emerging market economies also continued to grow throughout 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade. China’s GDP grew by an estimated 6.8%

in 2017, supported by personal consumption and growth in foreign trade, according to the World Bank.

Roughly 120 countries, comprising three-fourths of global GDP, experienced increased economic growth in 2017 relative to 2016, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns throughout 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities for the year.

In the U.S., the Standard & Poor’s 500 Index (the “S&P 500”) reached 62 new closing highs during 2017 — the second largest number on record — and posted positive total returns (dividends included) in each month of the year for the first time since the current formula of the benchmark index was created in 1957. At the same time, equity market volatility fell to historic lows and by the end of 2017, U.S. stock prices overall hadn’t experienced a decline of 3% or greater for 14 consecutive months. While U.S. fixed income markets largely provided positive returns during the year, they underperformed equity markets.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited external demand and a reduction in U.S. corporate tax rates from the Tax Cuts and Jobs Act of 2017. Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22.33%
S&P 500 Index**	21.83%

Net Assets as of 12/31/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$111,560,628

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. and elsewhere rallied throughout 2017 amid synchronized global economic growth, central bank stimulus and rising corporate profits.

During the year, the Standard & Poor’s 500 Index (S&P 500) reached 62 new closing highs — the most since 1995 — and, for the first time ever, posted positive total returns in all twelve months (when dividends are included). December 2017 marked the fourteenth consecutive month of gains for the S&P 500. In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks generally outperformed value stocks and large caps stocks generally outperformed small cap and mid cap stocks. For the twelve months ended December 31, 2017, the S&P 500 returned 21.83%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the S&P 500 (the “Benchmark”) for the twelve months ended December 31, 2017. The Portfolio’s security selection in the software & services sector and the auto & transportation sector was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the industrial cyclical and pharmaceutical/medical technology sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in UnitedHealth Group Inc., Vertex Pharmaceuticals Inc. and Broadcom Ltd. Shares of UnitedHealth, a health insurer, rose after the company reported better-than-expected earnings. Shares of Vertex Pharmaceuticals, a drug maker, rose amid investor expectations of revenue growth from the company’s cystic fibrosis treatment. Shares of Broadcom, a semiconductor maker, rose after the company forecast better-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Walt Disney Co. and General Electric Co. and its underweight position in Boeing Co. Shares of Walt Disney, a media and entertainment company, fell on lower-than-expected revenue and on news that the company would buy the entertainment assets of 21st Century Fox Inc. Shares of General Electric, an industrial conglomerate, fell amid the company’s efforts to implement a restructuring plan. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest average overweight position compared with the Benchmark was in the insurance sector and its largest average underweight position was in the real estate investment trusts sector.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	3.9
3.	Bank of America Corp.	2.5
4.	Pfizer, Inc.	2.4
5.	Alphabet, Inc., Class A	2.4
6.	Citigroup, Inc.	2.4
7.	Visa, Inc., Class A	2.4
8.	UnitedHealth Group, Inc.	2.3
9.	Amazon.com, Inc.	2.2
10.	Walt Disney Co. (The)	2.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	26.3%
Financials	14.1
Consumer Discretionary	13.8
Health Care	13.8
Industrials	12.0
Consumer Staples	7.3
Energy	6.2
Utilities	2.6
Materials	1.7
Others (each less than 1.0%)	1.1
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2017. The Portfolio’s composition is subject to change.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	22.33%	16.26%	9.27%
CLASS 2 SHARES	August 16, 2006	22.04	15.97	9.00

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 13.9%
	Auto Components — 0.2%
4,389	Delphi Technologies plc (a)	230,291

	Automobiles — 0.3%
25,202	Ford Motor Co.	314,773

	Hotels, Restaurants & Leisure — 0.3%
3,718	Hilton Worldwide Holdings, Inc.	296,919

	Household Durables — 0.3%
4,466	Lennar Corp., Class A	282,430

	Internet & Direct Marketing Retail — 2.5%
2,146	Amazon.com, Inc. (a)	2,509,683
2,255	Expedia, Inc.	270,081

		2,779,764

	Media — 4.3%
1,912	Charter Communications, Inc., Class A (a)	642,356
18,524	Comcast Corp., Class A	741,886
13,950	DISH Network Corp., Class A (a)	666,113
11,942	Twenty-First Century Fox, Inc., Class A	412,357
21,732	Walt Disney Co. (The)	2,336,407

		4,799,119

	Multiline Retail — 0.1%
1,417	Dollar Tree, Inc. (a)	152,058

	Specialty Retail — 4.6%
1,092	AutoZone, Inc. (a)	776,816
5,478	Home Depot, Inc. (The)	1,038,245
19,072	Lowe’s Cos., Inc.	1,772,552
3,820	O’Reilly Automotive, Inc. (a)	918,863
5,289	TJX Cos., Inc. (The)	404,397
877	Ulta Beauty, Inc. (a)	196,150

		5,107,023

	Textiles, Apparel & Luxury Goods — 1.3%
19,465	NIKE, Inc., Class B	1,217,536
1,997	PVH Corp.	274,008

		1,491,544

	Total Consumer Discretionary	15,453,921

	Consumer Staples — 7.3%
	Beverages — 3.1%
23,231	Coca-Cola Co. (The)	1,065,838
9,257	Molson Coors Brewing Co., Class B	759,722
13,496	PepsiCo, Inc.	1,618,441

		3,444,001

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.1%
3,407	Costco Wholesale Corp.	634,111
8,842	CVS Health Corp.	641,045
25,372	Kroger Co. (The)	696,461
5,187	Walgreens Boots Alliance, Inc.	376,680

		2,348,297

	Food Products — 0.8%
21,530	Mondelez International, Inc., Class A	921,484

	Tobacco — 1.3%
13,486	Philip Morris International, Inc.	1,424,796

	Total Consumer Staples	8,138,578

	Energy — 6.2%
	Oil, Gas & Consumable Fuels — 6.2%
4,642	Anadarko Petroleum Corp.	248,997
9,800	Cabot Oil & Gas Corp.	280,280
1,463	Chevron Corp.	183,153
7,620	Concho Resources, Inc. (a)	1,144,676
4,678	Diamondback Energy, Inc. (a)	590,598
17,463	EOG Resources, Inc.	1,884,432
4,685	EQT Corp.	266,670
6,927	Occidental Petroleum Corp.	510,243
9,535	Parsley Energy, Inc., Class A (a)	280,710
7,130	Pioneer Natural Resources Co.	1,232,421
6,501	RSP Permian, Inc. (a)	264,461

	Total Energy	6,886,641

	Financials — 14.1%
	Banks — 6.7%
94,238	Bank of America Corp.	2,781,906
35,862	Citigroup, Inc.	2,668,491
941	First Republic Bank	81,528
23,047	Huntington Bancshares, Inc.	335,564
7,916	SunTrust Banks, Inc.	511,295
18,325	Wells Fargo & Co.	1,111,778

		7,490,562

	Capital Markets — 2.8%
1,828	Ameriprise Financial, Inc.	309,791
4,853	Bank of New York Mellon Corp. (The)	261,382
9,573	Charles Schwab Corp. (The)	491,765
4,459	Intercontinental Exchange, Inc.	314,627
33,914	Morgan Stanley	1,779,468

		3,157,033

	Consumer Finance — 0.8%
9,039	Capital One Financial Corp.	900,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Financial Services — 0.5%
12,220	Voya Financial, Inc.	604,523

	Insurance — 3.3%
20,397	American International Group, Inc.	1,215,253
4,744	Chubb Ltd.	693,241
14,936	Hartford Financial Services Group, Inc. (The)	840,598
17,531	MetLife, Inc.	886,368

		3,635,460

	Total Financials	15,787,682

	Health Care — 13.8%
	Biotechnology — 2.0%
3,020	Biogen, Inc. (a)	962,082
1,525	BioMarin Pharmaceutical, Inc. (a)	135,984
2,062	Incyte Corp. (a)	195,292
6,076	Vertex Pharmaceuticals, Inc. (a)	910,549

		2,203,907

	Health Care Equipment & Supplies — 1.5%
48,089	Boston Scientific Corp. (a)	1,192,126
4,054	Zimmer Biomet Holdings, Inc.	489,196

		1,681,322

	Health Care Providers & Services — 2.9%
860	Aetna, Inc.	155,135
2,839	AmerisourceBergen Corp.	260,677
1,630	Cigna Corp.	331,037
11,646	UnitedHealth Group, Inc.	2,567,477

		3,314,326

	Life Sciences Tools & Services — 0.8%
4,554	Thermo Fisher Scientific, Inc.	864,714

	Pharmaceuticals — 6.6%
2,893	Allergan plc	473,237
11,863	Bristol-Myers Squibb Co.	726,965
10,412	Eli Lilly & Co.	879,398
12,075	Johnson & Johnson	1,687,119
12,641	Merck & Co., Inc.	711,309
4,591	Mylan NV (a)	194,245
74,997	Pfizer, Inc.	2,716,391

		7,388,664

	Total Health Care	15,452,933

	Industrials — 12.0%
	Aerospace & Defense — 3.1%
7,238	General Dynamics Corp.	1,472,571
1,599	L3 Technologies, Inc.	316,362
5,418	Northrop Grumman Corp.	1,662,839

		3,451,772

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.4%
7,942	Delta Air Lines, Inc.	444,752

	Building Products — 0.4%
10,179	Masco Corp.	447,265

	Electrical Equipment — 1.3%
18,943	Eaton Corp. plc	1,496,686

	Industrial Conglomerates — 1.4%
51,671	General Electric Co.	901,659
4,475	Honeywell International, Inc.	686,286

		1,587,945

	Machinery — 2.7%
4,039	Caterpillar, Inc.	636,466
8,843	Ingersoll-Rand plc	788,707
4,049	Snap-on, Inc.	705,741
5,051	Stanley Black & Decker, Inc.	857,104

		2,988,018

	Road & Rail — 2.7%
7,758	CSX Corp.	426,767
6,601	Norfolk Southern Corp.	956,485
12,068	Union Pacific Corp.	1,618,319

		3,001,571

	Total Industrials	13,418,009

	Information Technology — 26.3%
	Internet Software & Services — 5.9%
2,539	Alphabet, Inc., Class A (a)	2,674,582
2,172	Alphabet, Inc., Class C (a)	2,272,781
8,893	Facebook, Inc., Class A (a)	1,569,259

		6,516,622

	IT Services — 5.5%
9,280	Accenture plc, Class A	1,420,675
1,617	Alliance Data Systems Corp.	409,877
8,908	International Business Machines Corp.	1,366,666
23,395	Visa, Inc., Class A	2,667,498
1,825	WEX, Inc. (a)	257,745

		6,122,461

	Semiconductors & Semiconductor Equipment — 5.9%
16,572	Analog Devices, Inc.	1,475,405
2,308	Broadcom Ltd.	592,925
3,308	Maxim Integrated Products, Inc.	172,942
14,030	Microchip Technology, Inc.	1,232,956
5,091	NVIDIA Corp.	985,109
20,740	Texas Instruments, Inc.	2,166,086

		6,625,423

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 5.1%
2,951	Adobe Systems, Inc. (a)	517,133
53,288	Microsoft Corp.	4,558,255
5,635	Oracle Corp.	266,423
3,170	Workday, Inc., Class A (a)	322,516

		5,664,327

	Technology Hardware, Storage & Peripherals — 3.9%
25,809	Apple, Inc.	4,367,657

	Total Information Technology	29,296,490

	Materials — 1.7%
	Chemicals — 0.7%
7,791	DowDuPont, Inc.	554,875
2,167	Eastman Chemical Co.	200,751

		755,626

	Construction Materials — 0.5%
4,018	Vulcan Materials Co.	515,790

	Containers & Packaging — 0.5%
9,832	WestRock Co.	621,481

	Total Materials	1,892,897

	Real Estate — 0.4%
	Equity Real Estate Investment Trusts (REITs) — 0.4%
1,374	AvalonBay Communities, Inc.	245,135
2,170	Vornado Realty Trust	169,651

	Total Real Estate	414,786

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.2%
4,875	Verizon Communications, Inc.	258,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.5%
8,069	T-Mobile US, Inc. (a)	512,462

	Total Telecommunication Services	770,496

	Utilities — 2.6%
	Electric Utilities — 2.4%
5,482	American Electric Power Co., Inc.	403,311
7,830	NextEra Energy, Inc.	1,222,968
4,379	PG&E Corp.	196,310
16,584	Xcel Energy, Inc.	797,856

		2,620,445

	Multi-Utilities — 0.2%
5,773	CMS Energy Corp.	273,063

	Total Utilities	2,893,508

	Total Common Stocks (Cost 81,723,065)	110,405,941

Short-Term Investment — 1.1%
	Investment Company — 1.1%
1,222,588	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $1,222,588)	1,222,588

	Total Investments — 100.1% (Cost 82,945,653)	111,628,529
	Liabilities in Excess of Other Assets — (0.1)%	(67,901)

	NET ASSETS — 100.0%	$111,560,628

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	5	03/2018	USD	669,000	4,165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF DECEMBER 31, 2017

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$110,405,941
Investments in affiliates, at value	1,222,588
Cash	279
Deposits at broker for futures contracts	130,000
Receivables:
Investment securities sold	218,251
Portfolio shares sold	41,415
Dividend from non-affiliates	92,129
Dividends from affiliates	1,549

Total Assets	112,112,152

LIABILITIES:
Payables:
Investment securities purchased	359,095
Portfolio shares redeemed	87,112
Variation margin on futures contracts	3,013
Accrued liabilities:
Investment advisory fees	45,356
Administration fees	7,241
Distribution fees	3,090
Custodian and accounting fees	10,002
Trustees’ and Chief Compliance Officer’s fees	136
Audit fees	29,525
Other	6,954

Total Liabilities	551,524

Net Assets	$111,560,628

NET ASSETS:
Paid-in-Capital	$70,455,110
Accumulated undistributed net investment income	834,647
Accumulated net realized gains (losses)	11,583,830
Net unrealized appreciation (depreciation)	28,687,041

Total Net Assets	$111,560,628

Net Assets:
Class 1	$97,286,462
Class 2	14,274,166

Total	$111,560,628

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,999,556
Class 2	444,983

Net Asset Value, offering and redemption price per share (a):
Class 1	$32.43
Class 2	32.08

Cost of investments in non-affiliates	$81,723,065
Cost of investments in affiliates	1,222,588

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,728,079
Dividend income from affiliates	9,681

Total investment income	1,737,760

EXPENSES:
Investment advisory fees	580,700
Administration fees	86,108
Distribution fees — Class 2	34,138
Custodian and accounting fees	39,655
Professional fees	55,972
Trustees’ and Chief Compliance Officer’s fees	25,705
Printing and mailing costs	30,464
Transfer agency fees — Class 1	2,234
Transfer agency fees — Class 2	24
Other	10,625

Total expenses	865,625

Less fees waived	(35,764)
Less expense reimbursements	(214)

Net expenses	829,647

Net investment income (loss)	908,113

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,291,463
Futures contracts	26,843

Net realized gain (loss)	13,318,306

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,991,971
Futures contracts	4,165

Change in net unrealized appreciation/depreciation	6,996,136

Net realized/unrealized gains (losses)	20,314,442

Change in net assets resulting from operations	$21,222,555

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$908,113	$912,612
Net realized gain (loss)	13,318,306	1,111,122
Change in net unrealized appreciation/depreciation	6,996,136	8,001,760

Change in net assets resulting from operations	21,222,555	10,025,494

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(798,168)	(841,979)
From net realized gains	(897,055)	(2,988,480)
Class 2
From net investment income	(94,733)	(87,125)
From net realized gains	(138,618)	(431,986)

Total distributions to shareholders	(1,928,574)	(4,349,570)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,690,499)	(3,628,021)

NET ASSETS:
Change in net assets	11,603,482	2,047,903
Beginning of period	99,957,146	97,909,243

End of period	$111,560,628	$99,957,146

Accumulated undistributed net investment income	$834,647	$852,570

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$10,490,572	$5,561,089
Distributions reinvested	1,695,223	3,830,459
Cost of shares redeemed	(19,596,047)	(13,113,311)

Change in net assets resulting from Class 1 capital transactions	$(7,410,252)	$(3,721,763)

Class 2
Proceeds from shares issued	$3,044,402	$5,511,441
Distributions reinvested	233,351	519,111
Cost of shares redeemed	(3,558,000)	(5,936,810)

Change in net assets resulting from Class 2 capital transactions	$(280,247)	$93,742

Total change in net assets resulting from capital transactions	$(7,690,499)	$(3,628,021)

SHARE TRANSACTIONS:
Class 1
Issued	353,589	221,761
Reinvested	58,638	155,710
Redeemed	(664,413)	(519,009)

Change in Class 1 Shares	(252,186)	(141,538)

Class 2
Issued	104,979	220,937
Reinvested	8,148	21,292
Redeemed	(119,787)	(241,716)

Change in Class 2 Shares	(6,660)	513

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2017	$27.03	$0.26	(c)	$5.69	$5.95	$(0.26)	$(0.29)	$(0.55)
Year Ended December 31, 2016	25.50	0.26	(c)	2.42	2.68	(0.25)	(0.90)	(1.15)
Year Ended December 31, 2015	26.75	0.26	(c)	0.01	0.27	(0.30)	(1.22)	(1.52)
Year Ended December 31, 2014	23.71	0.31	(d)	2.96	3.27	(0.23)	—	(0.23)
Year Ended December 31, 2013	17.63	0.21	(c)	6.13	6.34	(0.26)	—	(0.26)

Class 2
Year Ended December 31, 2017	26.74	0.19	(c)	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	(c)	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	(c)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(d)	2.91	3.18	(0.20)	—	(0.20)
Year Ended December 31, 2013	17.54	0.16	(c)	6.08	6.24	(0.25)	—	(0.25)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$32.43	22.28%	$97,286,462	0.75%	0.89%		0.79%	91%
27.03	10.98	87,878,389	0.80	0.98		0.80	61
25.50	0.86	86,524,771	0.76	0.98		0.76	63
26.75	13.90	91,227,570	0.78	1.16	(d)	0.80	78
23.71	36.29	87,386,499	0.79	1.02		0.80	80

32.08	22.04	14,274,166	1.00	0.65		1.03	91
26.74	10.65	12,078,757	1.05	0.73		1.05	61
25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(d)	1.04	78
23.53	35.90	5,623,314	1.02	0.77		1.04	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$111,628,529	$—	$—	$111,628,529

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,165	$—	$—	$4,165

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2017.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$204,379
Ending Notional Balance Long	669,000

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(33,135)	$33,135

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2017, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The expense limitation agreement was in effect for the year ended December 31, 2017 and is in place until at least April 30, 2018.

For the year ended December 31, 2017, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$33,033	$398	$33,431	$214

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2017 was $2,333.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2017, the Portfolio incurred $1 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$95,288,722	$103,891,228

During the year ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$84,430,688	$28,329,696	$1,127,690	$27,202,006

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,043,674	$884,900	$1,928,574

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$929,104	$3,420,466	$4,349,570

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,866,234	$10,051,845	$27,202,006

The cumulative timing differences primarily consist of wash sale loss deferrals.

At December 31, 2017, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2017, the Portfolio had three omnibus accounts which collectively represented 62.9% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Portfolio’s financial statements as of December 31, 2017. The adoption had no effect on the Portfolio’s net assets or result of operations.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust U.S. Equity Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,117.50	$3.84	0.72%
Hypothetical	1,000.00	1,021.58	3.67	0.72
Class 2
Actual	1,000.00	1,116.20	5.17	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attrib-

uted different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfo-

lio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2016, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	27

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2017.

Long-Term Capital Gain

The portfolio distributed $884,900, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2017.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	AN-JPMITUSEP-1217

Annual Report

JPMorgan Insurance Trust

December 31, 2017

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

U.S. economic growth accelerated through 2017, supported by synchronized growth in the global economy and central bank policies that helped push equity prices higher in the U.S. as well as most developed market and emerging market nations.

“Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy.” — George C.W. Gatch

During the year, the U.S. entered its third longest economic expansion on record. Gross domestic product (GDP) rose by 1.8%, 1.2% and 3.2% in the first three quarters of 2017, respectively, and preliminary estimates put fourth quarter GDP growth at 2.6%. Unemployment fell steadily to 4.1% in December 2017 from 4.8% at the start of the year — though growth in wages remained weak — and U.S. consumer confidence reached a 17-year high in November 2017. Corporate profits rose strongly and received a boost from stable energy prices and a 10% decline in the value of the U.S. dollar over the course of the year.

Notably, three large hurricanes — along with wildfires and other natural disasters — combined to cause an estimated $306 billion in damage in the U.S., making 2017 the most expensive year to date for natural disasters. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates three times in 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during 2017, which provided support for the domestic economy and for financial markets.

Globally, most developed market and emerging market economies also continued to grow throughout 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade. China’s GDP grew by an estimated 6.8%

in 2017, supported by personal consumption and growth in foreign trade, according to the World Bank.

Roughly 120 countries, comprising three-fourths of global GDP, experienced increased economic growth in 2017 relative to 2016, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns throughout 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities for the year.

In the U.S., the Standard & Poor’s 500 Index (the “S&P 500”) reached 62 new closing highs during 2017 — the second largest number on record — and posted positive total returns (dividends included) in each month of the year for the first time since the current formula of the benchmark index was created in 1957. At the same time, equity market volatility fell to historic lows and by the end of 2017, U.S. stock prices overall hadn’t experienced a decline of 3% or greater for 14 consecutive months. While U.S. fixed income markets largely provided positive returns during the year, they underperformed equity markets.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited external demand and a reduction in U.S. corporate tax rates from the Tax Cuts and Jobs Act of 2017. Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	11.70%
MSCI World Index (net of foreign withholding taxes)	22.40%
Income Builder Composite Benchmark	14.52%

Net Assets as of 12/31/2017	$50,898,316

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. and elsewhere rallied throughout 2017 amid synchronized global economic growth, central bank stimulus and rising corporate profits.

During the year, the Standard & Poor’s 500 Index (S&P 500) reached 62 new closing highs — the most since 1995 — and, for the first time ever, posted positive total returns in all twelve months (when dividends are included). December 2017 marked the fourteenth consecutive month of gains for the S&P 500. In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year, and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks generally outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks. Meanwhile, fixed-income securities experienced positive but lackluster returns. High yield bonds (also known as “junk bonds”) slightly outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Bloomberg Barclays Aggregate Index, for the twelve months ended December 31, 2017.

The Portfolio’s allocation to fixed-income securities, which broadly underperformed global equity, detracted from the Fund’s performance relative to the Benchmark.

Relative to the Composite, the Portfolio’s underweight allocation to U.S. equity was a leading detractor from performance. The Portfolio’s allocation to international developed market and emerging market equity, as well as its allocation to corporate bonds, made a positive contribution to relative performance. The Portfolio’s broadly increased weighting in equities during 2017 also helped relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The portfolio managers increased their allocation to equities given their expectation for better global economic growth and relatively slow tightening by global central banks.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	5.5%
2.	JPMorgan Equity Income Fund, Class R6 Shares	3.6
3.	HSBC Holdings plc, (United Kingdom)	0.6
4.	Novartis AG (Registered), (Switzerland)	0.6
5.	Rio Tinto plc, (United Kingdom)	0.6
6.	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	0.6
7.	Occidental Petroleum Corp.	0.6
8.	RAMP Trust, Series 2005-RS6, Class M4, 2.53%, 06/25/2035	0.5
9.	Vodafone Group plc, (United Kingdom)	0.5
10.	Pfizer, Inc.	0.5

PORTFOLIO COMPOSITION***
Common Stocks	40.2%
Corporate Bonds	38.6
Investment Companies	9.1
Asset-Backed Securities	4.5
Collateralized Mortgage Obligations	3.4
Others (each less than 1.0%)	2.1
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Portfolio’s composition is subject to change.

ADR	— American Depositary Receipt

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	11.89%	5.92%	5.74%
CLASS 2 SHARES	December 9, 2014	11.70	5.68	5.51

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index, does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The

MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 4.5%
	United States — 4.5%
60,040	ABFC Trust, Series 2004-OPT5, Class A1, 2.25%, 06/25/2034 (z) (bb)	58,536
109,513	ACE Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M1, 2.53%, 11/25/2033 (z)	107,531
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
62,431	Series 2003-10, Class M1, 2.60%, 12/25/2033 (z) (bb)	61,617
82,128	Series 2003-10, Class M2, 4.10%, 12/25/2033 (z) (bb)	80,501
24,364	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.61%, 03/25/2027 (bb)	24,292
87,945	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class M2, 4.03%, 11/25/2033 (z) (bb)	88,446
31,328	Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M2, 3.43%, 07/25/2034 (z) (bb)	31,250
	Countrywide Asset-Backed Certificates,
30,276	Series 2004-2, Class M1, 2.30%, 05/25/2034 (z) (bb)	30,227
101,301	Series 2006-19, Class 2A2, 1.71%, 03/25/2037 (z) (bb)	100,365
	CWABS, Inc. Asset-Backed Certificates Trust,
82,347	Series 2004-5, Class M3, 3.28%, 07/25/2034 (z) (bb)	81,931
51,467	Series 2004-5, Class M5, 3.88%, 05/25/2034 (z)	49,728
	Fremont Home Loan Trust,
80,664	Series 2003-A, Class M1, 2.53%, 08/25/2033 (z) (bb)	77,871
74,483	Series 2004-1, Class M4, 2.98%, 02/25/2034 (z) (bb)	74,796
206,617	GSAMP Trust, Series 2003-SEA, Class A1, 1.95%, 02/25/2033 (z) (bb)	203,428
	Home Equity Asset Trust,
95,913	Series 2005-7, Class M1, 2.00%, 01/25/2036 (z) (bb)	96,251
47,857	Series 2007-2, Class 2A2, 1.74%, 07/25/2037 (z) (bb)	47,721
65,815	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, 1.74%, 06/25/2036 (z) (bb)	63,952
37,877	Mastr Asset-Backed Securities Trust, Series 2004-OPT2, Class M1, 2.45%, 09/25/2034 (z) (bb)	37,329

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Morgan Stanley ABS Capital I, Inc. Trust,
36,075	Series 2003-NC10, Class M1, 2.57%, 10/25/2033 (z) (bb)	35,727
168,530	Series 2003-SD1, Class M1, 3.80%, 03/25/2033 (z) (bb)	164,049
85,334	Series 2004-HE3, Class M1, 2.41%, 03/25/2034 (z) (bb)	83,001
66,594	Series 2004-NC7, Class M2, 2.48%, 07/25/2034 (z) (bb)	67,145
250,000	RAMP Trust, Series 2005-RS6, Class M4, 2.53%, 06/25/2035 (z) (bb)	250,129
37,783	Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 2.05%, 12/25/2033 (z)	37,138
117,692	Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP2, Class M3, 3.58%, 08/25/2034 (z) (bb)	111,968
20,689	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, 2.53%, 10/25/2033 (z) (bb)	20,616
115,450	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC6, Class A4, 1.72%, 01/25/2037 (z)	111,898
75,539	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3, Class A2, 1.70%, 01/25/2037 (z) (bb)	74,928

	Total Asset-Backed Securities (Cost $2,175,123)	2,272,371

Collateralized Mortgage Obligations — 3.4%
	United States — 3.4%
45,732	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 3.56%, 06/25/2045 (z)	46,306
32,587	Banc of America Funding Trust, Series 2006-A, Class 1A1, 3.63%, 02/20/2036 (z)	32,259
20,704	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, 3.46%, 02/25/2035 (z)	20,479
59,236	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, 3.52%, 05/25/2035 (z)	60,065
	Bear Stearns ARM Trust
139,470	Series 2004-9, Class 22A1, 3.87%, 11/25/2034 (z)	139,969
32,633	Series 2006-1, Class A1, 3.67%, 02/25/2036 (z)	32,696
73,650	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, 3.41%, 09/25/2035 (z)	74,479

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	United States — continued
20,492	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, 3.49%, 02/25/2035 (z)	20,405
208,058	FNMA, Connecticut Avenue Securities, Series 2017-C05, Class 1M1, 2.10%, 01/25/2030 (z)	208,323
60,385	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, 1.99%, 05/25/2035 (z)	57,787
	Impac CMB Trust
76,820	Series 2004-6, Class 1A2, 2.33%, 10/25/2034 (z)	75,213
114,886	Series 2004-7, Class 1A2, 2.47%, 11/25/2034 (z)	111,638
180,947	Series 2005-8, Class 1AM, 2.25%, 02/25/2036 (z)	165,617
12,472	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/2036	12,067
33,636	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 3.60%, 04/21/2034 (z)	34,412
18,672	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, 5.17%, 01/25/2037 (z)	18,054
39,913	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, 3.53%, 07/25/2034 (z)	39,338
69,281	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-5, Class 1APT, 1.83%, 12/25/2035 (z)	67,380
13,018	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.00%, 08/25/2019	12,980
	WaMu Mortgage Pass-Through Certificates Trust
29,022	Series 2005-AR3, Class A1, 3.08%, 03/25/2035 (z)	28,517
49,651	Series 2005-AR5, Class A6, 3.03%, 05/25/2035 (z)	49,973
	Wells Fargo Mortgage-Backed Securities Trust
51,055	Series 2004-EE, Class 2A2, 3.42%, 12/25/2034 (z)	52,374
61,296	Series 2004-W, Class A1, 3.71%, 11/25/2034 (z)	61,726
41,604	Series 2004-Z, Class 2A2, 3.74%, 12/25/2034 (z)	42,327
15,560	Series 2005-16, Class A8, 5.75%, 01/25/2036	16,580

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
30,870	Series 2005-AR1, Class 1A1, 3.25%, 02/25/2035 (z)	31,448
25,567	Series 2005-AR2, Class 2A2, 3.28%, 03/25/2035 (z)	25,848
54,426	Series 2005-AR3, Class 1A1, 3.46%, 03/25/2035 (z)	55,866
40,135	Series 2005-AR3, Class 2A1, 3.54%, 03/25/2035 (z)	40,650
47,507	Series 2006-AR2, Class 2A3, 3.54%, 03/25/2036 (z)	47,893
40,064	Series 2006-AR3, Class A3, 3.27%, 03/25/2036 (z)	39,685

	Total Collateralized Mortgage Obligations (Cost $1,678,297)	1,722,354

Commercial Mortgage-Backed Security — 0.1%
	United States — 0.1%
57,761	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, 5.45%, 09/15/2039 (z) (Cost $56,128)	45,891

SHARES
Common Stocks — 39.6%
	Australia — 0.5%
3,053	BHP Billiton plc	61,733
9,053	Goodman Group	59,320
30,973	Mirvac Group	56,643
27,939	Scentre Group	91,136

		268,832

	Belgium — 0.2%
445	Ageas	21,738
334	KBC Group NV	28,462
461	Proximus SADP	15,128
269	Warehouses De Pauw CVA	30,133

		95,461

	Brazil — 1.0%
20,983	Ambev SA (Preference)	134,611
13,154	BB Seguridade Participacoes SA	112,978
7,600	Cielo SA	53,888
6,853	Engie Brasil Energia SA	73,362
8,160	Itau Unibanco Holding SA (Preference)	104,746
1,542	Smiles Fidelidade SA (a)	35,283

		514,868

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Canada — 0.3%
1,592	Allied Properties REIT	53,295
1,803	TransCanada Corp.	87,754

		141,049

	Chile — 0.3%
4,134	Banco Santander Chile, ADR	129,270

	China — 0.8%
8,000	China Mobile Ltd.	80,896
62,000	China Resources Power Holdings Co. Ltd.	115,317
144,000	CNOOC Ltd.	206,729

		402,942

	Czech Republic — 0.4%
2,398	Komercni banka A/S	103,042
22,174	Moneta Money Bank A/S, Reg. S (e)	85,800

		188,842

	Denmark — 0.4%
751	Danske Bank A/S	29,230
1,491	Novo Nordisk A/S, Class B	80,120
393	Pandora A/S	42,718
1,458	Tryg A/S	36,472

		188,540

	Finland — 0.8%
847	Elisa OYJ	33,222
1,888	Fortum OYJ	37,366
417	Neste OYJ	26,693
808	Nokian Renkaat OYJ	36,646
888	Sampo OYJ, Class A	48,736
1,762	Stora Enso OYJ, Class R	27,915
6,160	UPM-Kymmene OYJ	191,236

		401,814

	France — 2.6%
4,575	AXA SA	135,572
1,053	BNP Paribas SA	78,331
406	Bouygues SA	21,066
508	Cie de Saint-Gobain	27,958
777	Cie Generale des Etablissements Michelin	111,154
966	CNP Assurances	22,283
2,266	Credit Agricole SA	37,416
2,562	Engie SA	44,045
1,221	Eutelsat Communications SA	28,269
343	Fonciere Des Regions	38,831
127	Gecina SA	23,451

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
526	Klepierre SA	23,120
4,656	Natixis SA	36,776
947	Peugeot SA	19,235
244	Renault SA	24,492
1,160	Sanofi	99,867
922	Schneider Electric SE (a)	78,168
907	SCOR SE	36,456
1,007	Societe Generale SA	51,916
1,988	TOTAL SA	109,738
681	Unibail-Rodamco SE	171,375
924	Veolia Environnement SA	23,561
823	Vinci SA	84,022

		1,327,102

	Germany — 1.8%
779	Allianz SE (Registered)	178,273
4,052	Aroundtown SA	31,193
238	Axel Springer SE	18,559
624	BASF SE	68,410
341	Bayerische Motoren Werke AG	35,356
2,154	Daimler AG (Registered)	182,143
2,417	Deutsche Telekom AG (Registered)	42,724
685	Deutsche Wohnen SE	29,877
2,725	E.ON SE	29,529
669	Evonik Industries AG	25,127
311	Hannover Rueck SE	39,019
203	HUGO BOSS AG	17,226
487	METRO AG (a)	9,700
129	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	27,858
879	Schaeffler AG (Preference)	15,510
538	Siemens AG (Registered)	74,490
2,162	TUI AG	44,791
558	Vonovia SE	27,647

		897,432

	Hong Kong — 0.8%
4,400	Hang Seng Bank Ltd.	109,159
62,000	HKT Trust & HKT Ltd.	79,039
1,900	Hongkong Land Holdings Ltd.	13,364
6,000	Link REIT	55,511
12,000	New World Development Co. Ltd.	17,986
15,600	Sands China Ltd.	80,297
46,500	WH Group Ltd., Reg. S (e)	52,494

		407,850

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hungary — 0.2%
2,674	OTP Bank plc	110,439

	India — 0.2%
7,692	Infosys Ltd., ADR	124,764

	Indonesia — 0.2%
3,708	Telekomunikasi Indonesia Persero Tbk. PT, ADR	119,472

	Ireland — 0.0% (g)
2,229	Bank of Ireland Group plc	18,975

	Italy — 0.7%
1,510	Assicurazioni Generali SpA	27,484
693	Atlantia SpA	21,848
23,263	Enel SpA	143,050
17,008	Intesa Sanpaolo SpA	56,430
1,672	Mediobanca SpA	18,945
4,054	Poste Italiane SpA, Reg. S (e)	30,523
5,267	Snam SpA	25,795
3,356	Terna Rete Elettrica Nazionale SpA	19,509

		343,584

	Japan — 0.9%
9	Activia Properties, Inc.	37,671
1,800	Bridgestone Corp.	83,308
1,700	Daiwa House Industry Co. Ltd.	65,191
1,100	Japan Airlines Co. Ltd.	42,977
58	Japan Hotel REIT Investment Corp.	38,916
2,300	Japan Tobacco, Inc.	74,067
26	Nippon Prologis REIT, Inc.	54,988
1,300	Nippon Telegraph & Telephone Corp.	61,118
12	Orix JREIT, Inc.	16,625

		474,861

	Mexico — 0.6%
18,652	Bolsa Mexicana de Valores SAB de CV	32,072
43,393	Fibra Uno Administracion SA de CV	64,199
63,676	Kimberly-Clark de Mexico SAB de CV, Class A	112,115
34,689	Wal-Mart de Mexico SAB de CV	85,071

		293,457

	Netherlands — 1.3%
691	ABN AMRO Group NV, Reg. S, CVA (e)	22,278
6,526	Aegon NV	41,466
280	Akzo Nobel NV	24,569
232	Eurocommercial Properties NV, CVA	10,107
6,707	ING Groep NV	123,119
5,835	Koninklijke Ahold Delhaize NV	128,271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — continued
7,396	Koninklijke KPN NV	25,822
1,329	NN Group NV	57,484
302	Randstad Holding NV	18,530
5,786	Royal Dutch Shell plc, Class B	194,838
675	Vastned Retail NV	33,449

		679,933

	Norway — 0.3%
1,332	DNB ASA	24,657
1,291	Gjensidige Forsikring ASA	24,351
2,278	Statoil ASA	48,769
1,939	Telenor ASA	41,508

		139,285

	Portugal — 0.1%
4,768	EDP—Energias de Portugal SA	16,505
1,180	Galp Energia SGPS SA	21,680

		38,185

	Russia — 0.9%
970	LUKOIL PJSC, ADR	55,267
2,955	MMC Norilsk Nickel PJSC, ADR	55,140
66,833	Moscow Exchange MICEX-RTS PJSC	126,088
1,487	PhosAgro PJSC, Reg. S, GDR	22,736
25,370	Sberbank of Russia PJSC	99,098
4,979	Sberbank of Russia PJSC, ADR	84,792
1,552	Severstal PJSC, Reg. S, GDR	23,922

		467,043

	Singapore — 0.3%
20	Ascendas REIT	41
30,947	CapitaLand Commercial Trust	44,577
3,500	City Developments Ltd.	32,550
3,500	DBS Group Holdings Ltd.	64,737

		141,905

	South Africa — 1.0%
13,396	AVI Ltd.	119,706
4,785	Barclays Africa Group Ltd.	70,098
2,260	Bid Corp. Ltd.	54,929
27,508	FirstRand Ltd.	148,917
8,583	MMI Holdings Ltd.	14,568
712	Mondi plc	18,504
2,608	SPAR Group Ltd. (The)	42,860
5,663	Vodacom Group Ltd.	66,412

		535,994

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 0.6%
647	Kangwon Land, Inc. (a)	21,031
984	KT&G Corp.	106,162
40	Samsung Electronics Co. Ltd.	95,036
170	Samsung Fire & Marine Insurance Co. Ltd. (a)	42,388
1,547	SK Telecom Co. Ltd., ADR	43,177

		307,794

	Spain — 1.2%
2,010	Abertis Infraestructuras SA	44,722
508	ACS Actividades de Construccion y Servicios SA	19,844
104	Aena SME SA, Reg. S (e)	21,047
5,188	Banco Bilbao Vizcaya Argentaria SA	44,089
11,851	Banco de Sabadell SA	23,494
10,760	Banco Santander SA	70,545
3,257	Bankia SA	15,546
1,827	Bankinter SA	17,283
7,990	CaixaBank SA	37,144
1,288	Enagas SA	36,836
1,298	Endesa SA	27,761
20,881	Iberdrola SA	161,646
1,491	Red Electrica Corp. SA	33,469
2,477	Repsol SA	43,735

		597,161

	Sweden — 0.7%
560	Electrolux AB, Series B	18,029
534	ICA Gruppen AB	19,400
585	Kinnevik AB, Class B	19,768
10,108	Nordea Bank AB	122,387
3,352	Skandinaviska Enskilda Banken AB, Class A	39,360
946	SKF AB, Class B	21,016
3,040	Svenska Handelsbanken AB, Class A	41,545
1,697	Swedbank AB, Class A	40,940
498	Swedish Match AB	19,617
3,071	Tele2 AB, Class B	37,743

		379,805

	Switzerland — 1.7%
2,370	Credit Suisse Group AG (Registered) (a)	42,271
1,642	Ferguson plc	117,836
10,154	Glencore plc (a)	53,146
1,265	LafargeHolcim Ltd. (Registered) (a)	71,247
3,418	Novartis AG (Registered)	287,632
1,815	Swiss Re AG	169,740
2,772	UBS Group AG (Registered) (a)	50,929
312	Zurich Insurance Group AG	94,862

		887,663

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — 1.9%
7,000	Asustek Computer, Inc.	65,746
11,000	Chicony Electronics Co. Ltd.	27,642
11,000	Delta Electronics, Inc.	52,848
7,000	MediaTek, Inc.	68,809
49,000	Mega Financial Holding Co. Ltd.	39,511
16,000	Novatek Microelectronics Corp.	60,827
9,000	President Chain Store Corp.	85,713
29,000	Quanta Computer, Inc.	60,322
26,000	Taiwan Mobile Co. Ltd.	93,923
6,954	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	275,726
51,000	Vanguard International Semiconductor Corp.	112,927

		943,994

	Thailand — 0.4%
4,400	Siam Cement PCL (The), NVDR	65,247
22,300	Siam Commercial Bank PCL (The), NVDR	102,356
18,900	Thai Oil PCL	60,023

		227,626

	Turkey — 0.3%
1,820	Ford Otomotiv Sanayi A/S	28,929
6,420	Tofas Turk Otomobil Fabrikasi A/S	55,872
2,079	Tupras Turkiye Petrol Rafinerileri A/S	66,624

		151,425

	United Arab Emirates — 0.2%
15,550	Emaar Development PJSC (a)	21,551
26,776	First Abu Dhabi Bank PJSC	74,727

		96,278

	United Kingdom — 4.9%
1,689	3i Group plc	20,793
1,950	Anglo American plc	40,558
7,161	Aviva plc	48,840
4,591	Barratt Developments plc	40,049
998	Berkeley Group Holdings plc	56,552
15,303	BP plc	107,355
2,254	British American Tobacco plc	152,368
8,290	British Land Co. plc (The)	77,208
1,435	Compass Group plc	30,942
29,215	Direct Line Insurance Group plc	150,334
878	easyJet plc	17,355
2,012	GlaxoSmithKline plc	35,631
2,952	Hammerson plc	21,780
13,600	HSBC Holdings plc	139,826

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
14,829	HSBC Holdings plc	153,155
1,017	IMI plc	18,303
2,377	International Consolidated Airlines Group SA	20,599
12,736	Legal & General Group plc	46,889
77,171	Lloyds Banking Group plc	70,765
310	Meggitt plc	2,013
4,084	NewRiver REIT plc	18,439
413	Next plc	25,172
7,915	Old Mutual plc	24,760
3,496	Persimmon plc	129,237
1,958	Prudential plc	50,145
5,362	Rio Tinto plc	281,278
2,283	RSA Insurance Group plc	19,460
6,704	Safestore Holdings plc	45,005
379	Schroders plc	17,940
6,426	Segro plc	50,865
572	Severn Trent plc	16,667
874	Smiths Group plc	17,541
1,143	St James’s Place plc	18,883
7,222	Standard Life Aberdeen plc	42,480
1,987	Tate & Lyle plc	18,834
38,033	Taylor Wimpey plc	105,987
11,500	Tritax Big Box REIT plc	23,119
1,779	Unilever plc	98,674
77,242	Vodafone Group plc	244,162

		2,499,963

	United States — 11.1%
720	Accenture plc, Class A	110,225
377	Alexandria Real Estate Equities, Inc.	49,232
1,071	Altria Group, Inc.	76,480
214	American Tower Corp.	30,531
763	Analog Devices, Inc.	67,930
625	Apple, Inc.	105,769
3,648	AT&T, Inc.	141,834
765	AvalonBay Communities, Inc.	136,484
1,870	Avaya Holdings Corp. (a)	32,818
2,861	Brandywine Realty Trust	52,042
1,389	Brixmor Property Group, Inc.	25,919
1,056	Camden Property Trust	97,215
510	CME Group, Inc.	74,486
3,603	Comcast Corp., Class A	144,300
1,385	Digital Realty Trust, Inc.	157,752
1,792	DowDuPont, Inc.	127,626
780	Duke Realty Corp.	21,224

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
1,194	Eaton Corp. plc	94,338
529	Equity LifeStyle Properties, Inc.	47,092
359	Equity Residential	22,893
575	Extra Space Storage, Inc.	50,284
6,368	Ford Motor Co.	79,536
1,386	Gramercy Property Trust	36,951
3,434	HCP, Inc.	89,559
1,161	Healthcare Trust of America, Inc., Class A	34,876
1,130	Highwoods Properties, Inc.	57,528
587	Home Depot, Inc. (The)	111,254
3,020	HP, Inc.	63,450
1,047	International Business Machines Corp.	160,631
461	JBG SMITH Properties	16,011
1,010	Johnson & Johnson	141,117
2,526	Kimco Realty Corp.	45,847
2,855	Kinder Morgan, Inc.	51,590
1,485	LaSalle Hotel Properties	41,684
1,363	Liberty Property Trust	58,623
378	Microchip Technology, Inc.	33,219
2,116	Microsoft Corp.	181,003
758	Mid-America Apartment Communities, Inc.	76,224
2,829	Morgan Stanley	148,438
964	National Health Investors, Inc.	72,666
1,253	NextEra Energy, Inc.	195,706
3,731	Occidental Petroleum Corp.	274,825
1,282	PepsiCo, Inc.	153,737
6,628	Pfizer, Inc.	240,066
1,696	Philip Morris International, Inc.	179,182
2,495	Prologis, Inc.	160,952
660	Public Storage	137,940
725	Quality Care Properties, Inc. (a)	10,012
528	Realty Income Corp.	30,107
381	Regency Centers Corp.	26,382
1,072	RLJ Lodging Trust	23,552
1,170	Senior Housing Properties Trust	22,406
656	Simon Property Group, Inc.	112,661
1,196	STORE Capital Corp.	31,144
578	Sunstone Hotel Investors, Inc.	9,554
1,198	Texas Instruments, Inc.	125,119
596	Union Pacific Corp.	79,924
657	UnitedHealth Group, Inc.	144,842
1,289	Valero Energy Corp.	118,472
123	Ventas, Inc.	7,381
1,456	Vornado Realty Trust	113,830

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
2,522	Wells Fargo & Co.	153,010
2,278	Xcel Energy, Inc.	109,596

		5,627,081

	Total Common Stocks (Cost $17,771,362)	20,170,689

PRINCIPAL AMOUNT($)
Convertible Bonds — 0.0% (g)
	United States — 0.0% (g)
	Liberty Interactive LLC,
1,998	3.75%, 02/15/2030	1,379
3,000	4.00%, 11/15/2029	2,085

	Total Convertible Bonds (Cost $3,205)	3,464

Corporate Bonds — 38.1%
	Australia — 0.6%
200,000	Australia & New Zealand Banking Group Ltd., (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 06/15/2026 (e) (x) (y) (aa)	227,500
35,000	BlueScope Steel Finance Ltd., 6.50%, 05/15/2021 (e)	36,487
	FMG Resources August 2006 Pty. Ltd.,
11,000	4.75%, 05/15/2022 (e)	11,138
12,000	5.13%, 05/15/2024 (e)	12,150

		287,275

	Belgium — 0.1%
20,000	Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/2046	23,159
15,000	Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/2048	16,325

		39,484

	Brazil — 0.3%
	JBS USA LUX SA,
45,000	5.75%, 06/15/2025 (e)	43,819
84,000	7.25%, 06/01/2021 (e)	85,365

		129,184

	Canada — 1.9%
39,000	1011778 BC ULC, 4.25%, 05/15/2024 (e)	38,903
15,000	ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023 (e)	15,712
	Bombardier, Inc.,
14,000	7.50%, 12/01/2024 (e)	14,210

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Canada — continued
97,000	7.50%, 03/15/2025 (e)	97,727
16,000	8.75%, 12/01/2021 (e)	17,600
	Cenovus Energy, Inc.,
15,000	5.40%, 06/15/2047	15,772
20,000	6.75%, 11/15/2039	24,159
13,000	Cott Holdings, Inc., 5.50%, 04/01/2025 (e)	13,374
95,000	Emera, Inc., Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/2076 (aa)	106,875
	Enbridge, Inc.,
55,000	(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/2077 (aa)	54,715
15,000	(ICE LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/2077 (aa)	15,600
15,000	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2024 (e)	16,050
85,000	GW Honos Security Corp., 8.75%, 05/15/2025 (e)	91,375
10,000	Hudbay Minerals, Inc., 7.25%, 01/15/2023 (e)	10,600
9,000	Jupiter Resources, Inc., 8.50%, 10/01/2022 (e)	5,580
22,000	Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (e)	20,570
	Mattamy Group Corp.,
15,000	6.50%, 10/01/2025 (e)	15,862
20,000	6.88%, 12/15/2023 (e)	21,150
17,000	MEG Energy Corp., 6.38%, 01/30/2023 (e)	14,450
	NOVA Chemicals Corp.,
11,000	4.88%, 06/01/2024 (e)	10,972
12,000	5.00%, 05/01/2025 (e)	11,970
5,000	5.25%, 08/01/2023 (e)	5,144
6,000	5.25%, 06/01/2027 (e)	5,985
25,000	Open Text Corp., 5.88%, 06/01/2026 (e)	26,938
	Precision Drilling Corp.,
8,000	5.25%, 11/15/2024	7,540
4,000	6.50%, 12/15/2021	4,075
9,000	7.13%, 01/15/2026 (e)	9,180
21,000	Seven Generations Energy Ltd., 5.38%, 09/30/2025 (e)	21,210
	Teck Resources Ltd.,
5,000	4.75%, 01/15/2022	5,219
5,000	5.40%, 02/01/2043	5,025
15,000	6.00%, 08/15/2040	16,688
30,000	6.13%, 10/01/2035	33,600

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Canada — continued
10,000	TransCanada PipeLines Ltd., 4.63%, 03/01/2034	11,159
125,000	Transcanada Trust, (ICE LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/2077 (aa)	128,906
8,000	Trinidad Drilling Ltd., 6.63%, 02/15/2025 (e)	7,600
	Videotron Ltd.,
18,000	5.00%, 07/15/2022	18,945
7,000	5.13%, 04/15/2027 (e)	7,315

		947,755

	Finland — 0.1%
47,000	Nokia OYJ, 6.63%, 05/15/2039	51,935

	Ireland — 0.1%
	Park Aerospace Holdings Ltd.,
16,000	4.50%, 03/15/2023 (e)	15,280
16,000	5.25%, 08/15/2022 (e)	15,900
17,000	5.50%, 02/15/2024 (e)	16,872

		48,052

	Israel — 0.1%
50,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/2046	37,918

	Italy — 0.1%
	Telecom Italia Capital SA,
12,000	6.00%, 09/30/2034	13,470
25,000	6.38%, 11/15/2033	29,063
6,000	7.20%, 07/18/2036	7,455
2,000	7.72%, 06/04/2038	2,580

		52,568

	Luxembourg — 0.4%
	ArcelorMittal,
3,000	6.00%, 03/01/2021	3,240
30,000	6.13%, 06/01/2025	34,538
11,000	6.75%, 02/25/2022	12,237
10,000	7.25%, 03/01/2041	12,650
8,000	7.50%, 10/15/2039	10,240
	Intelsat Jackson Holdings SA,
30,000	5.50%, 08/01/2023	24,525
20,000	7.25%, 10/15/2020	18,800
35,000	7.50%, 04/01/2021	31,850
45,000	8.00%, 02/15/2024 (e)	47,362
15,000	9.75%, 07/15/2025 (e)	14,438

		209,880

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Mexico — 0.4%
200,000	Cemex SAB de CV, 5.70%, 01/11/2025 (e)	210,750

	Switzerland — 0.4%
200,000	Credit Suisse Group AG, (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (x) (y) (aa)	216,750

	United Arab Emirates — 0.1%
	DAE Funding LLC,
10,000	4.50%, 08/01/2022 (e)	9,812
11,000	5.00%, 08/01/2024 (e)	10,802
41,000	Shelf Drilling Holdings Ltd., 9.50%, 11/02/2020 (e)	41,769

		62,383

	United Kingdom — 0.9%
30,000	BAT Capital Corp., 4.54%, 08/15/2047 (e)	31,558
200,000	HSBC Holdings plc, (USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 06/01/2021 (x) (y) (aa)	215,500
9,000	Noble Holding International Ltd., 6.20%, 08/01/2040	6,143
16,000	Reynolds American, Inc., 5.85%, 08/15/2045	19,964
	Royal Bank of Scotland Group plc,
15,000	6.10%, 06/10/2023	16,515
157,000	6.13%, 12/15/2022	172,062

		461,742

	United States — 32.6%
30,000	21st Century Fox America, Inc., 4.95%, 10/15/2045	35,277
	AbbVie, Inc.,
5,000	4.45%, 05/14/2046	5,430
6,000	4.70%, 05/14/2045	6,686
40,000	Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	41,600
27,000	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	27,742
	ACE Cash Express, Inc.,
40,000	11.00%, 02/01/2019 (e)	40,050
19,000	12.00%, 12/15/2022 (e)	19,665
65,000	ADT Corp. (The), 4.13%, 06/15/2023	65,000
	AECOM,
10,000	5.13%, 03/15/2027	10,186
65,000	5.88%, 10/15/2024	70,408
	AES Corp.,
10,000	5.50%, 04/15/2025	10,500
40,000	6.00%, 05/15/2026	43,200
30,000	Ahern Rentals, Inc., 7.38%, 05/15/2023 (e)	28,200

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
34,000	Aircastle Ltd., 5.13%, 03/15/2021	35,742
20,000	AK Steel Corp., 7.00%, 03/15/2027	20,350
	Albertsons Cos. LLC,
2,000	5.75%, 03/15/2025	1,805
108,000	6.63%, 06/15/2024	103,140
	Allergan Funding SCS,
5,000	4.55%, 03/15/2035	5,287
5,000	4.75%, 03/15/2045	5,318
26,000	4.85%, 06/15/2044	27,808
66,000	Alliance Data Systems Corp., 5.38%, 08/01/2022 (e)	66,495
30,000	Allison Transmission, Inc., 4.75%, 10/01/2027 (e)	30,187
75,000	Allstate Corp. (The), (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 08/15/2053 (aa)	81,825
	Ally Financial, Inc.,
79,000	4.13%, 03/30/2020	80,580
93,000	4.63%, 03/30/2025	97,650
19,000	8.00%, 11/01/2031	24,700
30,000	Amazon.com, Inc., 4.25%, 08/22/2057 (e)	32,691
	AMC Entertainment Holdings, Inc.,
11,000	5.75%, 06/15/2025	10,890
11,000	5.88%, 11/15/2026	10,862
8,000	6.13%, 05/15/2027	7,940
40,000	AMC Networks, Inc., 4.75%, 12/15/2022	40,850
	American Axle & Manufacturing, Inc.,
46,000	6.25%, 04/01/2025 (e)	48,415
67,000	6.50%, 04/01/2027 (e)	70,936
70,000	American Express Co., Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 03/15/2020 (x) (y) (aa)	71,400
24,000	American Greetings Corp., 7.88%, 02/15/2025 (e)	25,920
	American International Group, Inc.,
25,000	4.50%, 07/16/2044	26,904
18,000	4.80%, 07/10/2045	20,170
35,000	AmeriGas Partners LP, 5.75%, 05/20/2027	35,350
25,000	Amgen, Inc., 4.40%, 05/01/2045	27,176
20,000	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	20,600
	Antero Resources Corp.,
55,000	5.13%, 12/01/2022	56,100
27,000	5.38%, 11/01/2021	27,675
	Anthem, Inc.,
20,000	4.38%, 12/01/2047	21,231
20,000	4.65%, 08/15/2044	21,945

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Arconic, Inc.,
57,000	5.13%, 10/01/2024	60,838
62,000	5.95%, 02/01/2037	67,425
	AT&T, Inc.,
25,000	4.35%, 06/15/2045	23,045
19,000	4.75%, 05/15/2046	18,567
20,000	5.30%, 08/14/2058	20,047
15,000	5.45%, 03/01/2047	16,019
85,000	Aveta, Inc., 7.00%, 04/01/2019 (d) (bb)	9
10,000	Avis Budget Car Rental LLC, 5.25%, 03/15/2025 (e)	9,900
15,000	B&G Foods, Inc., 5.25%, 04/01/2025	15,257
20,000	Baker Hughes a GE Co. LLC, 4.08%, 12/15/2047 (e)	20,322
52,000	Ball Corp., 4.00%, 11/15/2023	53,040
	Bank of America Corp.,
110,000	Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.13%, 06/17/2019 (x) (y) (aa)	111,705
60,000	Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (x) (y) (aa)	68,175
65,000	Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 03/17/2025 (x) (y) (aa)	71,337
	Bank of New York Mellon Corp. (The),
65,000	Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 06/20/2023 (x) (y) (aa)	64,759
90,000	Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 06/20/2020 (x) (y) (aa)	93,155
20,000	Becton Dickinson and Co., 4.67%, 06/06/2047	21,634
50,000	Berry Global, Inc., 5.13%, 07/15/2023	52,000
10,000	Blue Cube Spinco, Inc., 10.00%, 10/15/2025	12,000
5,000	Blue Racer Midstream LLC, 6.13%, 11/15/2022 (e)	5,200
7,000	Booz Allen Hamilton, Inc., 5.13%, 05/01/2025 (e)	7,017
20,000	Boyd Gaming Corp., 6.88%, 05/15/2023	21,200
35,000	Brighthouse Financial, Inc., 4.70%, 06/22/2047 (e)	35,673
18,000	Brink’s Co. (The), 4.63%, 10/15/2027 (e)	17,640
43,000	Cablevision Systems Corp., 8.00%, 04/15/2020	45,902
	CalAtlantic Group, Inc.,
9,000	5.25%, 06/01/2026	9,518
24,000	5.88%, 11/15/2024	26,677

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
34,000	California Resources Corp., 8.00%, 12/15/2022 (e)	28,050
15,000	Callon Petroleum Co., 6.13%, 10/01/2024	15,450
105,000	Calpine Corp., 5.25%, 06/01/2026 (e)	102,901
2,000	Calumet Specialty Products Partners LP, 6.50%, 04/15/2021	1,990
36,000	Camelot Finance SA, 7.88%, 10/15/2024 (e)	38,430
100,000	Capital One Financial Corp., Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 06/01/2020 (x) (y) (aa)	103,500
10,000	Cardinal Health, Inc., 4.37%, 06/15/2047	9,929
55,000	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	57,062
5,000	Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026 (e)	5,019
11,000	CB Escrow Corp., 8.00%, 10/15/2025 (e)	11,165
8,000	CBS Corp., 4.60%, 01/15/2045	8,150
26,000	CCM Merger, Inc., 6.00%, 03/15/2022 (e)	26,682
	CCO Holdings LLC,
28,000	5.00%, 02/01/2028 (e)	27,230
13,000	5.13%, 05/01/2027 (e)	12,805
5,000	5.50%, 05/01/2026 (e)	5,125
99,000	5.75%, 01/15/2024	101,970
75,000	5.75%, 02/15/2026 (e)	77,906
35,000	5.88%, 05/01/2027 (e)	35,963
26,000	CDW LLC, 5.00%, 09/01/2023	26,877
10,000	Cedar Fair LP, 5.38%, 04/15/2027 (e)	10,500
20,000	Celgene Corp., 4.35%, 11/15/2047	20,755
	Centene Corp.,
40,000	4.75%, 05/15/2022	41,500
40,000	4.75%, 01/15/2025	40,700
	CenturyLink, Inc.,
5,000	Series S, 6.45%, 06/15/2021	5,050
5,000	Series T, 5.80%, 03/15/2022	4,897
3,000	Series W, 6.75%, 12/01/2023	2,940
2,000	Series Y, 7.50%, 04/01/2024	1,995
30,000	Cequel Communications Holdings I LLC, 5.13%, 12/15/2021 (e)	30,000
	CF Industries, Inc.,
16,000	4.50%, 12/01/2026 (e)	16,674
17,000	5.15%, 03/15/2034	17,340
40,000	Charles Schwab Corp. (The), Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/01/2027 (x) (y) (aa)	40,152
	Charter Communications Operating LLC,
10,000	5.38%, 05/01/2047	10,245
44,000	6.48%, 10/23/2045	51,262

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
20,000	Chemours Co. (The), 7.00%, 05/15/2025	21,700
	Cheniere Corpus Christi Holdings LLC,
5,000	5.13%, 06/30/2027	5,172
35,000	5.88%, 03/31/2025	37,931
8,000	Cheniere Energy Partners LP, 5.25%, 10/01/2025 (e)	8,140
	Chesapeake Energy Corp.,
22,000	4.88%, 04/15/2022	20,845
7,000	5.75%, 03/15/2023	6,475
20,000	8.00%, 01/15/2025 (e)	20,175
14,000	8.00%, 06/15/2027 (e)	13,440
20,000	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	19,850
10,000	Cinemark USA, Inc., 4.88%, 06/01/2023	10,125
	CIT Group, Inc.,
25,000	5.00%, 08/01/2023	26,625
4,000	5.38%, 05/15/2020	4,225
15,000	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	15,112
	Citigroup, Inc.,
5,000	(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 01/30/2023 (x) (y) (aa)	5,319
40,000	Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 05/15/2023 (x) (y) (aa)	40,900
190,000	Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 05/15/2024 (x) (y) (aa)	203,537
35,000	Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 03/27/2020 (x) (y) (aa)	36,313
20,000	Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 05/15/2025 (x) (y) (aa)	21,300
20,000	Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (x) (y) (aa)	21,275
25,000	Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 08/15/2026 (x) (y) (aa)	27,575
	Clear Channel Worldwide Holdings, Inc.,
70,000	Series B, 6.50%, 11/15/2022	71,137
45,000	Series B, 7.63%, 03/15/2020	44,100
44,000	Clearwater Paper Corp., 4.50%, 02/01/2023	43,505
35,000	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	33,950
19,000	CNO Financial Group, Inc., 5.25%, 05/30/2025	20,045
25,000	CNX Resources Corp., 5.88%, 04/15/2022	25,531

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
15,000	Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	18,707
20,000	Comcast Corp., 4.00%, 08/15/2047	20,850
	Commercial Metals Co.,
14,000	4.88%, 05/15/2023	14,315
6,000	5.38%, 07/15/2027	6,120
32,000	CommScope Technologies LLC, 6.00%, 06/15/2025 (e)	34,000
5,000	CommScope, Inc., 5.50%, 06/15/2024 (e)	5,200
	Community Health Systems, Inc.,
25,000	5.13%, 08/01/2021	22,500
17,000	6.25%, 03/31/2023	15,300
10,000	6.88%, 02/01/2022	5,750
35,000	7.13%, 07/15/2020	26,162
	Continental Resources, Inc.,
6,000	3.80%, 06/01/2024	5,932
8,000	4.38%, 01/15/2028 (e)	7,898
12,000	4.50%, 04/15/2023	12,240
43,000	4.90%, 06/01/2044	41,065
55,000	5.00%, 09/15/2022	55,825
8,000	Cornerstone Chemical Co., 6.75%, 08/15/2024 (e)	7,990
30,000	Corning, Inc., 4.38%, 11/15/2057	29,750
14,000	Covanta Holding Corp., 5.88%, 07/01/2025	14,070
20,000	Cox Communications, Inc., 4.60%, 08/15/2047 (e)	20,168
19,000	Crestwood Midstream Partners LP, 5.75%, 04/01/2025	19,617
47,000	Crown Americas LLC, 4.50%, 01/15/2023	47,705
	CSC Holdings LLC,
42,000	5.25%, 06/01/2024	41,160
22,000	6.75%, 11/15/2021	23,595
11,000	CSI Compressco LP, 7.25%, 08/15/2022	10,367
20,000	CSX Corp., 4.25%, 11/01/2066	19,961
5,000	Cumberland Farms, Inc., 6.75%, 05/01/2025 (e)	5,300
	CURO Financial Technologies Corp.,
17,000	12.00%, 03/01/2022 (e)	18,670
74,000	CVR Partners LP, 9.25%, 06/15/2023 (e)	79,642
	CyrusOne LP,
25,000	5.38%, 03/15/2027 (e)	26,250
20,000	Dana Financing Luxembourg SARL, 5.75%, 04/15/2025 (e)	21,075
	DaVita, Inc.,
35,000	5.13%, 07/15/2024	35,350
13,000	5.75%, 08/15/2022	13,374

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	DCP Midstream Operating LP,
33,000	3.88%, 03/15/2023	32,794
5,000	5.60%, 04/01/2044	4,962
20,000	6.75%, 09/15/2037 (e)	21,800
28,000	Delek Logistics Partners LP, 6.75%, 05/15/2025 (e)	28,280
	Dell International LLC,
94,000	7.13%, 06/15/2024 (e)	102,917
25,000	8.35%, 07/15/2046 (e)	32,191
7,000	Denbury Resources, Inc., 9.00%, 05/15/2021 (e)	7,149
10,000	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	10,500
6,000	Diamondback Energy, Inc., 4.75%, 11/01/2024	6,022
37,000	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	39,312
45,000	Discover Financial Services, Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (x) (y) (aa)	46,350
35,000	Discovery Communications LLC, 5.20%, 09/20/2047	36,499
	DISH DBS Corp.,
48,000	5.00%, 03/15/2023	45,600
4,000	5.88%, 07/15/2022	4,020
23,000	5.88%, 11/15/2024	22,367
105,000	6.75%, 06/01/2021	110,381
35,000	7.75%, 07/01/2026	36,794
24,000	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	25,920
40,000	Dollar Tree, Inc., 5.75%, 03/01/2023	41,900
6,000	Dominion Energy Gas Holdings LLC, 4.60%, 12/15/2044	6,595
10,000	Dr Pepper Snapple Group, Inc., 4.50%, 11/15/2045 (e)	10,736
	Dynegy, Inc.,
60,000	7.63%, 11/01/2024	64,350
17,000	8.13%, 01/30/2026 (e)	18,572
26,000	Eldorado Resorts, Inc., 6.00%, 04/01/2025	27,170
149,000	Embarq Corp., 8.00%, 06/01/2036	144,902
65,000	Endo Finance LLC, 5.75%, 01/15/2022 (e)	54,112
	Energy Transfer Equity LP,
11,000	4.25%, 03/15/2023	10,918
35,000	5.88%, 01/15/2024	36,837
5,000	Energy Transfer LP, 5.15%, 02/01/2043	4,731
	Energy Transfer Partners LP,
50,000	Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 02/15/2023 (x) (y) (aa)	48,562

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
35,000	Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 02/15/2028 (x) (y) (aa)	33,994
30,000	EnLink Midstream Partners LP, Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (x) (y) (aa)	28,694
	Ensco plc,
4,000	4.50%, 10/01/2024	3,360
15,000	5.20%, 03/15/2025	12,750
2,000	5.75%, 10/01/2044	1,370
6,000	Entegris, Inc., 4.63%, 02/10/2026 (e)	6,090
	Enterprise Products Operating LLC,
15,000	4.85%, 03/15/2044	16,428
33,000	4.90%, 05/15/2046	36,327
100,000	Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/2077 (aa)	99,000
100,000	Envision Healthcare Corp., 5.63%, 07/15/2022	101,000
	EP Energy LLC,
14,000	8.00%, 11/29/2024 (e)	14,455
26,000	8.00%, 02/15/2025 (e)	18,980
19,000	9.38%, 05/01/2020	16,055
51,000	Equinix, Inc., 5.75%, 01/01/2025	54,124
30,000	ERAC USA Finance LLC, 4.20%, 11/01/2046 (e)	29,355
30,000	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	30,300
6,000	EW Scripps Co. (The), 5.13%, 05/15/2025 (e)	5,970
30,000	Exela Intermediate LLC, 10.00%, 07/15/2023 (e)	29,175
15,000	Exelon Corp., 4.45%, 04/15/2046	16,286
	Express Scripts Holding Co.,
20,000	4.80%, 07/15/2046	21,257
6,000	6.13%, 11/15/2041	7,352
20,000	FedEx Corp., 4.55%, 04/01/2046	21,944
20,000	Fidelity & Guaranty Life Holdings, Inc., 6.38%, 04/01/2021 (e)	20,450
55,000	Fifth Third Bancorp, (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 06/30/2023 (x) (y) (aa)	55,825
	First Data Corp.,
60,000	5.75%, 01/15/2024 (e)	62,310
45,000	7.00%, 12/01/2023 (e)	47,587
5,000	FirstCash, Inc., 5.38%, 06/01/2024 (e)	5,212
59,000	Ford Motor Co., 4.75%, 01/15/2043	59,785
	Freeport-McMoRan, Inc.,
50,000	3.88%, 03/15/2023	49,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
42,000	4.00%, 11/14/2021	42,000
20,000	5.45%, 03/15/2043	19,975
	Frontier Communications Corp.,
25,000	10.50%, 09/15/2022	18,906
44,000	11.00%, 09/15/2025	32,340
12,000	FTI Consulting, Inc., 6.00%, 11/15/2022	12,367
17,000	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	16,963
13,000	Gartner, Inc., 5.13%, 04/01/2025 (e)	13,585
40,000	Gates Global LLC, 6.00%, 07/15/2022 (e)	40,900
5,000	GCP Applied Technologies, Inc., 9.50%, 02/01/2023 (e)	5,550
147,000	General Electric Co., Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 01/21/2021 (x) (y) (aa)	151,498
	General Motors Co.,
29,000	6.25%, 10/02/2043	34,323
30,000	6.75%, 04/01/2046	37,743
40,000	General Motors Financial Co., Inc., Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 09/30/2027 (x) (y) (aa)	41,193
	Genesis Energy LP,
10,000	6.00%, 05/15/2023	10,125
20,000	6.75%, 08/01/2022	20,750
36,000	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	39,330
	GenOn Energy, Inc.,
10,000	9.50%, 10/15/2018 (d)	7,950
55,000	9.88%, 10/15/2020 (d)	43,450
40,000	Gilead Sciences, Inc., 4.75%, 03/01/2046	46,228
25,000	Global Partners LP, 7.00%, 06/15/2023	25,688
	GLP Capital LP,
12,000	4.88%, 11/01/2020	12,450
20,000	5.38%, 11/01/2023	21,350
43,000	Golden Nugget, Inc., 6.75%, 10/15/2024 (e)	43,753
	Goldman Sachs Group, Inc. (The),
90,000	Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 05/10/2019 (x) (y) (aa)	92,799
170,000	Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 05/10/2020 (x) (y) (aa)	174,224
80,000	Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (x) (y) (aa)	78,720
	Goodyear Tire & Rubber Co. (The),
46,000	4.88%, 03/15/2027	47,092

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
47,000	5.00%, 05/31/2026	48,462
55,000	Gray Television, Inc., 5.13%, 10/15/2024 (e)	54,862
3,000	GTT Communications, Inc., 7.88%, 12/31/2024 (e)	3,165
	Gulfport Energy Corp.,
44,000	6.00%, 10/15/2024	44,000
12,000	6.38%, 01/15/2026 (e)	12,090
15,000	H&E Equipment Services, Inc., 5.63%, 09/01/2025 (e)	15,675
20,000	Halliburton Co., 5.00%, 11/15/2045	22,947
30,000	Hardwoods Acquisition, Inc., 7.50%, 08/01/2021 (e) (bb)	27,600
13,000	Harris Corp., 5.05%, 04/27/2045	15,276
23,000	HCA Healthcare, Inc., 6.25%, 02/15/2021	24,380
	HCA, Inc.,
12,000	4.25%, 10/15/2019	12,255
40,000	5.38%, 02/01/2025	41,400
19,000	5.50%, 06/15/2047	18,952
22,000	5.88%, 03/15/2022	23,540
75,000	5.88%, 05/01/2023	80,063
57,000	7.50%, 02/15/2022	64,125
15,000	HD Supply, Inc., 5.75%, 04/15/2024 (e)	15,937
20,000	Hecla Mining Co., 6.88%, 05/01/2021	20,500
30,000	Hess Corp., 5.80%, 04/01/2047	33,357
45,000	Hexion, Inc., 6.63%, 04/15/2020	40,387
19,000	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)	18,810
10,000	Hilton Domestic Operating Co., Inc., 4.25%, 09/01/2024	10,100
10,000	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024 (e)	10,925
	Hilton Worldwide Finance LLC,
16,000	4.63%, 04/01/2025	16,440
4,000	4.88%, 04/01/2027	4,185
15,000	Holly Energy Partners LP, 6.00%, 08/01/2024 (e)	15,638
5,000	Hologic, Inc., 4.38%, 10/15/2025 (e)	5,075
	Hughes Satellite Systems Corp.,
35,000	5.25%, 08/01/2026	35,700
20,000	6.63%, 08/01/2026	20,950
8,000	Huntsman International LLC, 5.13%, 11/15/2022	8,530
	Icahn Enterprises LP,
39,000	6.00%, 08/01/2020	40,109
8,000	6.25%, 02/01/2022 (e)	8,180
22,000	6.38%, 12/15/2025 (e)	22,002

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
40,000	iHeartCommunications, Inc., 9.00%, 12/15/2019	29,700
35,000	IHS Markit Ltd., 5.00%, 11/01/2022 (e)	37,947
30,000	Infor Software Parent LLC, 7.13%, (cash), 05/01/2021 (e) (v)	30,675
15,000	Informatica LLC, 7.13%, 07/15/2023 (e)	15,337
	Iron Mountain, Inc.,
16,000	4.88%, 09/15/2027 (e)	16,000
14,000	5.25%, 03/15/2028 (e)	13,930
33,000	5.75%, 08/15/2024	33,413
14,000	Itron, Inc., 5.00%, 01/15/2026 (e)	14,052
6,000	j2 Cloud Services LLC, 6.00%, 07/15/2025 (e)	6,315
30,000	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	31,575
15,000	Jaguar Holding Co. II, 6.38%, 08/01/2023 (e)	15,150
	Jeld-Wen, Inc.,
6,000	4.63%, 12/15/2025 (e)	6,045
6,000	4.88%, 12/15/2027 (e)	6,060
10,000	Kaiser Aluminum Corp., 5.88%, 05/15/2024	10,625
31,000	KFC Holding Co., 4.75%, 06/01/2027 (e)	31,698
15,000	Kinder Morgan Energy Partners LP, 5.63%, 09/01/2041	15,926
8,000	Koppers, Inc., 6.00%, 02/15/2025 (e)	8,480
	Kraft Heinz Foods Co.,
15,000	4.38%, 06/01/2046	14,845
44,000	5.20%, 07/15/2045	48,360
	Kroger Co. (The),
35,000	3.88%, 10/15/2046	32,012
15,000	4.65%, 01/15/2048	15,341
	Ladder Capital Finance Holdings LLLP,
14,000	5.25%, 03/15/2022 (e)	14,438
3,000	5.25%, 10/01/2025 (e)	2,985
40,000	Lennar Corp., 4.75%, 11/29/2027 (e)	41,192
	Level 3 Financing, Inc.,
20,000	5.25%, 03/15/2026	19,631
56,000	5.38%, 05/01/2025	55,930
40,000	Live Nation Entertainment, Inc., 4.88%, 11/01/2024 (e)	41,000
15,000	LKQ Corp., 4.75%, 05/15/2023	15,338
20,000	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	20,350
20,000	Mallinckrodt International Finance SA, 5.75%, 08/01/2022 (e)	18,150
25,000	Marathon Petroleum Corp., 4.75%, 09/15/2044	26,099

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
20,000	Markel Corp., 5.00%, 04/05/2046	22,598
20,000	Martin Marietta Materials, Inc., 4.25%, 12/15/2047	19,771
25,000	Martin Midstream Partners LP, 7.25%, 02/15/2021	25,250
5,000	Masco Corp., 4.50%, 05/15/2047	5,083
20,000	MasTec, Inc., 4.88%, 03/15/2023	20,400
3,000	Match Group, Inc., 5.00%, 12/15/2027 (e)	3,045
35,000	Mediacom Broadband LLC, 6.38%, 04/01/2023	35,963
95,000	MetLife, Inc., Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 06/15/2020 (x) (y) (aa)	98,775
	MGM Resorts International,
30,000	6.00%, 03/15/2023	32,400
22,000	6.63%, 12/15/2021	24,138
43,000	Micron Technology, Inc., 5.25%, 01/15/2024 (e)	44,666
9,000	Molina Healthcare, Inc., 4.88%, 06/15/2025 (e)	8,978
	Morgan Stanley,
230,000	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 07/15/2019 (x) (y) (aa)	236,325
39,000	Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 07/15/2020 (x) (y) (aa)	40,511
15,000	MPLX LP, 5.20%, 03/01/2047	16,447
15,000	MSCI, Inc., 5.25%, 11/15/2024 (e)	15,806
40,000	Mylan NV, 5.25%, 06/15/2046	43,791
	Nabors Industries, Inc.,
2,000	5.10%, 09/15/2023	1,870
17,000	5.50%, 01/15/2023	16,448
55,000	Nationstar Mortgage LLC, 6.50%, 06/01/2022	55,550
20,000	Navistar International Corp., 6.63%, 11/01/2025 (e)	20,868
10,000	NCI Building Systems, Inc., 8.25%, 01/15/2023 (e)	10,600
35,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (e)	20,132
	Netflix, Inc.,
15,000	4.88%, 04/15/2028 (e)	14,700
17,000	5.75%, 03/01/2024	18,084
15,000	5.88%, 02/15/2025	15,937
	New Albertson’s, Inc.,
10,000	7.45%, 08/01/2029	8,725

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
75,000	8.00%, 05/01/2031	67,125
2,000	8.70%, 05/01/2030	1,875
29,000	New Home Co., Inc. (The), 7.25%, 04/01/2022	30,378
	NextEra Energy Operating Partners LP,
4,000	4.25%, 09/15/2024 (e)	4,070
8,000	4.50%, 09/15/2027 (e)	7,960
10,000	NGPL PipeCo LLC, 4.88%, 08/15/2027 (e)	10,375
20,000	Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/2025 (e)	20,750
33,000	Nielsen Finance LLC, 4.50%, 10/01/2020	33,248
	Noble Energy, Inc.,
5,000	5.05%, 11/15/2044	5,351
5,000	5.25%, 11/15/2043	5,536
34,000	Northern Trust Corp., Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/01/2026 (x) (y) (aa)	35,105
	Novelis Corp.,
10,000	5.88%, 09/30/2026 (e)	10,200
40,000	6.25%, 08/15/2024 (e)	41,900
12,000	NRG Energy, Inc., 5.75%, 01/15/2028 (e)	12,120
6,000	NRG Yield Operating LLC, 5.38%, 08/15/2024	6,210
25,000	Nuance Communications, Inc., 5.63%, 12/15/2026	26,031
18,000	Oasis Petroleum, Inc., 6.50%, 11/01/2021	18,383
9,000	OI European Group BV, 4.00%, 03/15/2023 (e)	9,012
17,000	Olin Corp., 5.13%, 09/15/2027	17,893
8,000	ONEOK Partners LP, 6.20%, 09/15/2043	9,496
3,000	Oshkosh Corp., 5.38%, 03/01/2025	3,184
25,000	Outfront Media Capital LLC, 5.63%, 02/15/2024	26,437
30,000	Owens Corning, 4.30%, 07/15/2047	29,512
40,000	Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (e)	44,700
10,000	Parker Drilling Co., 6.75%, 07/15/2022	8,200
5,000	Parsley Energy LLC, 5.38%, 01/15/2025 (e)	5,050
	PBF Holding Co. LLC,
10,000	7.00%, 11/15/2023	10,438
20,000	7.25%, 06/15/2025	21,025
10,000	PBF Logistics LP, 6.88%, 05/15/2023	10,300
10,000	Peabody Energy Corp., 6.00%, 03/31/2022 (e)	10,375
32,000	Penske Automotive Group, Inc., 5.50%, 05/15/2026	32,470

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
	PetSmart, Inc.,
16,000	5.88%, 06/01/2025 (e)	12,280
10,000	8.88%, 06/01/2025 (e)	6,025
29,000	Phillips 66, 4.88%, 11/15/2044	33,187
15,000	Phillips 66 Partners LP, 4.90%, 10/01/2046	15,855
	Pilgrim’s Pride Corp.,
3,000	5.75%, 03/15/2025 (e)	3,090
10,000	5.88%, 09/30/2027 (e)	10,300
	Plains All American Pipeline LP,
3,000	4.70%, 06/15/2044	2,802
3,000	4.90%, 02/15/2045	2,879
60,000	Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (x) (y) (aa)	59,910
23,000	Plantronics, Inc., 5.50%, 05/31/2023 (e)	23,891
21,000	Polaris Intermediate Corp., 8.50%, (cash), 12/01/2022 (e) (v)	21,788
26,000	PolyOne Corp., 5.25%, 03/15/2023	27,365
	Post Holdings, Inc.,
30,000	5.00%, 08/15/2026 (e)	29,513
40,000	5.50%, 03/01/2025 (e)	41,400
20,000	5.75%, 03/01/2027 (e)	20,350
5,000	PQ Corp., 5.75%, 12/15/2025 (e)	5,088
19,000	Prestige Brands, Inc., 5.38%, 12/15/2021 (e)	19,333
64,000	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	71,040
	Prudential Financial, Inc.,
29,000	(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 05/15/2045 (aa)	31,074
130,000	(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 06/15/2043 (aa)	140,790
116,000	PVH Corp., 4.50%, 12/15/2022	118,587
	QEP Resources, Inc.,
6,000	5.25%, 05/01/2023	6,071
40,000	5.38%, 10/01/2022	40,900
6,000	5.63%, 03/01/2026	6,083
8,000	6.88%, 03/01/2021	8,640
26,000	Qorvo, Inc., 7.00%, 12/01/2025	29,023
	QUALCOMM, Inc.,
10,000	4.30%, 05/20/2047	10,065
10,000	4.80%, 05/20/2045	10,746
69,000	Quicken Loans, Inc., 5.75%, 05/01/2025 (e)	71,416
20,000	Quintiles IMS, Inc., 4.88%, 05/15/2023 (e)	20,600
19,000	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	20,283

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Radian Group, Inc.,
10,000	4.50%, 10/01/2024	10,245
8,000	7.00%, 03/15/2021	8,970
	Range Resources Corp.,
15,000	4.88%, 05/15/2025	14,475
5,000	5.00%, 08/15/2022	4,975
11,000	5.00%, 03/15/2023	10,945
6,000	RBS Global, Inc., 4.88%, 12/15/2025 (e)	6,060
33,000	Revlon Consumer Products Corp., 6.25%, 08/01/2024	20,130
	Reynolds Group Issuer, Inc.,
25,000	5.13%, 07/15/2023 (e)	25,875
19,382	5.75%, 10/15/2020	19,673
	Rite Aid Corp.,
15,000	6.13%, 04/01/2023 (e)	13,538
10,000	6.75%, 06/15/2021	9,950
	Rowan Cos., Inc.,
2,000	4.75%, 01/15/2024	1,760
12,000	4.88%, 06/01/2022	11,310
12,000	7.38%, 06/15/2025	12,255
23,000	RSP Permian, Inc., 6.63%, 10/01/2022	24,121
30,000	Sabre GLBL, Inc., 5.25%, 11/15/2023 (e)	30,684
23,000	SBA Communications Corp., 4.00%, 10/01/2022 (e)	23,029
	Scientific Games International, Inc.,
45,000	7.00%, 01/01/2022 (e)	47,419
30,000	10.00%, 12/01/2022	32,925
24,000	Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	25,140
50,000	Sealed Air Corp., 5.13%, 12/01/2024 (e)	53,500
	SemGroup Corp.,
15,000	5.63%, 11/15/2023	14,625
13,000	7.25%, 03/15/2026 (e)	13,293
15,000	Sensata Technologies BV, 4.88%, 10/15/2023 (e)	15,675
22,000	Service Corp. International, 5.38%, 05/15/2024	23,183
50,000	Sinclair Television Group, Inc., 5.88%, 03/15/2026 (e)	52,000
	Sirius XM Radio, Inc.,
23,000	5.00%, 08/01/2027 (e)	23,058
40,000	5.38%, 04/15/2025 (e)	41,650
42,000	Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	42,630
14,000	SM Energy Co., 5.00%, 01/15/2024	13,501

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
30,000	Solera LLC, 10.50%, 03/01/2024 (e)	33,749
6,000	Sonic Automotive, Inc., 6.13%, 03/15/2027	5,955
20,000	Sotheby’s, 4.88%, 12/15/2025 (e)	19,675
32,000	Southern Power Co., Series F, 4.95%, 12/15/2046	35,070
33,000	Southwestern Energy Co., 6.70%, 01/23/2025	34,279
15,000	Spectra Energy Partners LP, 4.50%, 03/15/2045	15,472
	Springleaf Finance Corp.,
17,000	5.63%, 03/15/2023	17,037
5,000	6.13%, 05/15/2022	5,188
40,000	7.75%, 10/01/2021	44,000
44,000	Sprint Capital Corp., 8.75%, 03/15/2032	49,940
100,000	Sprint Communications, Inc., 6.00%, 11/15/2022	100,000
146,000	Sprint Corp., 7.88%, 09/15/2023	155,490
	Standard Industries, Inc.,
20,000	4.75%, 01/15/2028 (e)	20,046
20,000	6.00%, 10/15/2025 (e)	21,350
62,000	Staples, Inc., 8.50%, 09/15/2025 (e)	57,350
80,000	State Street Corp., Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 09/15/2020 (x) (y) (aa)	83,904
15,000	Station Casinos LLC, 5.00%, 10/01/2025 (e)	15,075
	Steel Dynamics, Inc.,
5,000	4.13%, 09/15/2025 (e)	5,038
10,000	5.00%, 12/15/2026	10,575
23,000	5.25%, 04/15/2023	23,690
15,000	Summit Materials LLC, 5.13%, 06/01/2025 (e)	15,300
25,000	Summit Midstream Holdings LLC, 5.75%, 04/15/2025	25,210
	Sunoco Logistics Partners Operations LP,
12,000	5.30%, 04/01/2044	11,862
30,000	5.35%, 05/15/2045	29,708
	SunTrust Banks, Inc.,
50,000	(ICE LIBOR USD 3 Month + 3.86%), 5.63%, 12/15/2019 (x) (y) (aa)	52,000
40,000	Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 06/15/2022 (x) (y) (aa)	40,500
40,000	Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (x) (y) (aa)	39,205

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	SUPERVALU, Inc.,
57,000	6.75%, 06/01/2021	56,786
80,000	7.75%, 11/15/2022	78,200
19,000	Symantec Corp., 5.00%, 04/15/2025 (e)	19,760
	Talen Energy Supply LLC,
15,000	6.50%, 06/01/2025	12,188
20,000	9.50%, 07/15/2022 (e)	20,500
15,000	Tallgrass Energy Partners LP, 5.50%, 09/15/2024 (e)	15,394
	Targa Resources Partners LP,
5,000	4.25%, 11/15/2023	4,944
5,000	5.00%, 01/15/2028 (e)	4,988
45,000	5.13%, 02/01/2025	46,069
10,000	5.38%, 02/01/2027	10,262
41,000	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	36,593
60,000	TEGNA, Inc., 6.38%, 10/15/2023	62,850
88,000	Teleflex, Inc., 5.25%, 06/15/2024	91,740
	Tempur Sealy International, Inc.,
25,000	5.50%, 06/15/2026	25,630
8,000	5.63%, 10/15/2023	8,320
	Tenet Healthcare Corp.,
25,000	4.63%, 07/15/2024 (e)	24,375
37,000	5.13%, 05/01/2025 (e)	36,075
73,000	6.00%, 10/01/2020	77,183
28,000	6.75%, 06/15/2023	27,160
10,000	7.00%, 08/01/2025 (e)	9,400
45,000	8.13%, 04/01/2022	45,787
28,000	Terex Corp., 5.63%, 02/01/2025 (e)	29,260
20,000	Terraform Global Operating LLC, 9.75%, 08/15/2022 (e)	22,125
	TerraForm Power Operating LLC,
15,000	4.25%, 01/31/2023 (e)	14,888
19,000	5.00%, 01/31/2028 (e)	18,810
20,000	SUB, 6.63%, 06/15/2025 (e)	21,800
28,000	Tesla, Inc., 5.30%, 08/15/2025 (e)	26,740
120,000	T-Mobile USA, Inc., 6.38%, 03/01/2025	128,400
11,000	Toll Brothers Finance Corp., 5.88%, 02/15/2022	11,990
	TransDigm, Inc.,
37,000	6.00%, 07/15/2022	37,832
12,000	6.50%, 07/15/2024	12,300
13,000	6.50%, 05/15/2025	13,293
33,300	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	34,923

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
	Transocean, Inc.,
7,000	5.80%, 10/15/2022	6,895
44,000	6.80%, 03/15/2038	35,475
20,000	7.50%, 01/15/2026 (e)	20,481
7,000	7.50%, 04/15/2031	6,230
37,000	9.00%, 07/15/2023 (e)	40,006
11,000	9.35%, 12/15/2041	10,643
9,000	TriMas Corp., 4.88%, 10/15/2025 (e)	9,034
8,000	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	8,280
8,000	Tronox Finance plc, 5.75%, 10/01/2025 (e)	8,220
36,000	Tutor Perini Corp., 6.88%, 05/01/2025 (e)	38,700
	Ultra Resources, Inc.,
74,000	6.88%, 04/15/2022 (e)	74,185
33,000	7.13%, 04/15/2025 (e)	32,918
45,000	Unit Corp., 6.63%, 05/15/2021	45,338
	United Continental Holdings, Inc.,
13,000	4.25%, 10/01/2022	13,033
33,000	5.00%, 02/01/2024	33,660
	United Rentals North America, Inc.,
10,000	4.63%, 10/15/2025	10,075
142,000	4.88%, 01/15/2028	142,710
5,000	5.50%, 05/15/2027	5,263
5,000	United States Steel Corp., 8.38%, 07/01/2021 (e)	5,428
20,000	Uniti Group LP, 6.00%, 04/15/2023 (e)	19,650
10,000	Univar USA, Inc., 6.75%, 07/15/2023 (e)	10,450
	Univision Communications, Inc.,
15,000	5.13%, 05/15/2023 (e)	14,962
10,000	5.13%, 02/15/2025 (e)	9,750
5,000	6.75%, 09/15/2022 (e)	5,194
20,000	US Concrete, Inc., 6.38%, 06/01/2024	21,450
6,000	USIS Merger Sub, Inc., 6.88%, 05/01/2025 (e)	6,060
	Valeant Pharmaceuticals International, Inc.,
23,000	5.50%, 11/01/2025 (e)	23,403
105,000	5.88%, 05/15/2023 (e)	97,256
36,000	6.50%, 03/15/2022 (e)	37,800
60,000	7.25%, 07/15/2022 (e)	60,675
20,000	9.00%, 12/15/2025 (e)	20,844
14,000	Valvoline, Inc., 4.38%, 08/15/2025	14,140
21,000	Venator Finance SARL, 5.75%, 07/15/2025 (e)	22,155
	Verizon Communications, Inc.,
35,000	4.52%, 09/15/2048	34,431

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
29,000	5.01%, 04/15/2049	30,388
10,000	5.50%, 03/16/2047	11,384
10,000	Versum Materials, Inc., 5.50%, 09/30/2024 (e)	10,700
74,000	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	78,995
	Viacom, Inc.,
37,000	4.38%, 03/15/2043	32,005
20,000	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/2057 (aa)	19,675
20,000	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/2057 (aa)	19,525
10,000	ViaSat, Inc., 5.63%, 09/15/2025 (e)	10,075
	Voya Financial, Inc.,
15,000	4.80%, 06/15/2046	16,694
50,000	(ICE LIBOR USD 3 Month + 3.58%), 5.65%, 05/15/2053 (aa)	53,250
10,000	Vulcan Materials Co., 4.50%, 06/15/2047	10,201
7,000	Wabash National Corp., 5.50%, 10/01/2025 (e)	7,053
11,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/2044	11,833
	Weatherford International Ltd.,
16,000	4.50%, 04/15/2022	14,480
19,000	6.50%, 08/01/2036	15,628
4,000	6.75%, 09/15/2040	3,280
9,000	7.00%, 03/15/2038	7,560
4,000	9.88%, 02/15/2024	4,250
13,000	WellCare Health Plans, Inc., 5.25%, 04/01/2025	13,715
130,000	Wells Fargo & Co., Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 06/15/2024 (x) (y) (aa)	139,061
20,000	WESCO Distribution, Inc., 5.38%, 06/15/2024	20,550
4,000	West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	4,010
40,000	Western Digital Corp., 10.50%, 04/01/2024	46,350
5,000	Western Gas Partners LP, 5.45%, 04/01/2044	5,309
15,000	Westlake Chemical Corp., 4.38%, 11/15/2047	15,563
	Whiting Petroleum Corp.,
25,000	5.00%, 03/15/2019	25,637
19,000	5.75%, 03/15/2021	19,499
2,000	6.25%, 04/01/2023	2,053
11,000	6.63%, 01/15/2026 (e)	11,220
41,000	Williams Cos., Inc. (The), 4.55%, 06/24/2024	42,538

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
41,000	Windstream Services LLC, 8.75%, 12/15/2024 (e)	28,649
60,000	WMG Acquisition Corp., 5.00%, 08/01/2023 (e)	62,100
20,000	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	20,600
	XPO Logistics, Inc.,
5,000	6.13%, 09/01/2023 (e)	5,287
17,000	6.50%, 06/15/2022 (e)	17,744
	Zayo Group LLC,
29,000	5.75%, 01/15/2027 (e)	29,580
30,000	6.38%, 05/15/2025	31,725

		16,608,998

	Total Corporate Bonds (Cost $18,930,097)	19,364,674

SHARES
Investment Companies — 8.9% (b)
328,420	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,748,879
103,463	JPMorgan Equity Income Fund, Class R6 Shares	1,800,259

	Total Investment Companies (Cost $4,171,641)	4,549,138

PRINCIPAL AMOUNT($)
Loan Assignments — 0.2% (cc)
	Canada — 0.0% (g)
5,000	MacDonald, Dettwiler and Associates Ltd., Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.10%, 10/04/2024 (aa)	5,022

	United States — 0.2%
13,000	Cincinnati Bell, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 3.75%), 5.11%, 10/02/2024 (aa)	13,134
100,000	Securus Technologies Holdings, Inc., 1st Lien, Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.12%, 11/01/2024 (aa)	100,938

		114,072

	Total Loan Assignments (Cost $117,848)	119,094

SHARES
Preferred Stocks — 0.5%
	United States — 0.5%
2,000	BB&T Corp., Series G, 5.20%, 06/01/2018 ($25 par value) @	50,320
5,000	Dominion Energy, Inc., Series A, 5.25%, 07/30/2076 ($25 par value)	127,850

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
1,000	Southern Co. (The), 5.25%, 10/01/2076 ($25 par value)	25,700
1,000	State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 03/15/2026 ($25 par value) (aa) @	27,120

	Total Preferred Stocks (Cost $220,513)	230,990

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
195,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $194,973)	194,926

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
2,477	Repsol SA, expiring 01/05/2018 (a) (Cost $1,121)	1,126

NUMBER OF WARRANTS
Warrants — 0.9%
	Switzerland — 0.9%
30,413	Fuyao Glass Industry Group Co. Ltd., expiring 03/07/2018 (Strike Price $1.00) (a)	135,983
8,100	Henan Shuanghui Investment & Development, expiring 10/29/2018 (a)	33,095
20,100	Huayu Automotive Systems Co. Ltd., expiring 10/29/2018 (a)	92,009
4,200	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., expiring 10/29/2018 (a)	74,469
12,980	Midea Group Co. Ltd., expiring 03/07/2018 (a)	110,485
6,930	Zhengzhou Yutong Bus Co. Ltd., expiring 04/09/2018 (a)	25,718

	Total Warrants (Cost $394,895)	471,759

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
1,037,220	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $1,037,220)	1,037,220

	Total Investments — 98.6% (Cost $46,752,423)	50,183,696
	Other Assets in Excess of Liabilities — 1.4%	714,620

	NET ASSETS — 100.0%	$50,898,316

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

Summary of Investments by Industry, December 31, 2017

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	9.1%
Banks	8.5
Oil, Gas & Consumable Fuels	7.7
Equity Real Estate Investment Trusts (REITs)	6.5
Asset-Backed Securities	4.5
Capital Markets	4.5
Insurance	4.0
Collateralized Mortgage Obligations	3.4
Diversified Telecommunication Services	3.3
Media	3.1
Pharmaceuticals	2.6
Health Care Providers & Services	2.3
Wireless Telecommunication Services	2.0
Metals & Mining	1.9
Electric Utilities	1.8

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	1.7%
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.5
Chemicals	1.4
IT Services	1.3
Tobacco	1.3
Technology Hardware, Storage & Peripherals	1.3
Automobiles	1.2
Auto Components	1.2
Household Durables	1.1
Independent Power and Renewable Electricity Producers	1.1
Consumer Finance	1.1
Food Products	1.1
Others (each less than 1.0%)	15.7
Short-Term Investment	2.1

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	1	03/2018	EUR	41,804	(592)
S&P 500 E-Mini Index	9	03/2018	USD	1,204,200	15,192

					14,600

Short Contracts
Foreign Exchange EUR/USD	(6)	03/2018	USD	(905,663)	(18,974)
Foreign Exchange GBP/USD	(18)	03/2018	USD	(1,525,162)	(20,284)
MSCI Emerging Markets E-Mini Index	(25)	03/2018	USD	(1,454,625)	(57,802)
U.S. Treasury 5 Year Note	(29)	03/2018	USD	(3,368,305)	12,173

					(84,887)

					(70,287)

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2017.
CVA	— Dutch Certification
EUR	— Euro
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GDR	— Global Depositary Receipt
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
MSCI	— Morgan Stanley Capital International
NVDR	— Non-Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust.
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2017.
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2017.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of December 31, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	23

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017

Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$44,597,338
Investments in affiliates, at value	5,586,358
Cash	432,822
Foreign currency, at value	22,049
Deposits at broker for futures contracts	4,000
Receivables:
Investment securities sold	10,416
Portfolio shares sold	32,349
Interest and dividends from non-affiliates	301,703
Dividends from affiliates	981
Tax reclaims	25,201
Variation margin on futures contracts	7,492
Due from Adviser	8,763

Total Assets	51,029,472

LIABILITIES:
Payables:
Investment securities purchased	7,916
Portfolio shares redeemed	1,088
Accrued liabilities:
Distribution fees	8,823
Custodian and accounting fees	49,548
Trustees’ and Chief Compliance Officer’s fees	121
Audit fees	58,938
Other	4,722

Total Liabilities	131,156

Net Assets	$50,898,316

NET ASSETS:
Paid-in-Capital	$47,551,128
Accumulated undistributed net investment income	(73,463)
Accumulated net realized gains (losses)	57,914
Net unrealized appreciation (depreciation)	3,362,737

Total Net Assets	$50,898,316

Net Assets:
Class 1	$8,776,419
Class 2	42,121,897

Total	$50,898,316

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	826,359
Class 2	3,967,999
Net Asset Value, offering and redemption price per share (a):
Class 1	$10.62
Class 2	10.62
Cost of investments in non-affiliates	$41,543,562
Cost of investments in affiliates	5,208,861
Cost of foreign currency	21,927

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,335,727
Interest income from affiliates	729
Dividend income from non-affiliates	583,803
Dividend income from affiliates	150,192
Foreign taxes withheld	(37,999)

Total investment income	2,032,452

EXPENSES:
Investment advisory fees	221,052
Administration fees	40,064
Distribution fees — Class 2	112,024
Custodian and accounting fees	146,679
Interest expense to affiliates	46
Professional fees	115,276
Trustees’ and Chief Compliance Officer’s fees	25,786
Printing and mailing costs	12,247
Transfer agency fees — Class 1	123
Transfer agency fees — Class 2	1,843
Other	6,401

Total expenses	681,541

Less fees waived	(236,508)
Less expense reimbursements	(41,056)

Net expenses	403,977

Net investment income (loss)	1,628,475

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	748,571
Investments in affiliates	961,619
Futures contracts	(116,307)
Foreign currency transactions	3,772

Net realized gain (loss)	1,597,655

Distributions of capital gains received from investment company affiliates	15,705

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,085,132
Investments in affiliates	230,441
Futures contracts	(131,422)
Foreign currency translations	2,708

Change in net unrealized appreciation/depreciation	2,186,859

Net realized/unrealized gains (losses)	3,800,219

Change in net assets resulting from operations	$5,428,694

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Income Builder Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,628,475	$1,423,000
Net realized gain (loss)	1,597,655	(618,693)
Distributions of capital gains received from investment company affiliates	15,705	17,101
Change in net unrealized appreciation/depreciation	2,186,859	1,756,629

Change in net assets resulting from operations	5,428,694	2,578,037

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(314,113)	(3,288)
From net realized gains	(75,570)	—
Return of capital	—	(101)
Class 2
From net investment income	(1,377,677)	(1,422,951)
From net realized gains	(384,336)	—
Return of capital	—	(40,235)

Total distributions to shareholders	(2,151,696)	(1,466,575)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(950,140)	17,369,425

NET ASSETS:
Change in net assets	2,326,858	18,480,887
Beginning of period	48,571,458	30,090,571

End of period	$50,898,316	$48,571,458

Accumulated undistributed net investment income	$(73,463)	$7,222

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$10,804,890	$—
Distributions reinvested	389,683	3,389
Cost of shares redeemed	(2,573,327)	—

Change in net assets resulting from Class 1 capital transactions	$8,621,246	$3,389

Class 2
Proceeds from shares issued	$17,463,574	$21,578,662
Distributions reinvested	1,762,013	1,463,186
Cost of shares redeemed	(28,796,973)	(5,675,812)

Change in net assets resulting from Class 2 capital transactions	$(9,571,386)	$17,366,036

Total change in net assets resulting from capital transactions	$(950,140)	$17,369,425

SHARE TRANSACTIONS:
Class 1
Issued	1,020,481	—
Reinvested	36,489	342
Redeemed	(241,287)	—

Change in Class 1 Shares	815,683	342

Class 2
Issued	1,663,469	2,188,720
Reinvested	165,048	147,797
Redeemed	(2,745,359)	(567,621)

Change in Class 2 Shares	(916,842)	1,768,896

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Income Builder Portfolio
Class 1
Year Ended December 31, 2017	$9.93	$0.37	(g)	$0.81	$1.18	$(0.39)	$(0.10)	$—	$(0.49)
Year Ended December 31, 2016	9.63	0.37	(g)	0.26	0.63	(0.32)	—	(0.01)	(0.33)
Year Ended December 31, 2015	9.95	0.36	(g)	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)
December 9, 2014 (i) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

Class 2
Year Ended December 31, 2017	9.92	0.35	(g)	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	(g)	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(g)	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)
December 9, 2014 (i) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$10.62	11.89%	$8,776,419	0.59%		3.40%		1.26%		85%
9.93	6.53	106,032	0.60		3.72		1.27		46
9.63	(0.31)	99,526	0.60	(h)	3.56	(h)	1.44	(h)	42
9.95	(0.17)	99,795	0.60	(h)	4.67	(h)	7.83	(h)	1

10.62	11.70	42,121,897	0.84		3.31		1.40		85
9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(h)	3.30	(h)	1.71	(h)	42
9.95	(0.18)	19,856,239	0.85	(h)	4.42	(h)	8.08	(h)	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$306,295	$1,966,076	$2,272,371
Collateralized Mortgage Obligations
United States	—	1,722,354	—	1,722,354
Commercial Mortgage-Backed Securities
United States	—	45,891	—	45,891
Common Stocks
Australia	—	268,832	—	268,832
Belgium	15,128	80,333	—	95,461
Brazil	514,868	—	—	514,868
Canada	141,049	—	—	141,049
Chile	129,270	—	—	129,270
China	—	402,942	—	402,942
Czech Republic	103,042	85,800	—	188,842
Denmark	—	188,540	—	188,540
Finland	36,646	365,168	—	401,814
France	23,451	1,303,651	—	1,327,102
Germany	31,193	866,239	—	897,432
Hong Kong	131,533	276,317	—	407,850
Hungary	—	110,439	—	110,439
India	124,764	—	—	124,764
Indonesia	119,472	—	—	119,472
Ireland	18,975	—	—	18,975
Italy	30,523	313,061	—	343,584
Japan	110,529	364,332	—	474,861
Mexico	293,457	—	—	293,457
Netherlands	43,556	636,377	—	679,933
Norway	—	139,285	—	139,285
Portugal	16,505	21,680	—	38,185
Russia	210,881	256,162	—	467,043
Singapore	—	141,905	—	141,905
South Africa	177,134	358,860	—	535,994
South Korea	149,339	158,455	—	307,794
Spain	—	597,161	—	597,161
Sweden	—	379,805	—	379,805
Switzerland	—	887,663	—	887,663
Taiwan	495,717	448,277	—	943,994
Thailand	60,023	167,603	—	227,626
Turkey	28,929	122,496	—	151,425
United Arab Emirates	96,278	—	—	96,278
United Kingdom	393,752	2,106,211	—	2,499,963
United States	5,627,081	—	—	5,627,081

Total Common Stocks	9,123,095	11,047,594	—	20,170,689

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Convertible Bonds
United States	$—	$3,464	$—	$3,464
Corporate Bonds
Australia	—	287,275	—	287,275
Belgium	—	39,484	—	39,484
Brazil	—	129,184	—	129,184
Canada	—	947,755	—	947,755
Finland	—	51,935	—	51,935
Ireland	—	48,052	—	48,052
Israel	—	37,918	—	37,918
Italy	—	52,568	—	52,568
Luxembourg	—	209,880	—	209,880
Mexico	—	210,750	—	210,750
Switzerland	—	216,750	—	216,750
United Arab Emirates	—	62,383	—	62,383
United Kingdom	—	461,742	—	461,742
United States	—	16,581,389	27,609	16,608,998

Total Corporate Bonds	—	19,337,065	27,609	19,364,674

Investment Companies
United States	4,549,138	—	—	4,549,138
Loan Assignments
Canada	—	5,022	—	5,022
United States	—	114,072	—	114,072

Total	—	119,094	—	119,094

Preferred Stocks
United States	230,990	—	—	230,990
Right
Spain	1,126	—	—	1,126
U.S. Treasury Obligation
United States	—	194,926	—	194,926
Warrants
Switzerland	110,485	361,274	—	471,759
Short-Term Investment
Investment Company	1,037,220	—	—	1,037,220

Total Investments in Securities	$15,052,054	$33,137,957	$1,993,685	$50,183,696

Appreciation in Other Financial Instruments
Futures Contracts	$27,365	$—	$—	$27,365

Depreciation in Other Financial Instruments
Futures Contracts	$(97,060)	$(592)	$—	$(97,652)

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

Transfers from level 2 to level 1 in the amount of $286,630 are due to the non-application of the fair value factors to certain securities during the year ended December 31, 2017.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017
Investments in Securities
Asset-Backed Securities	$1,835,227	$—	$61,067	$6,150	$383,343	$(418,091)	$98,380	$—	$1,966,076
Corporate Bonds — United States	—	—	(96)	396	27,309	—	—	—	27,609

Total	$1,835,227	$—	$60,971	$6,546	$410,652	$(418,091)	$98,380	$—	$1,993,685

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2017, which were valued using significant unobservable inputs (level 3) amounted to $60,971. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,966,076	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (6.58%)
			Constant Default Rate	2.75% - 6.90% (4.43%)
			Yield (Discount Rate of Cash Flows)	2.37% - 6.93% (3.82%)

Asset-Backed Securities	1,966,076

	27,600	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.22% (10.22%)
	9	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	27,609

Total	$1,993,685

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	328,420	1,455,132	1,804,139	585,513	(9,080)	84,201	2,748,879	87,911	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	2,179,570	841,581	3,788,980	753,119	14,710	—	—	—
JPMorgan Equity Income Fund, Class R6 Shares	103,463	2,898,895	1,223,831	2,671,577	217,580	131,530	1,800,259	54,286	15,705
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	1,037,220	1,417,157	36,211,435	36,591,372	—	—	1,037,220	7,995	—

Total		7,950,754	40,080,986	43,637,442	961,619	230,441	5,586,358	150,192	15,705

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When a portfolio purchases a loan assignment, the portfolio has direct rights against the Borrower on a loan, provided, however, the portfolio’s rights may be more limited than the Lender from which they acquired the assignment and the portfolio may be able to enforce its rights only through the Agent. As a result, the portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the portfolio and the Borrower (“Intermediate Participants”). A portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a portfolio could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. When Issued, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until the settlement date.

E. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2017:

Futures Contracts:
Equity
Average Notional Balance Long	$447,197
Average Notional Balance Short	1,405,375	(a)
Ending Notional Balance Long	1,246,004
Ending Notional Balance Short	1,454,625
Foreign Exchange
Average Notional Balance Short	2,297,143
Ending Notional Balance Short	2,430,825
Interest Rate
Average Notional Balance Short	4,444,875
Ending Notional Balance Short	3,368,305

(a)	For the period September 1, 2017 through December 31, 2017.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$12,173
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	15,192

		$27,365

Gross Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(39,258)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(58,394)

Total		$(97,652)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$26,660
Foreign exchange contracts	(148,003)
Interest rate contracts	5,036

Total	$(116,307)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(43,202)
Foreign exchange contracts	(72,686)
Interest rate contracts	(15,534)

Total	$(131,422)

The Portfolio’s derivatives contracts held at December 31, 2017 are not accounted for as hedging instruments under GAAP.

G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. Certain Portfolios may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest Income on the Statement of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$36,336	$(17,370)	$(18,966)

The reclassifications for the Portfolio relate primarily to investments in perpetual bonds.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2017, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2017 and is in place until at least April 30, 2018.

For the year ended December 31, 2017, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$194,288	$40,064	$234,352	$41,056

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2017 was $2,156.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2017, the Portfolio incurred $7 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$40,094,018	$41,761,105	$165,763	$114,999

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$46,874,848	$3,778,878	$537,831	$3,241,047

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of futures contracts, investments in perpetual bonds and investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,691,790	$459,906	$2,151,696

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Return of Capital	Total Distributions Paid
$1,426,239	$40,336	$1,466,575

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$114,883	$3,242,798

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, investments in perpetual bonds and investments in PFICs.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards in the amount of $857,169.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2017, the Portfolio had four omnibus accounts which owned 74.6% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Portfolio’s financial statements as of December 31, 2017. The adoption had no effect on the Portfolio’s net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium to be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Income Builder Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Income Builder Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2017 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the three years in the period ended December 31, 2017 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	41

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,056.10	$3.06	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class 2
Actual	1,000.00	1,056.40	4.35	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds in which the Portfolio invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory

Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fifth quintile for the one-year period ended December 31, 2016 based upon both the Peer Group and Universe. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Portfolio performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 6.94% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2017.

Long Term Capital Gain

The Fund distributed $459,906, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2017.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	AN-JPMITIBP-1217

Annual Report

JPMorgan Insurance Trust

December 31, 2017

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

U.S. economic growth accelerated through 2017, supported by synchronized growth in the global economy and central bank policies that helped push equity prices higher in the U.S. as well as most developed market and emerging market nations.

“Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy.” — George C.W. Gatch

During the year, the U.S. entered its third longest economic expansion on record. Gross domestic product (GDP) rose by 1.8%, 1.2% and 3.2% in the first three quarters of 2017, respectively, and preliminary estimates put fourth quarter GDP growth at 2.6%. Unemployment fell steadily to 4.1% in December 2017 from 4.8% at the start of the year — though growth in wages remained weak — and U.S. consumer confidence reached a 17-year high in November 2017. Corporate profits rose strongly and received a boost from stable energy prices and a 10% decline in the value of the U.S. dollar over the course of the year.

Notably, three large hurricanes — along with wildfires and other natural disasters — combined to cause an estimated $306 billion in damage in the U.S., making 2017 the most expensive year to date for natural disasters. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates three times in 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during 2017, which provided support for the domestic economy and for financial markets.

Globally, most developed market and emerging market economies also continued to grow throughout 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade. China’s GDP grew by an estimated 6.8%

in 2017, supported by personal consumption and growth in foreign trade, according to the World Bank.

Roughly 120 countries, comprising three-fourths of global GDP, experienced increased economic growth in 2017 relative to 2016, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns throughout 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities for the year.

In the U.S., the Standard & Poor’s 500 Index (the “S&P 500”) reached 62 new closing highs during 2017 — the second largest number on record — and posted positive total returns (dividends included) in each month of the year for the first time since the current formula of the benchmark index was created in 1957. At the same time, equity market volatility fell to historic lows and by the end of 2017, U.S. stock prices overall hadn’t experienced a decline of 3% or greater for 14 consecutive months. While U.S. fixed income markets largely provided positive returns during the year, they underperformed equity markets.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited external demand and a reduction in U.S. corporate tax rates from the Tax Cuts and Jobs Act of 2017. Generally strong fourth-quarter 2017 earnings, historically high consumer confidence and increased business investment point to continued growth in the U.S. economy. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	16.85%
MSCI World Index (net of foreign withholding taxes)	22.40%
Global Allocation Composite Benchmark	14.52%

Net Assets as of 12/31/2017	$62,777,820

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. and elsewhere rallied throughout 2017 amid synchronized global economic growth, central bank stimulus and rising corporate profits.

During the year, the Standard & Poor’s 500 Index (S&P 500) reached 62 new closing highs — the most since 1995 — and, for the first time ever, posted positive total returns in all twelve months (when dividends are included). December 2017 marked the fourteenth consecutive month of gains for the S&P 500. In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year, and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks generally outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks.

Meanwhile, fixed-income securities experienced positive but lackluster returns. High yield bonds (also known as “junk bonds”) slightly outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Global Allocation Composite Benchmark (the “Composite”) for the twelve months ended December 31, 2017.

The Portfolio’s allocation to core fixed-income securities, which underperformed global equities during the reporting period, detracted from performance relative to the Benchmark.

The Portfolio’s performance relative to the Composite, which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, was helped by the Portfolio’s overweight allocation to international developed market and emerging market equities. The Portfolio’s overweight allocation to U.S. high-yield bonds (also known as “junk bonds”) and emerging market debt also contributed to performance relative to the Composite.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio’s managers maintained a constructive view on developed market and emerging market equities as well as extended credit. The managers decreased their allocation to U.S. equities in favor of international developed and emerging markets. The portfolio managers’ views on synchronized global growth and a tepid increase in U.S. interest rates also led to a meaningful increase in non-U.S. currency exposure. The euro as well as emerging market currencies remained the highest non-U.S. currency allocations. Within fixed income, the managers added to the Portfolio’s emerging market debt exposure during the period. Within core fixed income, the managers increased the Portfolio’s allocation to global government bonds to provide diversification.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	6.8%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5.2
3.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4.9
4.	Japan Government Bond, (Japan), 0.10%, 06/20/2026	2.0
5.	U.S. Treasury Notes, 0.75%, 01/31/2018	1.8
6.	U.K. Treasury Bonds, (United Kingdom), Reg. S, 1.50%, 07/22/2026	1.1
7.	Australia Government Bond, (Australia), Reg. S, 5.25%, 03/15/2019	0.9
8.	U.S. Treasury Notes, 2.13%, 05/15/2025	0.9
9.	FNMA REMIC, Series 2017-49, Class JA, 4.00%, 07/25/2053	0.8
10.	Italy Government Bond, (Italy), 0.45%, 06/01/2021	0.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Canadian National Railway Co., (Canada)	21.9%
2.	General Electric Co.	15.8
3.	Kimberly-Clark Corp.	14.7
4.	Harley-Davidson, Inc.	12.2
5.	Whirlpool Corp.	11.8
6.	Seagate Technology plc	3.6
7.	Allergan plc	3.4
8.	American International Group, Inc.	3.2
9.	Hawaiian Holdings, Inc.	2.7
10.	Martin Marietta Materials, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	47.7%
Investment Companies	16.9
Collateralized Mortgage Obligations	9.2
Foreign Government Securities	7.8
U.S. Treasury Obligations	4.1
Corporate Bonds	2.4
Asset-Backed Securities	2.1
Others (each less than 1.0%)	0.9
Short-Term Investments	8.9

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2017. The Portfolio’s composition is subject to change.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	17.11%	7.13%	6.91%
CLASS 2 SHARES	December 9, 2014	16.85	6.86	6.64

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/2017)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays Global Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — 99.5%
Asset-Backed Securities — 2.1%
	United States — 2.1%
40,606	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.61%, 03/25/2027 (bb)	40,487
58,091	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W5, Class M1, 2.45%, 04/25/2034 (z) (bb)	58,005
	Asset-Backed Securities Corp. Home Equity Loan Trust,
83,548	Series 2003-HE6, Class M2, 4.03%, 11/25/2033 (z) (bb)	84,024
79,070	Series 2004-HE3, Class M2, 3.23%, 06/25/2034 (z) (bb)	76,940
	Bear Stearns Asset-Backed Securities Trust,
49,583	Series 2003-2, Class M1, 3.35%, 03/25/2043 (z) (bb)	49,401
31,328	Series 2004-HE5, Class M2, 3.43%, 07/25/2034 (z) (bb)	31,250
	Countrywide Asset-Backed Certificates,
50,459	Series 2004-2, Class M1, 2.30%, 05/25/2034 (z) (bb)	50,378
101,301	Series 2006-19, Class 2A2, 1.71%, 03/25/2037 (z) (bb)	100,365
56,892	CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M2, 2.38%, 03/25/2034 (z) (bb)	56,466
	CWABS, Inc. Asset-Backed Certificates Trust,
82,347	Series 2004-5, Class M3, 3.28%, 07/25/2034 (z) (bb)	81,931
51,467	Series 2004-5, Class M5, 3.88%, 05/25/2034 (z)	49,728
47,857	Home Equity Asset Trust, Series 2007-2, Class 2A2, 1.74%, 07/25/2037 (z) (bb)	47,721
104,251	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, 1.74%, 06/25/2036 (z) (bb)	101,300
109,670	Long Beach Mortgage Loan Trust, Series 2004-4, Class M1, 2.45%, 10/25/2034 (z)	109,216
60,124	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, 2.57%, 10/25/2033 (z) (bb)	59,545
50,930	Saxon Asset Securities Trust, Series 2003-3, Class M1, 2.30%, 12/25/2033 (z) (bb)	49,119
28,965	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, 2.53%, 10/25/2033 (z) (bb)	28,863

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Structured Asset Securities Corp. Mortgage Loan Trust,
115,450	Series 2006-BC6, Class A4, 1.72%, 01/25/2037 (z)	111,898
60,504	Series 2007-WF2, Class A1, 2.55%, 08/25/2037 (z) (bb)	61,562
87,836	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3, Class A2, 1.70%, 01/25/2037 (z) (bb)	87,125

	Total Asset-Backed Securities (Cost $1,257,086)	1,335,324

Collateralized Mortgage Obligations — 9.1%
	United States — 9.1%
45,732	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 3.56%, 06/25/2045 (z)	46,307
32,587	Banc of America Funding Trust, Series 2006-A, Class 1A1, 3.63%, 02/20/2036 (z)	32,259
34,667	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, 3.46%, 02/25/2035 (z)	34,290
59,236	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, 3.52%, 05/25/2035 (z)	60,065
	FHLMC REMIC
98,953	Series 3632, Class PK, 5.00%, 02/15/2040	107,087
57,021	Series 3788, Class FA, 2.01%, 01/15/2041 (z)	57,646
100,303	Series 3923, Class GD, 2.00%, 05/15/2040	98,610
37,164	Series 4005, Class PA, 2.00%, 10/15/2041	35,883
103,188	Series 4062, Class BA, 3.50%, 06/15/2038	105,004
121,510	Series 4118, Class PD, 1.50%, 05/15/2042	116,348
296,921	Series 4135, Class AD, 2.00%, 06/15/2042	288,930
122,488	Series 4323, Class VA, 4.00%, 03/15/2027	128,782
118,747	Series 4329, Class KA, 3.00%, 01/15/2040	120,276
121,087	Series 4364, Class A, 3.00%, 08/15/2040	122,644
124,364	Series 4366, Class KA, 3.00%, 03/15/2041	125,873
123,856	Series 4467, Class AB, 3.00%, 07/15/2041	124,878

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
121,141	Series 4494, Class KA, 3.75%, 10/15/2042	125,607
331,542	Series 4510, Class HB, 2.00%, 03/15/2040	326,835
127,208	Series 4639, Class AC, 3.00%, 05/15/2040	128,431
122,962	Series 4669, Class VJ, 4.00%, 05/15/2028	130,210
	FHLMC STRIPS
138,664	Series 242, Class F29, 1.73%, 11/15/2036 (z)	138,731
86,387	Series 311, Class F1, 2.03%, 08/15/2043 (z)	86,918
176,176	Series 317, Class F3, 2.00%, 11/15/2043 (z)	177,930
43,261	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, 3.49%, 02/25/2035 (z)	43,077
	FNMA REMIC
119,258	Series 2010-142, Class FM, 2.02%, 12/25/2040 (z)	119,689
122,155	Series 2013-58, Class KJ, 3.00%, 02/25/2043	123,631
291,645	Series 2013-101, Class FE, 2.15%, 10/25/2043 (z)	295,614
122,858	Series 2015-15, Class GH, 2.50%, 03/25/2041	122,225
54,213	Series 2016-8, Class FA, 2.00%, 03/25/2046 (z)	54,530
120,626	Series 2016-40, Class PA, 3.00%, 07/25/2045	121,800
121,927	Series 2016-103, Class LA, 3.00%, 05/25/2044	122,901
118,405	Series 2017-4, Class AH, 3.00%, 05/25/2041	119,549
497,969	Series 2017-49, Class JA, 4.00%, 07/25/2053	519,316
123,691	Series 2017-50, Class CB, 2.00%, 04/25/2041	121,540
	GNMA
135,124	Series 2008-35, Class FH, 2.10%, 04/20/2038 (z)	136,774
138,603	Series 2014-117, Class FP, 1.80%, 06/20/2043 (z)	138,804
100,664	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, 1.99%, 05/25/2035 (z)	96,334

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
114,886	Impac CMB Trust, Series 2004-7, Class 1A2, 2.47%, 11/25/2034 (z)	111,638
29,939	JP Morgan Mortgage Trust, Series 2005-A3, Class 4A1, 3.66%, 06/25/2035 (z)	30,252
12,643	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/2036	12,232
31,119	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, 5.17%, 01/25/2037 (z)	30,090
29,501	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, 3.53%, 07/25/2034 (z)	29,076
69,281	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-5, Class 1APT, 1.83%, 12/25/2035 (z)	67,380
21,696	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.00%, 08/25/2019	21,633
	WaMu Mortgage Pass-Through Certificates Trust
29,022	Series 2005-AR3, Class A1, 3.08%, 03/25/2035 (z)	28,517
49,651	Series 2005-AR5, Class A6, 3.03%, 05/25/2035 (z)	49,973
44,395	Series 2005-AR10, Class 1A3, 3.30%, 09/25/2035 (z)	44,142
	Wells Fargo Mortgage-Backed Securities Trust
51,055	Series 2004-EE, Class 2A2, 3.42%, 12/25/2034 (z)	52,374
102,159	Series 2004-W, Class A1, 3.71%, 11/25/2034 (z)	102,877
41,604	Series 2004-Z, Class 2A2, 3.74%, 12/25/2034 (z)	42,327
25,933	Series 2005-16, Class A8, 5.75%, 01/25/2036	27,633
18,992	Series 2005-AR2, Class 2A1, 3.28%, 03/25/2035 (z)	19,047
36,524	Series 2005-AR2, Class 2A2, 3.28%, 03/25/2035 (z)	36,925
54,426	Series 2005-AR3, Class 1A1, 3.46%, 03/25/2035 (z)	55,866
32,417	Series 2005-AR4, Class 2A2, 3.42%, 04/25/2035 (z)	32,548
66,586	Series 2006-AR3, Class A3, 3.27%, 03/25/2036 (z)	65,956

	Total Collateralized Mortgage Obligations (Cost $5,687,566)	5,715,814

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — 47.5%
	Australia — 1.1%
5,969	Australia & New Zealand Banking Group Ltd.	133,163
5,531	BHP Billiton Ltd.	127,052
1,137	Commonwealth Bank of Australia	70,958
330	CSL Ltd.	36,265
7,614	Dexus	57,779
12,437	Goodman Group	81,493
1,109	Macquarie Group Ltd.	85,776
1,900	Wesfarmers Ltd.	65,698
1,138	Westpac Banking Corp.	27,680

		685,864

	Austria — 0.1%
2,130	Erste Group Bank AG (a)	92,305

	Belgium — 0.3%
1,409	Anheuser-Busch InBev SA/NV	157,303

	Canada — 0.7%
2,161	Brookfield Asset Management, Inc., Class A	94,090
633	Canadian Pacific Railway Ltd.	115,687
55	Fairfax Financial Holdings Ltd.	29,169
1,238	Gildan Activewear, Inc.	39,987
2,615	Waste Connections, Inc.	185,508

		464,441

	Denmark — 0.2%
2,619	Novo Nordisk A/S, Class B	140,733

	Finland — 0.4%
586	Cargotec OYJ, Class B	33,179
15,391	Nokia OYJ	71,912
7,159	Outokumpu OYJ	66,438
1,464	Wartsila OYJ Abp	92,396

		263,925

	France — 2.5%
1,284	Air Liquide SA	161,417
1,457	Airbus SE	144,807
4,928	AXA SA	146,032
2,215	BNP Paribas SA	164,771
813	Pernod Ricard SA	128,580
1,229	Renault SA	123,365
1,482	Sanofi	127,588
1,887	Schneider Electric SE (a)	159,981
801	Sodexo SA	107,381
3,580	TOTAL SA	197,616

SHARES	SECURITY DESCRIPTION	VALUE

	France — continued
3,870	Vivendi SA	103,869

		1,565,407

	Germany — 2.5%
360	adidas AG	71,996
112	Allianz SE (Registered)	25,631
451	BASF SE	49,444
1,293	Bayer AG (Registered)	160,672
1,971	Brenntag AG	124,259
1,777	Daimler AG (Registered)	150,264
921	Deutsche Boerse AG	106,602
2,749	Deutsche Post AG (Registered)	130,670
5,000	Deutsche Telekom AG (Registered)	88,382
273	HeidelbergCement AG	29,436
891	Henkel AG & Co. KGaA (Preference)	117,661
3,588	Infineon Technologies AG	97,716
395	Linde AG (a)	92,253
1,671	SAP SE	186,944
972	Siemens AG (Registered)	134,581

		1,566,511

	Hong Kong — 0.6%
15,200	AIA Group Ltd.	129,286
8,552	CK Asset Holdings Ltd.	74,549
9,052	CK Hutchison Holdings Ltd.	113,424
1,941	I-CABLE Communications Ltd. (a)	57
7,000	Wharf Holdings Ltd. (The)	24,140
7,000	Wharf Real Estate Investment Co. Ltd. (a)	46,590

		388,046

	Ireland — 0.1%
851	Ryanair Holdings plc, ADR (a)	88,666

	Israel — 0.1%
2,504	Teva Pharmaceutical Industries Ltd., ADR	47,451

	Italy — 0.7%
4,908	Assicurazioni Generali SpA	89,333
2,589	Atlantia SpA	81,622
26,473	Enel SpA	162,790
58,555	Telecom Italia SpA (a)	50,568
3,392	UniCredit SpA (a)	63,275

		447,588

	Japan — 5.5%
2,500	Bridgestone Corp.	115,706
200	Central Japan Railway Co.	35,792
1,100	Daikin Industries Ltd.	129,979

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Japan — continued
3,400	DMG Mori Co. Ltd.	69,998
6,000	Hitachi Ltd.	46,549
4,700	Honda Motor Co. Ltd.	160,399
1,900	Japan Airlines Co. Ltd.	74,233
2,200	Japan Tobacco, Inc.	70,847
1,400	Kao Corp.	94,598
1,900	KDDI Corp.	47,195
4,300	Kyowa Hakko Kirin Co. Ltd.	82,782
2,500	Kyushu Electric Power Co., Inc.	26,186
1,800	Mabuchi Motor Co. Ltd.	97,298
5,200	Marui Group Co. Ltd.	95,057
4,900	Mitsubishi Corp.	135,112
24,800	Mitsubishi UFJ Financial Group, Inc.	180,494
5,800	Mitsui & Co. Ltd.	94,096
2,600	MS&AD Insurance Group Holdings, Inc.	87,699
3,300	NGK Spark Plug Co. Ltd.	79,983
400	Nidec Corp.	56,007
2,500	Nippon Telegraph & Telephone Corp.	117,535
1,300	Nomura Research Institute Ltd.	60,341
900	Otsuka Corp.	68,927
2,100	Otsuka Holdings Co. Ltd.	92,100
8,100	Panasonic Corp.	118,211
3,300	Renesas Electronics Corp. (a)	38,272
3,800	Sekisui House Ltd.	68,547
2,700	Seven & i Holdings Co. Ltd.	111,851
1,200	Sony Corp.	53,859
4,500	Sumitomo Electric Industries Ltd.	75,858
3,300	Sumitomo Mitsui Financial Group, Inc.	142,245
4,500	T&D Holdings, Inc.	76,772
2,600	Tokyo Gas Co. Ltd.	59,406
4,700	Tokyu Corp.	74,918
9,700	Toray Industries, Inc.	91,299
3,600	Toyota Motor Corp.	229,428
1,500	West Japan Railway Co.	109,431
3,200	Yamato Holdings Co. Ltd.	64,241

		3,433,251

	Luxembourg — 0.2%
3,139	ArcelorMittal (a)	101,839

	Netherlands — 1.4%
5,439	Aegon NV	34,559
469	ASML Holding NV	81,540
851	Heineken NV	88,714
8,482	ING Groep NV	155,702

SHARES	SECURITY DESCRIPTION	VALUE

	Netherlands — continued
16,977	Koninklijke KPN NV	59,272
2,011	Koninklijke Philips NV	75,933
901	NN Group NV	38,971
5,357	Royal Dutch Shell plc, Class A	178,834
5,122	Royal Dutch Shell plc, Class B	172,478

		886,003

	Norway — 0.1%
4,051	Norsk Hydro ASA	30,710

	Singapore — 0.2%
7,200	DBS Group Holdings Ltd.	133,173

	Spain — 0.7%
15,240	Banco Santander SA	99,917
15,039	Bankia SA	71,780
18,436	Iberdrola SA	142,719
2,437	Repsol SA	43,029
10,257	Telefonica SA	99,880

		457,325

	Sweden — 0.2%
7,621	Svenska Handelsbanken AB, Class A	104,149

	Switzerland — 2.3%
1,177	Cie Financiere Richemont SA (Registered)	106,598
4,041	Credit Suisse Group AG (Registered) (a)	72,074
1,411	Ferguson plc	101,259
2,256	LafargeHolcim Ltd. (Registered) (a)	127,053
3,885	Nestle SA (Registered)	334,018
2,508	Novartis AG (Registered)	211,054
929	Roche Holding AG	234,903
940	Swiss Re AG	87,909
6,250	UBS Group AG (Registered) (a)	114,830
137	Zurich Insurance Group AG	41,654

		1,431,352

	United Kingdom — 3.7%
7,608	3i Group plc	93,663
969	Associated British Foods plc	36,894
1,503	AstraZeneca plc	103,715
10,504	Aviva plc	71,641
10,327	Barclays plc	28,269
6,319	Barratt Developments plc	55,124
15,480	BP plc	108,597
3,242	British American Tobacco plc	219,155
3,877	Burberry Group plc	93,474
7,062	Dixons Carphone plc	18,945

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United Kingdom — continued
5,562	GlaxoSmithKline plc	98,498
19,671	HSBC Holdings plc	203,033
1,648	InterContinental Hotels Group plc	104,821
27,947	ITV plc	62,447
73,997	Lloyds Banking Group plc	67,854
418	Micro Focus International plc, ADR (a)	14,041
6,093	Prudential plc	156,044
216	Reckitt Benckiser Group plc	20,151
2,691	Rio Tinto Ltd.	158,217
1,394	Rio Tinto plc	73,126
8,389	Standard Chartered plc (a)	88,098
23,344	Taylor Wimpey plc	65,053
1,681	TechnipFMC plc	52,146
1,105	Unilever NV—CVA	62,215
66,918	Vodafone Group plc	211,527
2,157	WPP plc	38,968

		2,305,716

	United States — 23.9%
1,586	Acadia Healthcare Co., Inc. (a)	51,751
437	Adobe Systems, Inc. (a)	76,580
441	AdvanSix, Inc. (a)	18,553
219	Aetna, Inc. (j)	39,505
40	Alleghany Corp. (a)	23,844
279	Allergan plc	45,639
2,030	Ally Financial, Inc.	59,195
226	Alphabet, Inc., Class A (a)	238,068
400	Alphabet, Inc., Class C (a) (j)	418,560
268	Amazon.com, Inc. (a) (j)	313,418
971	American Electric Power Co., Inc.	71,436
1,737	American Homes 4 Rent, Class A	37,936
1,546	American International Group, Inc.	92,111
675	Amphenol Corp., Class A	59,265
742	Apache Corp.	31,327
2,142	Apple, Inc. (j)	362,491
1,214	Applied Materials, Inc.	62,060
222	Arista Networks, Inc. (a)	52,299
483	Arrow Electronics, Inc. (a)	38,838
108	AutoZone, Inc. (a)	76,828
2,029	Ball Corp.	76,798
7,141	Bank of America Corp.	210,802
1,339	Berkshire Hathaway, Inc., Class B (a)	265,417
1,024	Berry Global Group, Inc. (a)	60,078
518	Best Buy Co., Inc.	35,467

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
111	BlackRock, Inc.	57,022
908	Brinker International, Inc.	35,267
2,398	Brixmor Property Group, Inc.	44,747
429	Broadcom Ltd.	110,210
1,945	Capital One Financial Corp.	193,683
585	Carlisle Cos., Inc. (j)	66,485
198	Caterpillar, Inc.	31,201
837	Cavium, Inc. (a)	70,166
2,420	CBRE Group, Inc., Class A (a)	104,810
1,060	CBS Corp. (Non-Voting), Class B	62,540
341	CH Robinson Worldwide, Inc.	30,380
4,057	Charles Schwab Corp. (The)	208,408
170	Charter Communications, Inc., Class A (a)	57,113
399	Chubb Ltd.	58,306
144	Cigna Corp.	29,245
1,763	Cisco Systems, Inc.	67,523
1,206	Citigroup, Inc.	89,738
1,893	Citizens Financial Group, Inc.	79,468
1,365	Clear Channel Outdoor Holdings, Inc., Class A	6,279
914	CNO Financial Group, Inc.	22,567
689	Columbia Sportswear Co.	49,525
679	Comerica, Inc.	58,944
1,095	CommScope Holding Co., Inc. (a)	41,424
430	Concho Resources, Inc. (a)	64,595
1,084	ConocoPhillips	59,501
1,293	Copart, Inc. (a)	55,845
1,896	Corning, Inc.	60,653
1,844	Coty, Inc., Class A	36,677
504	CVS Health Corp.	36,540
3,120	Delta Air Lines, Inc.	174,720
820	DENTSPLY SIRONA, Inc.	53,981
290	Discover Financial Services	22,307
2,075	DISH Network Corp., Class A (a)	99,081
527	Dover Corp.	53,222
527	Dr Pepper Snapple Group, Inc.	51,151
354	Duke Energy Corp.	29,775
824	Eagle Materials, Inc.	93,359
1,130	East West Bancorp, Inc.	68,738
356	EastGroup Properties, Inc.	31,463
220	Ecolab, Inc.	29,520
518	Edison International	32,758
920	Electronic Arts, Inc. (a)	96,655
240	Energizer Holdings, Inc.	11,515
2,513	Entercom Communications Corp., Class A (j)	27,140

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
415	EOG Resources, Inc.	44,783
618	EQT Corp.	35,177
541	Eversource Energy	34,180
1,846	Evolent Health, Inc., Class A (a)	22,706
740	Exact Sciences Corp. (a)	38,880
284	Expedia, Inc.	34,015
1,420	Exxon Mobil Corp. (j)	118,769
1,323	Facebook, Inc., Class A (a)	233,457
446	Fidelity National Information Services, Inc.	41,964
1,594	Fifth Third Bancorp	48,362
712	First Republic Bank	61,688
884	Fiserv, Inc. (a)	115,919
848	Fortune Brands Home & Security, Inc.	58,037
868	Gap, Inc. (The)	29,564
336	Genuine Parts Co.	31,923
916	Global Payments, Inc.	91,820
1,332	GoDaddy, Inc., Class A (a)	66,973
2,043	Graphic Packaging Holding Co.	31,564
497	Guidewire Software, Inc. (a)	36,907
679	Hartford Financial Services Group, Inc. (The)	38,214
494	HCA Healthcare, Inc. (a)	43,393
2,084	Hewlett Packard Enterprise Co.	29,926
973	Hilton Grand Vacations, Inc. (a)	40,817
1,563	Hilton Worldwide Holdings, Inc.	124,821
253	Home Depot, Inc. (The)	47,951
492	Honeywell International, Inc.	75,453
198	Humana, Inc.	49,118
7,263	Huntsman Corp.	241,784
247	Illinois Tool Works, Inc.	41,212
291	Illumina, Inc. (a)	63,581
2,153	Intel Corp.	99,382
435	Intercept Pharmaceuticals, Inc. (a)	25,413
142	Intuitive Surgical, Inc. (a)	51,821
1,015	Invesco Ltd.	37,088
368	Jazz Pharmaceuticals plc (a)	49,551
324	John Bean Technologies Corp.	35,899
781	Johnson & Johnson	109,121
911	KapStone Paper and Packaging Corp.	20,671
2,129	Kimco Realty Corp.	38,641
2,798	Kinder Morgan, Inc.	50,560
178	KLA-Tencor Corp.	18,702
1,127	Kohl’s Corp.	61,117
2,063	Kroger Co. (The)	56,629

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
1,856	La Quinta Holdings, Inc. (a)	34,262
261	Lam Research Corp.	48,042
429	Lennox International, Inc.	89,344
1,771	LKQ Corp. (a)	72,027
2,213	Loews Corp. (j)	110,716
638	M&T Bank Corp.	109,092
1,002	Marathon Petroleum Corp.	66,112
195	Marsh & McLennan Cos., Inc.	15,871
257	Martin Marietta Materials, Inc.	56,807
1,105	Mastercard, Inc., Class A	167,253
1,521	Merck & Co., Inc.	85,587
3,274	Microsoft Corp. (j)	280,058
416	Mid-America Apartment Communities, Inc.	41,833
425	Middleby Corp. (The) (a)	57,354
541	Mohawk Industries, Inc. (a) (j)	149,262
629	Molson Coors Brewing Co., Class B	51,622
1,996	Mondelez International, Inc., Class A	85,429
717	Monster Beverage Corp. (a)	45,379
1,001	Morgan Stanley	52,522
440	Murphy USA, Inc. (a)	35,358
544	Nasdaq, Inc.	41,796
369	Netflix, Inc. (a)	70,833
377	Newell Brands, Inc.	11,649
656	Nexstar Media Group, Inc., Class A	51,299
899	NextEra Energy, Inc.	140,415
813	Nordstrom, Inc.	38,520
305	Norfolk Southern Corp.	44,194
257	Northern Trust Corp.	25,672
700	Northrop Grumman Corp.	214,837
822	Norwegian Cruise Line Holdings Ltd. (a)	43,772
502	NVIDIA Corp.	97,137
647	Occidental Petroleum Corp.	47,658
581	Old Dominion Freight Line, Inc.	76,431
721	Oshkosh Corp.	65,532
1,634	Outfront Media, Inc.	37,909
251	Palo Alto Networks, Inc. (a)	36,380
446	Park Hotels & Resorts, Inc.	12,822
228	Parker-Hannifin Corp.	45,504
1,497	PayPal Holdings, Inc. (a)	110,209
1,047	PBF Energy, Inc., Class A	37,116
378	PepsiCo, Inc.	45,330
4,232	Pfizer, Inc.	153,283
653	Phillips 66	66,051
742	PNC Financial Services Group, Inc. (The)	107,063
587	Post Holdings, Inc. (a)	46,508

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
46	Priceline Group, Inc. (The) (a)	79,936
724	Procter & Gamble Co. (The)	66,521
297	Prudential Financial, Inc.	34,149
200	Public Storage	41,800
785	QUALCOMM, Inc.	50,256
1,539	Rayonier, Inc.	48,679
356	Red Hat, Inc. (a)	42,756
509	Revance Therapeutics, Inc. (a)	18,197
605	S&P Global, Inc.	102,487
171	Sage Therapeutics, Inc. (a)	28,165
816	salesforce.com, Inc. (a)	83,420
111	Sempra Energy	11,868
494	ServiceNow, Inc. (a)	64,413
2,502	Shire plc	129,656
2,332	Southwest Airlines Co.	152,629
462	Spark Therapeutics, Inc. (a)	23,756
870	Splunk, Inc. (a)	72,071
744	Square, Inc., Class A (a)	25,794
526	Stanley Black & Decker, Inc.	89,257
1,277	SunTrust Banks, Inc.	82,481
986	T. Rowe Price Group, Inc.	103,461
433	Take-Two Interactive Software, Inc. (a)	47,535
687	Teladoc, Inc. (a)	23,942
121	Tesla, Inc. (a)	37,673
845	Texas Instruments, Inc.	88,252
5,329	TherapeuticsMD, Inc. (a)	32,187
337	Thermo Fisher Scientific, Inc.	63,990
310	Tiffany & Co.	32,224
406	Time Warner, Inc.	37,137
491	Travelers Cos., Inc. (The)	66,599
336	TreeHouse Foods, Inc. (a)	16,619
530	United Technologies Corp.	67,612
1,975	UnitedHealth Group, Inc. (j)	435,409
681	Unum Group	37,380
1,275	US Bancorp	68,314
1,028	Vantiv, Inc., Class A (a)	75,609
612	Veeva Systems, Inc., Class A (a)	33,831
1,041	Verizon Communications, Inc.	55,100
437	Vertex Pharmaceuticals, Inc. (a)	65,489
1,562	Visa, Inc., Class A	178,099
503	WABCO Holdings, Inc. (a)	72,180
622	Walgreens Boots Alliance, Inc.	45,170
589	Wal-Mart Stores, Inc.	58,164
610	Wayfair, Inc., Class A (a)	48,965

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
198	WEC Energy Group, Inc.	13,153
3,523	Wells Fargo & Co.	213,740
1,009	WestRock Co.	63,779
682	Weyerhaeuser Co.	24,047
323	Wynn Resorts Ltd.	54,455
1,284	Xcel Energy, Inc.	61,773

		15,002,095

	Total Common Stocks (Cost $24,551,637)	29,793,853

PRINCIPAL AMOUNT
Corporate Bonds — 2.4%
	Belgium — 0.1%
	Anheuser-Busch InBev Finance, Inc.,
20,000	3.65%, 02/01/2026	20,634
5,000	4.90%, 02/01/2046	5,790
5,000	Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/2048	5,442

		31,866

	Canada — 0.1%
17,000	Cenovus Energy, Inc., 5.40%, 06/15/2047	17,875
10,000	Emera US Finance LP, 4.75%, 06/15/2046	10,938
25,000	TransCanada PipeLines Ltd., 4.63%, 03/01/2034	27,897

		56,710

	Israel — 0.0% (g)
35,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/2046	26,542

		–
	United Kingdom — 0.1%
25,000	BAT Capital Corp., 4.54%, 08/15/2047 (e)	26,299
20,000	Reynolds American, Inc., 4.45%, 06/12/2025	21,320

		47,619

	United States — 2.1%
20,000	21st Century Fox America, Inc., 4.95%, 10/15/2045	23,518
15,000	Abbott Laboratories, 4.75%, 11/30/2036	16,842
10,000	AbbVie, Inc., 4.45%, 05/14/2046	10,860
	Allergan Funding SCS,
20,000	4.55%, 03/15/2035	21,150
5,000	4.75%, 03/15/2045	5,318

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
25,000	Altria Group, Inc., 3.88%, 09/16/2046	24,784
20,000	Amazon.com, Inc., 4.25%, 08/22/2057 (e)	21,794
	American International Group, Inc.,
20,000	3.88%, 01/15/2035	20,062
10,000	4.80%, 07/10/2045	11,205
20,000	Amgen, Inc., 4.40%, 05/01/2045	21,741
15,000	Anthem, Inc., 4.38%, 12/01/2047	15,923
	AT&T, Inc.,
20,000	4.35%, 06/15/2045	18,436
10,000	4.50%, 03/09/2048	9,362
10,000	5.25%, 03/01/2037	10,569
25,000	5.30%, 08/14/2058	25,059
20,000	Baker Hughes a GE Co. LLC, 4.08%, 12/15/2047 (e)	20,322
	Bank of America Corp.,
12,000	(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (e) (aa)	11,999
30,000	(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/2028 (aa)	31,022
15,000	Becton Dickinson and Co., 4.67%, 06/06/2047	16,226
20,000	Brighthouse Financial, Inc., 4.70%, 06/22/2047 (e)	20,385
5,000	Cardinal Health, Inc., 4.37%, 06/15/2047	4,965
5,000	CBS Corp., 4.60%, 01/15/2045	5,094
15,000	Celgene Corp., 4.35%, 11/15/2047	15,566
	Charter Communications Operating LLC,
5,000	5.38%, 05/01/2047 (e)	5,123
20,000	6.38%, 10/23/2035	23,440
10,000	6.48%, 10/23/2045	11,650
	Citigroup, Inc.,
25,000	(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/2028 (aa)	25,870
6,000	4.65%, 07/30/2045	6,823
10,000	Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	12,471
10,000	Comcast Corp., 3.40%, 07/15/2046	9,452
25,000	Corning, Inc., 4.38%, 11/15/2057	24,792
10,000	Cox Communications, Inc., 4.60%, 08/15/2047 (e)	10,084
15,000	Dell International LLC, 8.35%, 07/15/2046 (e)	19,315
20,000	Discovery Communications LLC, 5.20%, 09/20/2047	20,857

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
15,000	Dominion Energy Gas Holdings LLC, 4.60%, 12/15/2044	16,488
10,000	Energy Transfer LP, 5.15%, 02/01/2043	9,462
35,000	Enterprise Products Operating LLC, 4.90%, 05/15/2046	38,529
20,000	Exelon Corp., 4.45%, 04/15/2046	21,715
25,000	Express Scripts Holding Co., 4.80%, 07/15/2046	26,571
	Ford Motor Co.,
25,000	4.75%, 01/15/2043	25,332
20,000	5.29%, 12/08/2046	21,746
	General Motors Co.,
15,000	5.00%, 04/01/2035	15,886
30,000	5.20%, 04/01/2045	31,673
	Gilead Sciences, Inc.,
20,000	4.15%, 03/01/2047	21,253
15,000	4.60%, 09/01/2035	16,890
	Goldman Sachs Group, Inc. (The),
10,000	3.50%, 11/16/2026	10,056
15,000	3.85%, 01/26/2027	15,396
10,000	4.75%, 10/21/2045	11,445
15,000	Halliburton Co., 5.00%, 11/15/2045	17,210
5,000	Harris Corp., 5.05%, 04/27/2045	5,876
20,000	Hess Corp., 5.80%, 04/01/2047	22,238
	Kraft Heinz Foods Co.,
35,000	4.38%, 06/01/2046	34,638
10,000	5.00%, 06/04/2042	10,722
	Kroger Co. (The),
25,000	3.88%, 10/15/2046	22,866
10,000	4.65%, 01/15/2048	10,227
10,000	Marathon Petroleum Corp., 4.75%, 09/15/2044	10,439
5,000	Markel Corp., 4.30%, 11/01/2047	5,131
20,000	Martin Marietta Materials, Inc., 4.25%, 12/15/2047	19,771
	Morgan Stanley,
10,000	3.63%, 01/20/2027	10,232
25,000	4.30%, 01/27/2045	26,940
10,000	MPLX LP, 5.20%, 03/01/2047	10,965
20,000	Mylan NV, 5.25%, 06/15/2046	21,896
17,000	Noble Energy, Inc., 5.05%, 11/15/2044	18,194
20,000	ONEOK Partners LP, 6.20%, 09/15/2043	23,740
25,000	Owens Corning, 4.30%, 07/15/2047	24,593
10,000	Philip Morris International, Inc., 4.88%, 11/15/2043	11,412
25,000	Phillips 66, 4.88%, 11/15/2044	28,610

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
5,000	Phillips 66 Partners LP, 4.90%, 10/01/2046	5,285
	QUALCOMM, Inc.,
10,000	4.30%, 05/20/2047	10,065
5,000	4.80%, 05/20/2045	5,373
15,000	Southern Power Co., Series F, 4.95%, 12/15/2046	16,439
15,000	Spectra Energy Partners LP, 4.50%, 03/15/2045	15,472
20,000	Sunoco Logistics Partners Operations LP, 5.35%, 05/15/2045	19,805
	Verizon Communications, Inc.,
30,000	4.13%, 08/15/2046	27,689
10,000	4.27%, 01/15/2036	9,941
15,000	5.01%, 04/15/2049	15,718
	Viacom, Inc.,
20,000	4.38%, 03/15/2043	17,300
5,000	5.85%, 09/01/2043	5,170
10,000	Vulcan Materials Co., 4.50%, 06/15/2047	10,201
15,000	Westlake Chemical Corp., 4.38%, 11/15/2047	15,563

		1,344,242

	Total Corporate Bonds (Cost $1,468,304)	1,506,979

Foreign Government Securities — 7.8%
	Australia — 0.9%
AUD 664,000	Australia Government Bond, Reg. S, 5.25%, 03/15/2019	538,755

	Canada — 1.0%
	Canada Government Bond,
CAD 420,000	1.50%, 03/01/2020	332,589
CAD 420,000	1.50%, 06/01/2026	320,536

		653,125

	France — 0.5%
EUR 179,000	France Government Bond, Reg. S, 3.25%, 05/25/2045	289,675

	Italy — 1.1%
	Italy Government Bond,
EUR 405,000	0.45%, 06/01/2021	488,425
EUR 89,000	Reg. S, 3.50%, 03/01/2030 (e)	119,872
EUR 74,000	Reg. S, 4.75%, 09/01/2044 (e)	113,781

		722,078

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Japan — 2.5%
	Japan Government Bond,
JPY 140,750,000	0.10%, 06/20/2026	1,259,499
JPY 31,500,000	0.10%, 12/20/2026	281,583

		1,541,082

	Spain — 0.7%
EUR 336,000	Spain Government Bond, Reg. S, 4.00%, 04/30/2020 (e)	442,336

	United Kingdom — 1.1%
GBP 505,000	U.K. Treasury Gilt, Reg. S, 1.50%, 07/22/2026	704,258

	Total Foreign Government Securities (Cost $4,769,130)	4,891,309

SHARES
Investment Companies — 16.8% (b)
107,983	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,231,938
364,883	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,090,560
570,965	JPMorgan High Yield Fund, Class R6 Shares	4,230,855

	Total Investment Companies (Cost $9,352,687)	10,553,353

NUMBER OF CONTRACTS
Options Purchased — 0.8%
	Call Options Purchased — 0.8%
	Japan — 0.3%
37	TOPIX Index, expiring 03/09/2018 at JPY 1,800.00, European Style (a) Notional Amount: JPY 672,497,200 Exchange Traded	192,587

	United States — 0.5%
712	iShares MSCI Emerging Markets Fund, expiring 03/16/2018 at USD 46.00, American Style (a) Notional Amount: USD 3,354,944 Exchange Traded	146,316
1,411	iShares MSCI Emerging Markets Fund, expiring 03/16/2018 at USD 47.50, American Style (a) Notional Amount: USD 6,648,632 Exchange Traded	166,498
15	Mondelez International, Inc., expiring 06/15/2018 at USD 48.00, American Style (a) Notional Amount: USD 64,200 Exchange Traded	712

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
	United States — continued
9	Newell Brands, Inc., expiring 01/19/2018 at USD 50.00, American Style (a) Notional Amount: USD 27,810 Exchange Traded	23

		313,549

	Total Call Option Purchased	506,136

	Put Options Purchased — 0.0% (g)
	United States — 0.0% (g)
24	Huntsman Corp., expiring 02/16/2018 at USD 31.00, American Style (a) Notional Amount: USD 79,896 Exchange Traded	1,620

	Total Options Purchased (Cost $514,344)	507,756

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
2,437	Repsol SA, expiring 01/05/2018 (Strike Price EUR 0.39) (a)	1,108

	United States — 0.0% (g)
902	Media General, Inc., CVR (a) (bb)	44

	Total Rights (Cost $1,103)	1,152

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 4.1%
	U.S. Treasury Bonds,
269,400	3.63%, 08/15/2043	314,098
326,300	3.75%, 08/15/2041	386,303
115,500	5.38%, 02/15/2031	153,403
70,300	6.13%, 08/15/2029	96,432
	U.S. Treasury Notes,
1,100,000	0.75%, 01/31/2018 (k)	1,099,581
541,500	2.13%, 05/15/2025	533,093

	Total U.S. Treasury Obligations (Cost $2,580,377)	2,582,910

Short-Term Investments — 8.9%
	Foreign Government Treasury Bills — 1.5%
	Canadian Treasury Bills, (Canada),
CAD 350,000	1.33%, 11/15/2018 (n)	274,977
CAD 391,000	1.37%, 10/18/2018 (n)	307,630
CAD 370,000	1.40%, 12/13/2018 (n)	290,228

	Total Foreign Government Treasury Bills (Cost $866,802)	872,835

SHARES	SECURITY DESCRIPTION	VALUE

	Investment Company — 7.4%
4,675,740	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $4,675,740)	4,675,740

	Total Short-Term Investments (Cost $5,542,542)	5,548,575

	Total Investments, Before Short Positions — 99.5% (Cost $55,724,776)	62,437,025
	Other Assets in Excess of Liabilities — 0.5%	340,795

	NET ASSETS — 100.0%	$62,777,820

Short Positions — 0.9%
Common Stocks — 0.9%
	Canada — 0.2%
1,422	Canadian National Railway Co.	117,315

	United States — 0.7%
544	AES Corp.	5,892
111	Allergan plc	18,157
175	American Campus Communities, Inc.	7,180
290	American International Group, Inc.	17,278
40	Crown Castle International Corp.	4,440
26	Everest Re Group Ltd.	5,753
4,854	General Electric Co.	84,702
1,286	Harley-Davidson, Inc.	65,432
365	Hawaiian Holdings, Inc.	14,545
652	Kimberly-Clark Corp.	78,670
36	Martin Marietta Materials, Inc.	7,958
68	National Fuel Gas Co.	3,734
174	OGE Energy Corp.	5,726
460	Seagate Technology plc	19,246
69	Sysco Corp.	4,190
61	Vulcan Materials Co.	7,831
59	Welltower, Inc.	3,763
373	Whirlpool Corp.	62,903

		417,400

	Total Securities Sold Short (Proceeds $532,226)	534,715

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

Summary of Investments by Industry, December 31, 2017

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Investment Companies	16.9%
Collateralized Mortgage Obligations	9.2
Foreign Government Securities	7.8
Banks	5.0
Pharmaceuticals	3.0
U.S. Treasury Notes	2.6
Oil, Gas & Consumable Fuels	2.5
Insurance	2.5
Asset-Backed Securities	2.1
Capital Markets	2.0
Software	1.6
Internet Software & Services	1.5
U.S. Treasury Bonds	1.5
IT Services	1.5
Semiconductors & Semiconductor Equipment	1.4
Automobiles	1.3
Electric Utilities	1.2
Health Care Providers & Services	1.2
Chemicals	1.1
Machinery	1.1
Media	1.1
Others (each less than 1.0%)	23.0
Short-Term Investments	8.9

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Road & Rail	21.9%
Industrial Conglomerates	15.8
Household Products	14.7
Automobiles	12.2
Household Durables	11.8
Insurance	4.3
Technology Hardware, Storage & Peripherals	3.6
Pharmaceuticals	3.4
Construction Materials	3.0
Equity Real Estate Investment Trusts (REITs)	2.9
Airlines	2.7
Independent Power and Renewable Electricity Producers	1.1
Electric Utilities	1.1
Others (each less than 1.0%)	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	1	01/2018	HKD	191,206	2,079
Australia 10 Year Bond	3	03/2018	AUD	302,326	(2,343)
EURO STOXX 50 Index	9	03/2018	EUR	376,233	(10,268)
Foreign Exchange EUR/USD	24	03/2018	USD	3,622,650	75,254
Foreign Exchange JPY/USD	15	03/2018	USD	1,671,375	7,472
FTSE 100 Index	2	03/2018	GBP	205,464	4,509
Russell 2000 E-Mini Index	5	03/2018	USD	384,125	1,898
S&P 500 E-Mini Index	31	03/2018	USD	4,147,800	46,897
TOPIX Index	1	03/2018	JPY	160,826	3,182

					128,680

Short Contracts
EURO STOXX 50 Index	(22)	03/2018	EUR	(919,681)	25,706
Euro-Buxl	(1)	03/2018	EUR	(196,607)	3,388
FTSE 100 Index	(7)	03/2018	GBP	(719,123)	(26,143)
TOPIX Index	(11)	03/2018	JPY	(1,769,090)	(30,170)
U.S. Treasury 10 Year Note	(7)	03/2018	USD	(868,109)	3,047

					(24,172)

					104,508

Forward foreign currency exchange contracts outstanding as of December 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	857,407	CAD	1,099,018	TD Bank Financial Group	01/30/2018	(17,289)
USD	562,251	AUD	734,090	HSBC Bank, NA	03/28/2018	(10,426)
USD	641,527	CAD	821,800	HSBC Bank, NA	03/28/2018	(12,970)
USD	1,489,324	EUR	1,245,031	Credit Suisse International	03/28/2018	(12,209)
USD	690,147	GBP	513,568	TD Bank Financial Group	03/28/2018	(5,211)
USD	1,793,437	JPY	202,410,192	Barclays Bank plc	03/28/2018	(10,887)
Net unrealized depreciation						(68,992)

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CVA	— Dutch Certification
CVR	— Contingent Value Rights
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GNMA	— Government National Mortgage Association
HKD	— Hong Kong Dollar
ICE	— Intercontinental Exchange
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MSCI	— Morgan Stanley Capital International
REMIC	— Real Estate Mortgage Investment Conduit
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(j)	— All or a portion of the security is segregated for short sales. The total value of securities and cash segregated as collateral is $1,193,618 and $536,412, respectively.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2017.
(n)	— The rate shown is the effective yield as of December 31, 2017.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017

Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$46,700,176
Investments in affiliates, at value	15,229,093
Options purchased, at value	507,756
Cash	284,295
Foreign currency, at value	80,462
Deposits at broker for futures contracts	86,000
Deposits at broker for securities sold short	536,412
Receivables:
Portfolio shares sold	356
Interest and dividends from non-affiliates	108,870
Dividends from affiliates	4,026
Tax reclaims	19,836
Variation margin on futures contracts	164,266

Total Assets	63,721,548

LIABILITIES:
Payables:
Securities sold short, at value	534,715
Dividend expense to non-affiliates on securities sold short	1,746
Investment securities purchased	207,208
Portfolio shares redeemed	28,473
Unrealized depreciation on forward foreign currency exchange contracts	68,992
Accrued liabilities:
Investment advisory fees	12,489
Distribution fees	10,191
Custodian and accounting fees	26,815
Trustees’ and Chief Compliance Officer’s fees	258
Audit fees	47,971
Other	4,870

Total Liabilities	943,728

Net Assets	$62,777,820

NET ASSETS:
Paid-in-Capital	$56,773,052
Accumulated undistributed net investment income	(201,827)
Accumulated net realized gains (losses)	(552,485)
Net unrealized appreciation (depreciation)	6,759,080

Total Net Assets	$62,777,820

Net Assets:
Class 1	$14,307,557
Class 2	48,470,263

Total	$62,777,820

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	863,484
Class 2	2,928,994
Net Asset Value, offering and redemption price per share (a):
Class 1	$16.57
Class 2	16.55

Cost of investments in non-affiliates	$41,182,005
Cost of investments in affiliates	14,028,427
Cost of options purchased	514,344
Cost of foreign currency	79,229
Proceeds from securities sold short	532,226

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Global Allocation Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$570,451
Dividend income from affiliates	671,061
Interest income from non-affiliates	274,724
Interest income from affiliates	432
Interest income from non-affiliates on securities sold short	4,817
Foreign taxes withheld	(34,986)

Total investment income	1,486,499

EXPENSES:
Investment advisory fees	339,739
Administration fees	46,179
Distribution fees — Class 2	121,470
Custodian and accounting fees	68,974
Interest expense to affiliates	236
Professional fees	98,361
Trustees’ and Chief Compliance Officer’s fees	25,873
Printing and mailing costs	22,322
Transfer agency fees — Class 1	135
Transfer agency fees — Class 2	1,194
Other	7,047
Dividend expense to non-affiliates on securities sold short	15,079

Total expenses	746,609

Less fees waived	(175,556)
Less expense reimbursements	(326)

Net expenses	570,727

Net investment income (loss)	915,772

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	505,296
Investments in affiliates	258,473
Options purchased	935,310
Futures contracts	789,098
Securities sold short	(27,073)
Foreign currency transactions	20,091
Forward foreign currency exchange contracts	(526,875)
Options written	2,099

Net realized gain (loss)	1,956,419

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,926,130
Investments in affiliates	781,971
Options purchased	(24,824)
Futures contracts	254,838
Securities sold short	(4,382)
Foreign currency translations	16,467
Forward foreign currency exchange contracts	(37,821)

Change in net unrealized appreciation/depreciation	5,912,379

Net realized/unrealized gains (losses)	7,868,798

Change in net assets resulting from operations	$8,784,570

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$915,772	$939,433
Net realized gain (loss)	1,956,419	(83,640)
Change in net unrealized appreciation/depreciation	5,912,379	2,112,683

Change in net assets resulting from operations	8,784,570	2,968,476

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(182,218)	(138,691)
From net realized gains	(525,527)	(51)
Class 2
From net investment income	(467,939)	(1,379,799)
From net realized gains	(1,844,995)	(555)

Total distributions to shareholders	(3,020,679)	(1,519,096)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,480,474	20,529,111

NET ASSETS:
Change in net assets	8,244,365	21,978,491
Beginning of period	54,533,455	32,554,964

End of period	$62,777,820	$54,533,455

Accumulated undistributed net investment income	$(201,827)	$49,003

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$8,772,622	$4,816,386
Distributions reinvested	707,745	138,742
Cost of shares redeemed	(356,670)	(828,102)

Change in net assets resulting from Class 1 capital transactions	$9,123,697	$4,127,026

Class 2
Proceeds from shares issued	$20,644,632	$18,819,300
Distributions reinvested	2,312,934	1,380,354
Cost of shares redeemed	(29,600,789)	(3,797,569)

Change in net assets resulting from Class 2 capital transactions	$(6,643,223)	$16,402,085

Total change in net assets resulting from capital transactions	$2,480,474	$20,529,111

SHARE TRANSACTIONS:
Class 1
Issued	529,087	326,903
Reinvested	42,545	9,318
Redeemed	(21,469)	(56,772)

Change in Class 1 Shares	550,163	279,449

Class 2
Issued	1,261,337	1,298,330
Reinvested	139,431	92,827
Redeemed	(1,825,803)	(255,997)

Change in Class 2 Shares	(425,035)	1,135,160

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Portfolio
Class 1
Year Ended December 31, 2017	$14.89	$0.29	(h)	$2.25	$2.54	$(0.20)	$(0.66)	$(0.86)
Year Ended December 31, 2016	14.46	0.35	(h)	0.54	0.89	(0.46)	— (j)	(0.46)
Year Ended December 31, 2015	14.93	0.30	(h)	(0.46)	(0.16)	(0.23)	(0.08)	(0.31)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—	(0.04)

Class 2
Year Ended December 31, 2017	14.87	0.26	(h)	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	(h)	0.54	0.84	(0.42)	— (j)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(h)	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.
(h)	Calculated based upon average shares outstanding.
(i)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.76% and 1.11% for the year ended December 31, 2017 and for Class 2 are 1.01% and 1.32% for the year ended December 31, 2017, respectively.
(j)	Amount rounds to less than $0.005.
(k)	Dividend expense on securities sold short is less than 0.005%.
(l)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(m)	Commencement of operations.
(n)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (including dividend expense for securities sold short) (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securites sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)(g)		Portfolio turnover rate (including securities sold short) (c)(g)

$16.57	17.11%	$14,307,557	0.79	%(i)	1.76%		1.14	%(i)	80%		92%
14.89	6.13	4,664,040	0.77	(k)	2.34		1.20	(k)	60		61
14.46	(1.06)	489,826	0.77	(l)	2.00	(l)	1.18	(l)	50		—
14.93	(0.23)	99,781	0.78	(l)	3.08	(l)	6.70	(l)	0.00	(n)	—

16.55	16.85	48,470,263	1.04	(i)	1.59		1.35	(i)	80		92
14.87	5.84	49,869,415	1.02	(k)	2.04		1.45	(k)	60		61
14.45	(1.32)	32,065,138	1.03	(l)	1.48	(l)	1.58	(l)	50		—
14.93	(0.25)	19,853,425	1.03	(l)	2.83	(l)	6.95	(l)	0.00	(n)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$270,842	$1,064,482	$1,335,324
Collateralized Mortgage Obligations
United States	—	5,715,814	—	5,715,814
Common Stocks
Australia	—	685,864	—	685,864
Austria	—	92,305	—	92,305
Belgium	—	157,303	—	157,303
Canada	464,441	—	—	464,441
Denmark	—	140,733	—	140,733
Finland	92,396	171,529	—	263,925
France	—	1,565,407	—	1,565,407
Germany	92,253	1,474,258	—	1,566,511
Hong Kong	46,647	341,399	—	388,046
Ireland	88,666	—	—	88,666
Israel	47,451	—	—	47,451
Italy	—	447,588	—	447,588
Japan	—	3,433,251	—	3,433,251
Luxembourg	—	101,839	—	101,839
Netherlands	—	886,003	—	886,003
Norway	—	30,710	—	30,710
Singapore	—	133,173	—	133,173
Spain	—	457,325	—	457,325
Sweden	—	104,149	—	104,149
Switzerland	—	1,431,352	—	1,431,352
United Kingdom	178,435	2,127,281	—	2,305,716
United States	14,872,439	129,656	—	15,002,095

Total Common Stocks	15,882,728	13,911,125	—	29,793,853

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Belgium	$—	$31,866	$—	$31,866
Canada	—	56,710	—	56,710
Israel	—	26,542	—	26,542
United Kingdom	—	47,619	—	47,619
United States	—	1,344,242	—	1,344,242

Total Corporate Bonds	—	1,506,979	—	1,506,979

Foreign Government Securities	—	4,891,309	—	4,891,309
Investment Companies	10,553,353	—	—	10,553,353
Options Purchased
Call Options Purchased	313,549	192,587	—	506,136
Put Option Purchased	1,620	—	—	1,620

Total Options Purchased	315,169	192,587	—	507,756

Rights
Spain	1,108	—	—	1,108
United States	—	—	44	44

Total Rights	1,108	—	44	1,152

U.S. Treasury Obligations
United States	—	2,582,910	—	2,582,910
Short-Term Investments
Foreign Government Treasury Bills	—	872,835	—	872,835
Investment Company	4,675,740	—	—	4,675,740

Total Short-Term Investments	4,675,740	872,835	—	5,548,575

Total Investments in Securities	$31,428,098	$29,944,401	$1,064,526	$62,437,025

Liabilities
Common Stocks
Canada	$(117,315)	$—	$—	$(117,315)
United States	(417,400)	—	—	(417,400)

Total Common Stocks	(534,715)	—	—	(534,715)

Total Liabilities in Securities Sold Short	$(534,715)	$—	$—	$(534,715)

Appreciation in Other Financial Instruments
Futures Contracts	$137,956	$35,476	$—	$173,432

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(68,992)	$—	$(68,992)
Futures Contracts	(2,343)	(66,581)	—	(68,924)

Total Depreciation in Other Financial Instruments	$(2,343)	$(135,573)	$—	$(137,916)

Transfers between fair values are valued utilizing values as of the beginning of the year.

There were no significant transfers among any levels during year ended December 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2016	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017
Investments in Securities
Asset-Backed Securities	$1,667,376	$13,768	$34,485	$4,168	$126,955	$(896,666)	$114,396	$—	$1,064,482
Rights — United States	—	—	44	—	—	—	—	—	44

	$1,667,376	$13,768	$34,529	$4,168	$126,955	$(896,666)	$114,396	$—	$1,064,526

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2017, which were valued using significant unobservable inputs (level 3) amounted to $35,882. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,064,482	Discounted Cash Flow	Constant Prepayment Rate	0.00% -10.00% (5.83%)
			Constant Default Rate	2.75% - 6.90% (4.63%)
			Yield (Discount Rate of Cash Flows)	2.37% - 6.93% (3.67%)

Asset-Backed Securities	1,064,482

	44	Pending Distribution Amount	Expected Recovery	$0.049 ($0.049)

Rights	44

Total	$1,064,526

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

			For the year ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	1,642,285	49,812	1,787,292	17,882	77,313	—	49,814	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	107,983	1,898,492	1,009,121	419,889	59,116	685,098	3,231,938	17,672	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	364,883	—	3,107,514	—	—	(16,954)	3,090,560	49,601	—
JPMorgan High Yield Fund, Class R6 Shares	570,965	16,774,896	524,808	13,286,838	181,475	36,514	4,230,855	524,898	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	4,675,740	1,660,681	50,077,654	47,062,595	—	—	4,675,740	29,076	—

Total		21,976,354	54,768,909	62,556,614	258,473	781,971	15,229,093	671,061	—

C. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/ depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Portfolio for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Portfolio records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Portfolio is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Portfolio to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Portfolio to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Portfolio may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$6,435	$—	$6,435
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	82,726	—	82,726
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	507,756	84,271	—	592,027

Total		$507,756	$173,432	$—	$681,188

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(2,343)	$—	$(2,343)
Foreign exchange contracts	Payables	—	—	(68,992)	(68,992)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(66,581)	—	(66,581)

Total		$—	$(68,924)	$(68,992)	$(137,916)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(1,161)	$—	$(1,161)
Foreign exchange contracts	—	70,251	(526,875)	(456,624)
Equity contracts	937,409	720,008	—	1,657,417

Total	$937,409	$789,098	$(526,875)	$1,199,632

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(6,287)	$—	$(6,287)
Foreign exchange contracts	—	47,198	(37,821)	9,377
Equity contracts	(24,824)	213,927	—	189,103

Total	$(24,824)	$254,838	$(37,821)	$192,193

The Portfolio’s derivatives contracts held at December 31, 2017 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended December 31, 2017. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$5,760,233
Average Notional Balance Short	1,878,605
Ending Notional Balance Long	5,465,654
Ending Notional Balance Short	3,407,894
Foreign Exchange
Average Notional Balance Long	3,838,799	(a)
Average Notional Balance Short	2,403,500	(b)
Ending Notional Balance Long	5,294,025
Interest Rate
Average Notional Balance Long	533,973
Average Notional Balance Short	3,087,630
Ending Notional Balance Long	302,326
Ending Notional Balance Short	1,064,716

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	767,098
Average Settlement Value Sold	8,267,818
Ending Settlement Value Sold	6,034,093

Exchange-Traded Options:
Average Number of Contracts Purchased	1,168
Average Number of Contracts Written	—	(c)
Ending Number of Contracts Purchased	2,208

(a)	For the period March 1, 2017 through December 31, 2017.
(b)	For the period January 1, 2017 through January 31, 2017.
(c)	Amount rounds to less than 0.50 contracts.

D. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short. Liabilities for securities sold

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2017, the Portfolio had outstanding short sales as listed on the SOI.

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$1	$(516,445)	$516,444

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2017, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the year ended December 31, 2017 and is in place until at least April 30, 2018.

For the year ended December 31, 2017, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$123,306	$45,291	$168,597	$326

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2017 was $6,959.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2017, the Portfolio incurred $95 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$40,481,182	$38,344,635	$2,532,383	$1,081,347	$5,715,401	$5,615,869

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$55,841,740	$6,808,235	$712,149	$6,096,086

* The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts and investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,104,979	$915,700	$3,020,679

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,518,715	$381	$1,519,096

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (continued)

As of December 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$271,789	$227,300	$5,523,617

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, straddle loss deferrals and investments in PFICs.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards in the amount of $90,332.

Specified ordinary losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2017 the Portfolio deferred to January 1, 2018 the following specified ordinary losses:

$7,614

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement was extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2017, the Portfolio had five omnibus accounts which owned 89.1% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions,

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2017, a portion of the Portfolio’s investments consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from such securities.

Derivatives, including futures, options and forwards, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Portfolio’s original investment. Derivatives expose the Portfolio to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of December 31, 2017, the Portfolio pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities are held at Citigroup Global Markets, Inc.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Portfolio’s financial statements as of December 31, 2017. The adoption had no effect on the Portfolio’s net assets or result of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Global Allocation Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2017 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the three years in the period ended December 31, 2017 and for the period December 9, 2014 (commencement of operations) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	37

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,073.10	$4.13	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class 2
Actual	1,000.00	1,071.90	5.43	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds in which the Portfolio invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory

Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the second quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the fourth and fifth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

DECEMBER 31, 2017	JPMORGAN INSURANCE TRUST	43

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 6.17% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2017.

Long Term Capital Gain

The Portfolio distributed $915,700, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2017.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	AN-JPMITGAP-1217

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2017 – $360,283
2016 – $384,624

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2017 – $51,250
2016 – $56,510

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2017 – $80,040
2016 – $76,852

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2017 – Not applicable
2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%
2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 - $28.4 million
2016 - $29.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 23, 2018

By:	/s/ Matthew J. Plastina
Matthew J. Plastina
Acting Treasurer and Principal Financial Officer
February 23, 2018